UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

MANAGERS TRUST II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JANUARY 1, 2004–DECEMBER 31, 2004 (Annual Shareholder Report)

Item 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

Managers Funds

•	Science & Technology Fund

•	20 Fund

•	Mid-Cap Fund

•	Large-Cap Fund

•	Balanced Fund

•	Convertible Securities Fund

•	High Yield Fund

•	Fixed Income Fund

December 31, 2004

Nothing contained herein is to be considered an offer, sale, or solicitation of an offer to buy shares of The Managers Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

The U.S. economy grew steadily this past year, providing a generally healthy backdrop for the financial markets. In addition, inflation remained moderately positive despite a sharp rise in energy prices that could have put pressure on all prices or stalled growth completely. The latest evidence is that the economy was growing at an annualized rate of 4% through the third quarter. Importantly, consumer spending did not show the deterioration that many had predicted. Rather, the consumer showed impressive resilience in the face of higher costs for energy and select other necessities. Also, nonresidential fixed investment continued to rebound. Capital spending had declined between 10% and 15% annually during the heart of the 2001 recession, but increased at a comparable pace in recent quarters. This spending also translated into improving balance sheets and earnings for a good number of companies. Meanwhile, energy and other raw material prices eased in late 2004. While long-term interest rates moderated over the course of the year, short-term rates rose, due primarily to the five one-quarter-point (0.25%) interest rate hikes instituted by the Federal Open Market Committee (FOMC) during the period.

Despite the generally positive economic backdrop, the equity markets were mired in somewhat of a trading range throughout most of 2004, but jumped out of it immediately following the November presidential election. Small capitalization stocks again outpaced large cap stocks and value style benchmarks performed significantly better than growth benchmarks. This was driven by strong gains in the energy and materials sectors while traditional growth sectors such as technology and healthcare struggled for most of the year. Developed and emerging foreign markets also posted healthy gains, enhanced for U.S. investors by a weakening U.S. dollar. The surprise for many investors was the strength of longer term bonds. Despite the steady rise of short-term rates as a result of the FOMC tightening program, long-term rates were steady to lower for the year.

We are pleased to report that the funds within the Managers Funds family performed well within expectations for the year. It was also a very active year from an organizational perspective. Notably, the Managers family of funds celebrated its 20th anniversary in June as Managers Capital Appreciation, Managers Special Equity and Managers Bond Funds eclipsed their 20th year since inception.

In addition to taking over the management and administration of several funds formerly managed by Conseco Funds Group, we were, at year end, in the process of seeking shareholder approval to integrate the Fremont family of mutual funds within our group. (We received shareholder approval in mid-January.) These funds also utilize a subadvisor structure. We believe that a key advantage to shareholders of both fund families will be a broader array of asset classes, investment styles and “intelligence diversification” available within one group of funds.

Beginning in May we instituted expense caps on several of our funds which effectively lowered their respective costs to shareholders. These include Managers Value, now capped at 1.19% per year, Managers Capital Appreciation, now capped at 1.29% per year, Managers International Equity, now capped at 1.55% per year, Managers Emerging Markets Equity, now capped at 1.79% per year, and Managers Global Bond, now capped at 1.19% per year. In a similar effort to reduce costs, we have commenced operation of a new share class of Managers Special Equity (I Class) which, by virtue of a high minimum investment ($250,000), will be of lower cost than the original share class.

Finally, throughout the latter half of the year, Managers made preparations to partner with several of our AMG Affiliates to create Managers Investment Group, which we formed on January 1, 2005. The new organization has expanded resources and a broad variety of investment management services.

As always, we post any news or other pertinent information about the funds as soon as applicable on our Web site at www.managersinvest.com. Should you have any questions about any of our funds or this report, please feel free to contact us at 1-800-835-3879, or visit the Web site. We thank you for your investment in The Managers Funds.

Sincerely,

Peter M. Lebovitz	Thomas G. Hoffman, CFA
President The Managers Funds	Chief Investment Officer Managers Investment Group LLC

The Managers Funds Performance (unaudited)

All periods ended December 31, 2004

			Average Annual Total Returns (1)
			1	3	5	Since	Inception
			Year	Years	Years	Inception	Date
Managers Funds:
Equity Funds:
Large-Lap(2)	-Class A	No Load	10.63%	0.30%	—	(8.64)%	Jul-00
	-Class A	With Load	4.23%	(1.65)%	—	(9.84)%	Jul-00
	-Class B	No Load	9.98%	(0.26)%	—	(9.14)%	Jul-00
	-Class B	With Load	4.98%	(1.26)%	—	(9.54)%	Jul-00
	-Class C	No Load	9.97%	(0.25)%	—	(9.11)%	Jul-00
	-Class C	With Load	7.87%	(0.61)%	—	(9.31)%	Jul-00
	-Class Y	No Load	11.13%	0.70%	—	(8.25)%	Jul-00
20 Fund(2)	-Class A	No Load	(5.11)%	(5.29)%	(19.95)%	(4.62)%	Jan-98
	-Class A	With Load	(10.50)%	(7.12)%	(20.89)%	(5.43)%	Jan-98
	-Class B	No Load	(5.50)%	(5.76)%	(20.33)%	(6.77)%	Feb-98
	-Class B	With Load	(10.23)%	(6.71)%	(20.57)%	(6.77)%	Feb-98
	-Class C	No Load	(5.48)%	(5.79)%	(20.32)%	(7.50)%	Mar-98
	-Class C	With Load	(7.30)%	(6.10)%	(20.49)%	(7.64)%	Mar-98
	-Class Y	No Load	(4.69)%	(4.85)%	(19.53)%	(7.42)%	Apr-98
Science & Technology(2)	-Class A	No Load	2.83%	(10.33)%	—	(28.81)%	Jul-00
	-Class A	With Load	(3.56)%	(12.05)%	—	(29.74)%	Jul-00
	-Class B	No Load	2.39%	(10.59)%	—	(29.11)%	Jul-00
	-Class B	With Load	(3.09)%	(11.49)%	—	(29.42)%	Jul-00
	-Class C	No Load	1.90%	(10.55)%	—	(29.03)%	Jul-00
	-Class C	With Load	(0.05)%	(10.85)%	—	(29.19)%	Jul-00
	-Class Y	No Load	2.76%	(9.71)%	—	(28.38)%	Jul-00
Mid-Cap(2)	-Class A	No Load	16.80%	11.28%	5.20%	14.13%	Jan-97
	-Class A	With Load	10.10%	9.09%	3.96%	13.29%	Jan-97
	-Class B	No Load	16.13%	10.72%	4.69%	12.49%	Jan-97
	-Class B	With Load	11.13%	9.89%	4.45%	12.49%	Jan-97
	-Class C	No Load	16.12%	10.70%	4.72%	11.45%	Feb-98
	-Class C	With Load	13.98%	10.32%	4.51%	11.29%	Feb-98
	-Class Y	No Load	17.37%	11.81%	5.74%	14.72%	Jan-97
Hybrid Funds:
Balanced(2)	-Class A	No Load	9.45%	5.87%	3.57%	9.29%	Jan-97
	-Class A	With Load	3.12%	3.79%	2.36%	8.48%	Jan-97
	-Class B	No Load	8.88%	5.39%	3.11%	7.09%	Feb-98
	-Class B	With Load	3.88%	4.88%	2.81%	7.09%	Feb-98
	-Class C	No Load	8.88%	5.36%	3.09%	7.00%	Feb-98
	-Class C	With Load	6.85%	5.01%	2.88%	6.85%	Feb-98
	-Class Y	No Load	10.04%	6.41%	4.11%	9.84%	Jan-97

The Managers Funds Performance (continued)

All periods ended December 31, 2004

			Average Annual Total Returns (1)
			1	3	5	Since	Inception
			Year	Years	Years	Inception	Date
Managers Funds:
Income Funds:
Fixed Income(2)	-Class A	No Load	5.44%	7.04%	8.01%	6.96%	Jan-97
	-Class A	With Load	0.13%	5.24%	6.90%	6.28%	Jan-97
	-Class B	No Load	4.90%	6.51%	7.48%	6.14%	Mar-98
	-Class B	With Load	(0.10)%	5.62%	7.18%	6.14%	Mar-98
	-Class C	No Load	4.85%	6.52%	7.49%	6.33%	Mar-98
	-Class C	With Load	2.78%	6.17%	7.27%	6.18%	Mar-98
	-Class Y	No Load	5.99%	7.61%	8.59%	7.57%	Jan-97
High Yield(2)	-Class A	No Load	10.62%	13.49%	6.45%	6.83%	Jan-98
	-Class A	With Load	4.22%	11.29%	5.20%	5.93%	Jan-98
	-Class B	No Load	10.07%	12.96%	5.89%	5.69%	Feb-98
	-Class B	With Load	5.07%	12.17%	5.62%	5.69%	Feb-98
	-Class C	No Load	10.08%	12.97%	5.92%	5.68%	Feb-98
	-Class C	With Load	8.05%	12.58%	5.71%	5.52%	Feb-98
	-Class Y	No Load	11.26%	14.16%	7.05%	6.74%	Mar-98
Convertible Securities(2)	-Class A	No Load	8.89%	8.98%	2.07%	9.09%	Sep-98
	-Class A	With Load	2.61%	6.84%	0.87%	8.06%	Sep-98
	-Class B	No Load	8.39%	8.48%	1.56%	8.54%	Sep-98
	-Class B	With Load	3.39%	7.62%	1.29%	8.54%	Sep-98
	-Class C	No Load	8.36%	8.44%	1.56%	8.56%	Sep-98
	-Class C	With Load	6.25%	8.06%	1.36%	8.39%	Sep-98
	-Class Y	No Load	9.39%	9.53%	2.57%	9.64%	Sep-98

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A (5.00% maximum for Managers Fixed Income Fund), 1% on Class C as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

The Fund share classes differ with regard to sales charges and Fund expenses. In choosing a Fund and class(es), investors should consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses carefully before investing, and how long they intend to keep their money invested in the Fund and class(es). Each Fund’s prospectus contains information concerning the Fund’s investment objective, risk, charges and expenses and other information. Additional risks are associated with investing in high yield bonds, and such securities may be considered speculative.

There are also risks associated with investing in small-cap companies, such as increased volatility, and bonds, such as rising interest rates. More specifically, the value of debt instruments held in bond funds declines when interest rates rise and longer-term bonds are more vulnerable to interest rate risk. To obtain a prospectus, please call (800) 835-3879 or visit our website at www.managersinvest.com. Please read the Prospectus carefully before you invest in a Fund or send money. Investors should discuss their goals and choices with a registered financial professional in order to determine which share class is appropriate for them. Distributed by Managers Distributors, Inc., member NASD.

(1)	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.

The performance data shown represents past performance, which is not a guarantee of future results. (From time to time the Funds’ advisor has waived fees or reimbursed expenses, which may have resulted in higher returns.) Current performance may be higher or lower than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our web site at www.managersinvest.com.

(2)	Formerly part of the Conseco Funds Group.

About Your Fund’s Expenses

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund, so you can compare these costs with those of other mutual funds. The examples are based on an investment in the Fund of $1,000 made at the beginning of the most recent fiscal period and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund return: This helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% annual return: This helps you compare the Fund’s costs with those of other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% annual return less expenses. It assumes that the Fund had a return of 5% per year and that the expense ratio is unchanged. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2004	Expense Ratio	Beginning Account Value 6/30/2004	Ending Account Value 12/31/2004	Expenses Paid During Period*
Managers Science & Technology Fund Class A
Based on Actual Fund Return	1.75%	$1,000	$1,048	$9.03
Based on Hypothetical 5% Annual Return	1.75%	$1,000	$1,016	$8.89
Managers Science & Technology Fund Class B
Based on Actual Fund Return	2.25%	$1,000	$1,044	$11.59
Based on Hypothetical 5% Annual Return	2.25%	$1,000	$1,014	$11.42
Managers Science & Technology Fund Class C
Based on Actual Fund Return	2.25%	$1,000	$1,049	$11.62
Based on Hypothetical 5% Annual Return	2.25%	$1,000	$1,014	$11.42
Managers Science & Technology Fund Class Y
Based on Actual Fund Return	1.25%	$1,000	$1,052	$6.46
Based on Hypothetical 5% Annual Return	1.25%	$1,000	$1,019	$6.36

Managers 20 Fund Class A
Based on Actual Fund Return	1.75%	$1,000	$981	$8.74
Based on Hypothetical 5% Annual Return	1.75%	$1,000	$1,016	$8.89
Managers 20 Fund Class B
Based on Actual Fund Return	2.25%	$1,000	$978	$11.22
Based on Hypothetical 5% Annual Return	2.25%	$1,000	$1,014	$11.42
Managers 20 Fund Class C
Based on Actual Fund Return	2.25%	$1,000	$979	$11.22
Based on Hypothetical 5% Annual Return	2.25%	$1,000	$1,014	$11.42
Managers 20 Fund Class Y
Based on Actual Fund Return	1.25%	$1,000	$981	$6.24
Based on Hypothetical 5% Annual Return	1.25%	$1,000	$1,019	$6.36

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2004	Expense Ratio	Beginning Account Value 6/30/2004	Ending Account Value 12/31/2004	Expenses Paid During Period*
Managers Mid-Cap Fund Class A
Based on Actual Fund Return	1.50%	$1,000	$1,107	$7.97
Based on Hypothetical 5% Annual Return	1.50%	$1,000	$1,018	$7.63
Managers Mid-Cap Fund Class B
Based on Actual Fund Return	2.00%	$1,000	$1,105	$10.61
Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.16
Managers Mid-Cap Fund Class C
Based on Actual Fund Return	2.00%	$1,000	$1,105	$10.61
Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.16
Managers Mid-Cap Fund Class Y
Based on Actual Fund Return	1.00%	$1,000	$1,109	$5.32
Based on Hypothetical 5% Annual Return	1.00%	$1,000	$1,020	$5.09

Managers Large-Cap Fund Class A
Based on Actual Fund Return	1.50%	$1,000	$1,079	$7.86
Based on Hypothetical 5% Annual Return	1.50%	$1,000	$1,018	$7.63
Managers Large-Cap Fund Class B
Based on Actual Fund Return	2.00%	$1,000	$1,076	$10.47
Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.16
Managers Large-Cap Fund Class C
Based on Actual Fund Return	2.00%	$1,000	$1,076	$10.47
Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.16
Managers Large-Cap Fund Class Y
Based on Actual Fund Return	1.00%	$1,000	$1,081	$5.25
Based on Hypothetical 5% Annual Return	1.00%	$1,000	$1,020	$5.09

Managers Balanced Fund Class A
Based on Actual Fund Return	1.50%	$1,000	$1,066	$7.81
Based on Hypothetical 5% Annual Return	1.50%	$1,000	$1,018	$7.63
Managers Balanced Fund Class B
Based on Actual Fund Return	2.00%	$1,000	$1,064	$10.40
Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.16
Managers Balanced Fund Class C
Based on Actual Fund Return	2.00%	$1,000	$1,064	$10.41
Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.16
Managers Balanced Fund Class Y
Based on Actual Fund Return	1.00%	$1,000	$1,069	$5.22
Based on Hypothetical 5% Annual Return	1.00%	$1,000	$1,020	$5.09

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2004	Expense Ratio	Beginning Account Value 6/30/2004	Ending Account Value 12/31/2004	Expenses Paid During Period*
Managers Convertible Fund Class A
Based on Actual Fund Return	1.55%	$1,000	$1,072	$8.09
Based on Hypothetical 5% Annual Return	1.55%	$1,000	$1,017	$7.88
Managers Convertible Fund Class B
Based on Actual Fund Return	2.05%	$1,000	$1,069	$10.69
Based on Hypothetical 5% Annual Return	2.05%	$1,000	$1,015	$10.41
Managers Convertible Fund Class C
Based on Actual Fund Return	2.05%	$1,000	$1,069	$10.69
Based on Hypothetical 5% Annual Return	2.05%	$1,000	$1,015	$10.41
Managers Convertible Fund Class Y
Based on Actual Fund Return	1.05%	$1,000	$1,074	$5.49
Based on Hypothetical 5% Annual Return	1.05%	$1,000	$1,020	$5.35

Managers High Yield Fund Class A
Based on Actual Fund Return	1.40%	$1,000	$1,090	$7,37
Based on Hypothetical 5% Annual Return	1.40%	$1,000	$1,018	$7.12
Managers High Yield Fund Class B
Based on Actual Fund Return	1.90%	$1,000	$1,088	$10.00
Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,016	$9.65
Managers High Yield Fund Class C
Based on Actual Fund Return	1.90%	$1,000	$1,088	$10.00
Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,016	$9.65
Managers High Yield Fund Class Y
Based on Actual Fund Return	0.90%	$1,000	$1,093	$4.75
Based on Hypothetical 5% Annual Return	0.90%	$1,000	$1,021	$4.58

Managers Fixed Income Fund Class A
Based on Actual Fund Return	0.99%	$1,000	$1,056	$5.13
Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$5.04
Managers Fixed Income Fund Class B
Based on Actual Fund Return	1.49%	$1,000	$1,052	$7.71
Based on Hypothetical 5% Annual Return	1.49%	$1,000	$1,018	$7.58
Managers Fixed Income Fund Class C
Based on Actual Fund Return	1.49%	$1,000	$1,053	$7.71
Based on Hypothetical 5% Annual Return	1.49%	$1,000	$1,018	$7.58
Managers Fixed Income Fund Class Y
Based on Actual Fund Return	0.49%	$1,000	$1,058	$2.54
Based on Hypothetical 5% Annual Return	0.49%	$1,000	$1,023	$2.50

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value-over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

You can find more information about the Fund’s expenses, including annual expense ratios for past fiscal periods, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus

Managers Science & Technology

Managers Science and Technology Fund (“Science & Tech”) is a stock fund seeking long-term capital appreciation through a non-diversified portfolio of equity securities of companies that the Fund’s subadvisor believes are positioned to take advantage of scientific or technological advances to power earnings growth. Managers currently utilizes a single independent subadvisor, a team led by Douglas S. MacKay of Oak Associates, ltd. (“Oak”), to manage the portfolio. Oak has managed the portfolio since December 2000.

The Portfolio Managers

Douglas S. MacKay of Oak Associates is a growth manager seeking to maximize returns through investments in the firm’s best ideas in the technology sector. Oak’s investment strategy begins with the overall outlook for the economy. The investment team assesses the overall economic background, including an analysis of fiscal policies, monetary policies, inflation, interest rates, exchange rates, and evolving relationships of economic sectors. The purpose of this macroeconomic analysis is to determine a list of favored technology industries where the most attractive secular growth opportunities reside. These industries are then covered to focus stock specific research.

The investment analysts at Oak research approximately 200 individual issues from the firm’s favored industries. Of these, roughly 100 are closely followed. When researching a potential security, the analysts look at the company growth rate and valuation metrics in absolute terms, relative to the market as a whole, and relative to each security’s historic valuation. The decision to buy a security is based on the investment team’s level of enthusiasm for the company’s management, its products, and the industry in which it operates. While valuation is also an important consideration, they must first be convinced of the company’s fundamental growth prospects and leading position within an industry going forward. MacKay makes the investment decisions, aided by free flowing and open communication among the analysts and other members of the investment team. The end result is a portfolio of fewer than 25 positions in a handful of technology sectors. Given the significant portfolio concentration and the focus on secular, rather than near-term, growth, the Fund is expected to have above-average price volatility.

Selling stocks is critical to Oak’s superior performance and takes place when the strategic stock market outlook changes based on Oak’s macroeconomic analysis or when a better idea with stronger valuation at a better price makes itself available. While MacKay will purchase a security for no more than 6% of the total portfolio at cost, he will let the winners run as long as the fundamentals of the companies are solid.

The Year in Review

For the year 2004, the Managers Science and Technology Fund returned -3.56% (Class A with load) compared with a gain of 10.88% for the S&P 500 Index. Negative performance variance was partially attributed to inclusion of the sales load. Excluding the sales load, the Fund’s return would have been 2.36%. In the U.S., the broad market (using, for example, the Russell 3000, Wilshire 5000, and S&P 500 indices) rose about 12% for the year and, by most measures, it was the first consecutive positive year since 1998-1999.

The equity markets opened the year continuing the rally of 2003 before falling in March amid security concerns following the terrorist attacks in Madrid. The economy took center stage in the middle of the year as the Federal Open Market Committee began to raise the Federal funds rate 0.25%, the first of many such increases. While corporate earnings were strong, the market was soft as a result of concerns about a slowing economy and constrained consumer spending due to rising energy costs. The market began to rally in September only to be slowed down by Merck, which announced the recall of its successful arthritis drug Vioxx.

Throughout most of 2004 the market had been locked into a trading zone, but jumped out immediately after the presidential election. A decisive election boosted markets to their best performance since the fourth quarter of 2003. This end of the year strong performance was led by the IT and consumer sectors. Both sectors had been negative all year and posted strong returns of about 13% in the fourth quarter. As corporate profits continued to grow capital spending increased, helping the IT sector. The consumer was helped by a decrease in energy and materials prices. While price indices rose over all, the fourth quarter saw a decrease in oil prices from a high of over $55 per barrel to about $43 per barrel. This decrease did not stop the energy sector from posting strong returns for the year. Global demand for oil and other materials helped the energy (+31%) and materials (+13%) sectors throughout the year. Industrials (18%) had a strong year despite the poor performance of the airline industry which continues to struggle.

From a style standpoint, the S&P Barra/Value Index outperformed its growth counterpart by over 900 basis points (bps). Low price-to-sales and price-to earnings stocks were the leaders early in the year. The resurgence of the information technology and consumer discretionary sectors in the fourth quarter evened out the distribution as all quintiles performed well.

Since the Fund concentrates on the information technology sector, returns were negative for most of the year, matching the sector. The Fund started the year well, carrying the rally from 2003. However, like the whole sector, the Fund was mostly on the decline until September. IT companies struggled through the second quarter amid rising interest rates. Positive outlooks on capital spending kept the sector flat, however, increased spending did not materialize in the third quarter and technology stocks decreased 10%. From September through the end of the year, the Fund boasted a return of over 18%. IT service company Cognizant Technology Solutions returned 39% for the fourth quarter and was a major contributor. Services were better performers than the semiconductor and electronic equipment industries given the rising price of materials and soft demand for hardware.

Managers Science & Technology

The Fund’s lone health care stock, Affymetrix (+19%), a company that places gene coding onto chips for use by researchers in several areas, is an example of the type of technology growth the Fund looks for. The consumer discretionary sector benefited from eBay (+80%) and the team has added Pixar, Harman International and Amazon.com throughout the year.

Looking Forward

Looking forward, the portfolio manager continues to find securities with superb growth opportunities because of new technologies. Companies that own the intellectual property and create the applications that use such technologies are the types of investment opportunities sought out by Oak Associates. Oak’s comments as we progress into 2005:

Looking ahead to 2005, we believe the stock markets will rise by the end of the year, inflation and interest rates will remain low, company earnings will grow and global prosperity will continue. While we think materials, energy, and industrials will continue to perform well as they did in 2004, we expect that the bull market of 2005 will be broader, with more sectors participating, especially technology and selected consumer discretionary, finance, and health care companies. Lower energy prices should provide a nice boost to the economy and corporate earnings in 2005. A weak U.S. dollar will help as well. One big negative is that a major tax incentive to buy capital equipment will expire at the end of this year. However, capital spending tends to be driven by corporate cash flow, which is likely to remain very strong in 2005.

Cumulative Total Return Performance

Science & Tech’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Science & Technology Fund – Class A Shares on July 3, 2000, to a $10,000 investment made in the S&P 500 for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total Returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Science & Technology Fund - Class A Shares (with load) and the S&P 500 Index since inception through December 31, 2004.

Average Annual Total Returns:	1 Year	Since Inception*
Science & Technology – A Shares	(3.56)%	(29.74)%
S&P 500	10.88%	(2.68)%

*	Commencement of operations was July 3, 2000.

The table below displays a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2004.

Managers Science & Technology Fund

Top Ten Holdings (out of 24 securities)	% Fund
Symbol Technologies, Inc.	7.2%
eBay, Inc.	6.5
NAVTEQ Corp.	6.4
Qualcomm, Inc.	6.2
Cognizant Technology Solutions Corp.	5.9
Amazon.Com, Inc.	5.5
Juniper Networks Inc.	5.1
EMC Corp.	5.0
Symantec Corp.	5.0
Electronic Arts, Inc.	4.9

Top Ten as a Group	57.7%

Industry Weightings	% Fund
Information Technology	73.1%
Consumer Discretionary	19.2
Industrials	4.5
Health Care	3.0
Other	0.2

Managers Science & Technology Fund

December 31, 2004

Schedule of Portfolio Investments

Security Description	Shares		Value
Common Stocks - 99.8%
Consumer Discretionary - 19.2%
Amazon.Com, Inc.*	2,850		$126,227
eBay, Inc.*	1,300		151,164
Harman International Industries, Inc.	700		88,900
Pixar Animation Studios*	900		77,049
Total Consumer Discretionary			443,340
Health Care - 3.0%
Affmetrix, Inc.*	1,900	[2]	69,445
Industrials - 4.5%
Apollo Group, Inc., Class A*	1,300		104,923
Information Technology - 73.1%
Applied Materials, Inc. *	2,800		47,880
Cisco Systems, Inc.*	3,850		74,305
Cogent Inc.*	2,000		66,000
Cognex Corp.	2,500		69,750
Cognizant Technology Solutions Corp.*	3,200		135,455
Electronic Arts, Inc.*	1,850		114,108
EMC Corp.*	7,800		115,986
Formfactor, Inc.*	682		18,509
Google, Inc.*	200	[2]	38,620
Juniper Networks, Inc.*	4,335		117,869
Marvell Technology Group Ltd.*	2,000		$70,940
Maxim Integrated Products, Inc.	2,350		99,617
Microsoft Corp.	2,200		58,762
NAVTEQ Corp.*	3,200		148,352
Qualcomm, Inc.	3,400		144,160
Symantec Corp.*	4,500		115,920
Symbol Technologies, Inc.	9,600		166,080
Zebra Technologies, Corp.*	1,500		84,420
Total Information Technology			1,686,733
Total Common Stocks (cost $1,677,314)			2,304,441
Other Investment Companies – 5.0%[1]
Bank of New York Institutional Cash Reserves Fund, 2.35%[3]	112,007		112,007
JPMorgan Prime Money Market Fund, Institutional Class Shares, 2.12%	3,179		3,179
Total Other Investment Companies (cost $115,186)			115,186
Total Investments – 104.8% (cost $1,792,500)			2,419,627
Other Assets, less Liabilities – (4.8)%			(111,367)
Net Assets – 100.0%			$2,308,260

The accompanying notes are an integral part of these financial statements.

Managers 20 Fund

Managers 20 Fund (“20”) is a stock fund seeking capital appreciation through a non-diversified portfolio of equity securities of 20 to 25 companies that the Fund’s subadvisor believes offer strong growth potential. Managers currently utilizes a single independent subadvisor, a team led by James D. Oelschlager of Oak Associates, ltd. (“Oak”), to manage the portfolio. Oak has managed the portfolio since December 2000.

The Portfolio Managers

James D. Oelschlager of Oak Associates is a growth manager seeking to maximize returns through investments in the firm’s best ideas. Oak’s investment strategy begins with the overall outlook for the economy. The investment team assesses the overall economic background, including an analysis of fiscal policies, monetary policies, inflation, interest rates, exchange rates, and evolving relationships of economic sectors. The purpose of this macroeconomic analysis is to determine a list of favored industries where the most attractive secular growth opportunities reside. These industries are then covered to focus stock specific research.

The investment analysts at Oak research approximately 200 individual issues from the firm’s favored industries. Of these, roughly 100 are closely followed. When researching a potential security, the analysts look at the company growth rate and valuation metrics in absolute terms, relative to the market as a whole, and relative to each security’s historic valuation. The decision to buy a security is based on the investment team’s level of enthusiasm for the company’s management, its products, and the industry in which it operates. While valuation is also an important consideration, they must first be convinced of the company’s fundamental growth prospects and leading position within an industry going forward. Oelschlager makes the investment decisions, aided by free flowing and open communication among the analysts and other members of the investment team. The end result is a portfolio of 25 or fewer positions in a handful of economic sectors. Given the significant portfolio concentration and the focus on secular, rather than near-term, growth, the Fund is expected to have above-average price volatility.

Selling stocks is critical to Oak’s superior performance and takes place when the strategic stock market outlook changes based on Oak’s macroeconomic analysis or when a better idea with stronger valuation at a better price makes itself available. While Oelschlager will purchase a security for no more than 6% of the total portfolio at cost, he will let the winners run as long as the fundamentals of the companies are solid.

The Year in Review

For the year 2004, the Managers 20 Fund returned -10.50% (Class A with load) compared with a gain of 10.88% for the S&P 500 Index. Negative performance variance was partially attributed to inclusion of the sales load. Excluding the sales load, the Fund’s return would have been -5.11%. In the U.S., the broad market (using, for example, the Russell 3000, Wilshire 5000, and S&P 500 indices) rose about 12% for the year and, by most measures, it was the first consecutive positive year since 1998-1999.

The equity markets opened the year continuing the rally of 2003 before falling in March amid security concerns following the terrorist attacks in Madrid. The economy took center stage in the middle of the year as the Federal Open Market Committee began to raise the Federal funds rate 0.25%, the first of many such increases. While corporate earnings were strong, the market was soft as a result of concerns about a slowing economy and constrained consumer spending due to rising energy costs. The market began to rally in September only to be slowed down by Merck, which announced the recall of its successful arthritis drug Vioxx.

Throughout most of 2004 the market had been locked into a trading zone, but jumped out immediately after the presidential election. A decisive election boosted markets to their best performance since the fourth quarter of 2003. This end of the year rally was led by the IT and consumer sectors. Both sectors had been negative all year and posted strong returns of about 13% in the fourth quarter. As corporate profits continued to grow capital spending increased, helping the IT sector. The consumer was helped by a decrease in energy and materials prices. While price indices rose over all, the fourth quarter saw a decrease in oil prices from a high of over $55 per barrel to about $43 per barrel. This decrease did not stop the energy sector from posting strong returns for the year. Global demand for oil and other materials helped the energy (+31%) and materials (+13%) sectors throughout the year. Industrials (+18%) had a strong year despite the poor performance of the airline industry which continues to struggle.

From a style standpoint, the S&P Barra/Value Index outperformed its growth counterpart by over 900 basis points (bps). Low price-to-sales and price-to earnings stocks were the leaders early in the year. The resurgence of the information technology and consumer discretionary sectors in the fourth quarter evened out the distribution as all quintiles performed well.

Since the Fund concentrates on growth opportunities, the information technology sector is the largest component of the Fund. As technology returns were negative for most of the year, the Fund followed similarly. The Fund started the year well, continuing the rally from 2003. However, like the whole technology sector, the Fund was mostly on the decline until September. In the fourth quarter, the Fund boasted a return of over 11%. IT service company Juniper returned 45% and was one of the top contributors for the year along with eBay (+80%), Dell (+24%) and EMC (+15%), which bounced back from a poor first half of the year.

The Fund started with a healthy position in financials, but the position was trimmed down with the liquidations of AIG and Morgan Stanley after poor performance. The health care sector was hurt by the holding of Pfizer which fell due to concerns over its drug Celebrex having the same health issues as Merck’s Vioxx. The Fund has recently increased its healthcare sector holdings with a purchase in Amgen. This represents a growth opportunity in the biotechnology industry where Amgen is a leader.

Managers 20 Fund

Looking Forward

Looking forward, the portfolio manager continues to find securities with superb growth opportunities because of new technologies. Companies that own the intellectual property and create the applications that use such technologies are the types of investment opportunities sought out by Oak Associates. Oak’s comments as we progress into 2005:

Looking ahead to 2005, we believe the stock markets will rise by the end of the year, inflation and interest rates will remain low, company earnings will grow and global prosperity will continue. While we think materials, energy, and industrials will continue to perform well as they did in 2004, we expect that the bull market of 2005 will be broader, with more sectors participating, especially technology and selected consumer discretionary, finance, and health care companies. Lower energy prices should provide a nice boost to the economy and corporate earnings in 2005. A weak U.S. dollar will help as well. One big negative is that a major tax incentive to buy capital equipment will expire at the end of this year. However, capital spending tends to be driven by corporate cash flow, which is likely to remain very strong in 2005.

Cumulative Total Return Performance

Managers 20 Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Managers 20 Fund —Class A Shares on January 2, 1998, to a $10,000 investment made in the S&P 500 for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total Returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the 20 Fund - Class A Shares (with load) and the S&P 500 Index since inception through December 31, 2004.

Average Annual Total Returns:	1 Year	5 Years	Since Inception*
20 Fund – A Shares	(10.50)%	(20.89)%	(5.43)%
S&P 500	10.88%	(2.30)%	4.77%

*	Commencement of operations was January 2, 1998.

The table below displays a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2004.

Managers 20 Fund

Top Ten Holdings (out of 25 securities)	% Fund
eBay, Inc.	7.1%
EMC Corp.	5.5
Cisco Systems, Inc.	5.5
Electronic Arts, Inc.	5.2
Schwab (Charles) Corp.	4.9
Dell, Inc.	4.7
Juniper Networks Inc.	4.6
Maxim Integrated Products, Inc.	4.5
United Parcel Service, Inc., Class B	4.4
Medtronic, Inc.	4.2

Top Ten as a Group	50.6%

Industry Weightings	% Fund
Information Technology	57.6%
Health Care	13.9
Financials	12.9
Consumer Discretionary	9.1
Industrials	6.3
Other	0.2

Managers 20 Fund

December 31, 2004

Schedule of Portfolio Investments

Security Description	Shares		Value
Common Stocks - 99.8%
Consumer Discretionary - 9.1%
eBay, Inc.*	23,000		$2,674,440
Harman International Industries, Inc.	6,000		762,000
Total Consumer Discretionary			3,436,440

Financial - 12.9%
Citigroup, Inc.	30,000 [2]		1,445,400
MBNA Corp.	55,200		1,556,088
Schwab (Charles) Corp.	155,000		1,853,800
Total Financials			4,855,288

Health Care - 13.9%
Affmetrix, Inc. *	22,000	[2]	804,100
Amgen, Inc.*	20,000		1,283,000
Medtronic, Inc.	32,000		1,589,440
Pfizer, Inc.	57,000		1,532,730
Total Health Care			5,209,270

Industrials - 6.3%
Rockwell Automation, Inc.	14,500		718,475
United Parcel Service, Inc., Class B	19,500		1,666,470
Total Industrials			2,384,945

Information Technology - 57.6%
Applied Materials, Inc. *	92,500		1,581,750
Avid Technology, Inc.*	15,000	[2]	926,250
Cisco Systems, Inc.*	107,500		$2,074,750
Cognizant Technology Solutions Corp.*	20,500		867,765
Dell, Inc.*	42,000		1,769,880
Electronic Arts, Inc.*	31,500	[2]	1,942,920
EMC Corp.*	140,000		2,081,800
Juniper Networks, Inc.*	63,500		1,726,565
Linear Technology Corp.	40,200		1,558,152
Maxim Integrated Products, Inc.	40,000		1,695,600
Microsoft Corp.	57,000		1,522,470
Qualcomm, Inc.	37,000		1,568,800
Symantec Corp.*	56,000		1,442,560
Symbol Technologies, Inc.	52,200		903,060
Total Information Technology			21,662,322

Total Common Stocks (cost $41,598,243)			37,548,265
Other Investment Companies – 6.6%[1]
Bank of New York Institutional Cash Reserves Fund, 2.35%[3] (cost $2,493,163)	2,493,163		2,493,163

Total Investments – 106.4% (cost $44,091,406)			40,041,428
Other Assets, less Liabilities – (6.4)%			(2,410,835)
Net Assets - 100.0%			$37,630,593

The accompanying notes are an integral part of these financial statements.

Managers Mid-Cap

Managers Mid-Cap Fund (“Mid-Cap”) is a stock fund seeking long-term capital appreciation through a diversified portfolio of medium capitalization U.S. companies. Managers currently utilizes a single independent subadvisor, a team led by James Miller of Chicago Equity Partners, LLC (“CEP”), to manage the portfolio. CEP has managed the portfolio since December 2000.

The Portfolio Managers

James Miller and the investment team at Chicago Equity Partners believe fundamentals drive stock prices. That is, companies with favorable valuations and earnings expectations will outperform their peers. They utilize a systematic ranking system to identify attractive stocks and construct their portfolios through a disciplined process that minimizes portfolio risks like sector, capitalization and style exposures.

Every day they use their proprietary model to evaluate the expectations, valuation and quality attributes of 3000 stocks. Over time they’ve refined this model, adding and deleting factors as well as changing their weightings, to consistently forecast solid stocks by sector and industry.

CEP’s team of analysts reviews and confirms the model’s daily rankings, paying special attention to any changes in rank. Each analyst follows a specific sector focusing on the timing and nature of earnings releases, legal and regulatory exposures of companies and any other factors the model may not capture. The analysts use an objective, systematic approach to choose the best risk-adjusted stocks within their sector.

Once the analysts have identified stocks with the highest potential to outperform their peers, they construct portfolios that neutralize risk elements that are not consistently rewarded, such as style tilts, industry weightings and market capitalization.

CEP’s analysts review the portfolios daily, meeting at least once per month on a formal basis, to evaluate portfolio holdings, monitor risk, and rebalance as necessary. Once any necessary trades are identified, they implement them using a mix of trading strategies designed to minimize commissions and market impact.

The result of CEP’s disciplined process is a portfolio of 125 to 250 securities that they believe will generate solid excess returns over the S&P Mid Cap 400 at a moderate risk level.

The Year in Review

For the year 2004, the Managers Mid-Cap Fund gained 10.10% (Class A with load) compared with a gain of 16.50% for the S&P Mid Cap 400 Index. Negative performance variance was attributed to inclusion of the sales load. Excluding the sales load, the Fund’s return would have been 16.80%. In the U.S., the broad market (using, for example, the Russell 3000, Wilshire 5000, and S&P 500 indices) rose about 12% for the year and, by most measures, it was the first consecutive positive year since 1998-1999. Mid-cap stocks continued their outperformance of the general market, specifically large-cap stocks. 2004 marks the fifth consecutive year that the S&P Mid Cap 400 Index beat the Russell 3000 and Wilshire 5000 indices.

The equity markets opened the year continuing the rally of 2003 before falling in March amid security concerns following the terrorist attacks in Madrid. The economy took center stage in the middle of the year as the Federal Open Market Committee began to raise the Federal funds rate 0.25%, the first of many such increases. While corporate earnings were strong, the market was soft due to concerns about a slowing economy and constrained consumer spending due to rising fuel costs. The market began to rally in September only to be slowed down by Merck, which announced the recall of its successful arthritis drug Vioxx.

Throughout most of 2004 the market had been locked into a trading zone, but jumped out immediately after the presidential election. A decisive election boosted markets to their best performance since the fourth quarter of 2003. This strong performance in the fourth quarter was led by the information technology and consumer sectors. The IT sector had been negative prior to the election and posted strong returns of about 15% in the fourth quarter. As corporate profits continued to grow capital spending increased, helping the IT sector. The consumer was helped by a decrease in energy and materials prices. While price indices rose over all, the fourth quarter saw a decrease in oil prices from a high of over $55 per barrel to about $43 per barrel. This decrease did not stop the energy sector from posting strong returns for the year. Global demand for oil and other materials helped the energy (+32%) and materials (+30%) sectors post strong returns throughout the year in the mid-cap space. Financials and the consumer discretionary and staples sectors also performed well for the year, posting returns over 19%.

From a style standpoint, the S&P Mid Cap 400 Barra/Value Index outperformed its growth counterpart by almost 500 basis points (bps). Growth stocks, led by technology, finished the year strong, beating value oriented stocks by 50 bps in December.

As the Fund matches sectors with the S&P Mid Cap 400 Index, the return patterns were tied very closely with those of the overall market. Stock selection in the consumer discretionary, information technology and industrials were the largest contributors to the Fund. Homebuilder mortgage banker NVR (+65%) had a strong year, as did several retailers, such as Abercrombie & Fitch (+90%) and American Eagle Outfitters (+187%). While technology performed poorly for the benchmark, CEP achieved high returns from their stock selection. Overweights in Activision (+66%) and Cree (+127%) were among the best performers in the Fund. On the negative end of the spectrum were National Semiconductor and Cypress Semiconductor. The semiconductor industry was among the worst performing industries across all market capitalization ranges. Increasing materials prices and softer demand hurt this and other equipment manufacturers.

Looking Forward

Looking forward, the portfolio manager continues to add value through security selection and immunize the portfolio against sector swings by matching sectors to the benchmark. CEP’s comments as we progress into 2005:

The economy has been growing at roughly a trend real economic growth rate of 3.5%. The fourth quarter GDP number is likely to be in the neighborhood of 3-3.5%, which would represent somewhere between a 3.5-4.0% growth rate year-over-year.

Managers Mid-Cap

On the consumer-front, retail sales were a little disappointing over the holiday season, but showed a strong finish, and will likely post a year-over-year showing somewhere in the vicinity of 3.0%. Consumer spending has slowed and is likely to slow further as moderate income growth, in a still less than robust job market, probably won’t be enough to offset rising interest rates and a lack of mortgage equity withdrawals as the housing market slows. The mortgage equity withdrawal has allowed the savings rate to drop to an all-time low and allowed consumers to spend at twice the rate of income growth. (This added at least 1.0% to GDP growth in recent years.) This is unlikely to continue as the Fed seeks to raise interest rates to a neutral level. The consumer is the most interest rate sensitive segment of the economy, and autos and housing are particularly susceptible.

Capital spending would be expected to pick up the slack, but some capital spending has already been pulled forward from the accelerated depreciation of the last tax stimulus act, which is due to expire at the end of this year. The primary determinant of capital spending is cash flow, which has been remarkably strong over the past year, as labor costs have been very contained and profit margins have risen to post-war highs. Year-over-year growth rates in profits have already peaked and are likely to moderate over the coming year. Capital spending is likely to be supported in part by growing exports as the dollar continues to fall, but it is unlikely to offset a waning consumer.

Cumulative Total Return Performance

Mid-Cap’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P Mid Cap 400 Index is an unmanaged capitalization weighted index of 400 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Mid-Cap Fund – Class A Shares on January 2, 1997, to a $10,000 investment made in the S&P Mid Cap 400 for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total Returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Mid-Cap Fund - Class A Shares (with load) and the S&P Mid-Cap 400 Index since inception through December 31, 2004.

Average Annual Total Returns:	1 Year	5 Years	Since Inception*
Mid-Cap – A Shares	10.10%	3.96%	13.29%
S&P Mid-Cap 400	16.50%	9.54%	14.19%

*	Commencement of operations was January 2, 1997.

The table below displays a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2004.

Managers Mid-Cap Fund

Top Ten Holdings (out of 99 securities)	% Fund
NVR Inc.	4.4%
Graco, Inc.	2.8
Questar Corp.	2.5
Tyson Foods Inc.	2.4
Abercrombie & Fitch Co.	2.2
Cree, Inc.	2.0
American Eagle Outfitters, Inc.	1.9
American Financial Group, Inc.	1.9
J.B. Hunt Transport Services, Inc.	1.9
SEI Investments Co.	1.9

Top Ten as a Group	23.9%

Industry Weightings	% Fund
Consumer Discretionary	22.8%
Financials	19.5
Information Technology	12.4
Health Care	10.5
Industrials	10.5
Utilities	6.9
Energy	6.2
Materials	5.1
Consumer Staples	4.6
Telecommunication Services	0.4
Other	1.1

Managers Mid-Cap Fund

December 31, 2004

Schedule of Portfolio Investments

Security Description	Shares		Value
Common Stocks - 98.9%
Consumer Discretionary - 22.8%
Abercrombie & Fitch Co.	48,100		$2,258,295
Aeropostale, Inc.*	26,700		785,781
American Eagle Outfitters, Inc.	42,300		1,992,330
American Greetings Corp., Class A	46,300	[2]	1,173,705
Autoliv, Inc.	20,200		975,660
Black & Decker Corp.	6,400	[2]	565,312
Blyth, Inc.	5,400		159,624
Borg Warner, Inc.	8,600		465,862
Caesars Entertainment, Inc.*	29,500		594,130
CEC Entertainment, Inc.*	24,200		967,274
Chico’s FAS, Inc.*	26,500	[2]	1,206,545
Circuit City Stores, Inc.	54,600		853,944
Copart, Inc.*	33,100		871,192
Darden Restaurants, Inc.	45,500		1,262,170
Harte Hanks, Inc.	23,100		600,138
Mandalay Resorts Group	7,000		493,010
NVR, Inc.*	5,800	[2]	4,462,520
Pacific Sunwear of California, Inc. *	37,800		841,428
Polaris Industries, Inc.	15,900		1,081,518
Rent-A-Center, Inc.*	20,200		535,300
Timberland Co.*	4,700		294,549
Washington Post Co., The	900		884,718
Total Consumer Discretionary			23,325,005
Consumer Staples - 4.6%
Energizer Holdings, Inc.*	17,800		884,482
PepsiAmericas, Inc.	29,200		620,208
SUPERVALU, Inc.	21,700		749,084
Tyson Foods, Inc., Class A	133,800		2,461,920
Total Consumer Staples			4,715,694
Energy - 6.2%
Diamond Offshore Drilling, Inc.	34,700	[2]	1,389,735
Newfield Exploration Co.*	25,900		1,529,395
Pogo Producing Co.	18,200	[2]	882,517
Varco International, Inc.*	60,900		1,775,235
Weatherford International, Ltd.*	15,500		795,150
Total Energy			6,372,032
Financials - 19.5%
Allmerica Finance Corp.*	26,000		853,580
American Financial Group, Inc.	63,600		1,991,315
AmeriCredit Corp.*	60,800		1,486,560
Associates Bank Corp.	40,050		1,330,061
Astoria Financial Corp.	37,800		1,510,866
CBL & Associates Properties, Inc.	16,200		1,236,870
Compass Bancshares, Inc.	18,300		890,661
Fidelity National Financial, Inc.	11,542		527,123
Hibernia Corp., Class A	50,100		1,478,451
Independence Community Bank Corp.	21,900		932,502
Indymac Mortgage Holdings, Inc.	19,000	[2]	654,550
Janus Capital Group, Inc.	58,800		988,428
Mack-Cali Realty Corp.	20,800		957,424
New Century Financial Corp.	11,700		747,747
Ohio Casualty Corp.*	54,000	[2]	$1,253,340
Protective Life Corp.	17,300		738,537
SEI Investments Co.	45,700		1,916,201
StanCorp Financial Group, Inc.	6,200		511,500
Total Financials			20,005,716
Health Care - 10.5%
Aetna, Inc.	7,500		935,625
Apria Healthcare Group, Inc.*	35,300		1,163,135
Becton, Dickinson & Co.	15,500		880,400
C.R. Bard, Inc.	12,400		793,352
Charles River Laboratories International, Inc.*	25,700	[2]	1,182,457
Coventry Health Care, Inc.*	22,850	[2]	1,212,878
Cytyc Corp.*	41,500	[2]	1,144,155
Humana, Inc.*	44,000		1,306,360
Invitrogen Corp.*	9,800		657,874
Perrigo Co.	57,100		986,117
Renal Care Group, Inc.*	14,850		534,452
Total Health Care			10,796,805
Industrials - 10.5%
Brink’s Co., The	23,100		912,912
Dun & Bradstreet Corp.*	16,500		984,225
Graco, Inc.	78,000		2,913,300
J.B. Hunt Transport Services, Inc.	42,800		1,919,580
Precision Castparts Corp.	10,800		709,344
Republic Services, Inc.	28,100		942,474
Ryder System, Inc.	18,600		888,522
SPX Corp.	7,700	[2]	308,462
Thomas & Betts Corp.*	24,000		738,000
Valassis Communications, Inc.*	13,400		469,134
Total Industrials			10,785,953
Information Technology - 12.4%
Activision, Inc.*	68,200		1,376,276
Acxiom Corp.	38,400	[2]	1,009,920
Adobe Systems, Inc.	12,300		771,702
Avnet, Inc.*	20,700		377,568
Cree, Inc.*	52,200	[2]	2,092,176
Factset Research Systems, Inc.	16,500		964,260
Harris Corp.	11,400		704,406
Imation Corp.	15,700		499,731
Ingram Micro, Inc.*	36,900		767,520
Lam Research Corp.*	18,900		546,399
Macrovision Corp.*	30,100		774,172
Omnivision Technologies, Inc.*	34,500	[2]	633,075
Polycom, Inc.*	34,600		806,872
Storage Technology Corp.*	28,600		904,046
Western Digital Corp.*	38,300		415,172
Total Information Technology			12,643,295
Materials - 5.1%
Bemis Co., Inc.	23,700		689,433
Cytec Industries, Inc.	25,700		1,321,494
Georgia Gulf Corp.	20,800		1,035,840
Louisiana-Pacific Corp.	60,300		1,612,422

The accompanying notes are an integral part of these financial statements.

Managers Mid-Cap Fund

December 31, 2004

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Materials (continued)
Sigma-Aldrich Corp.	8,700		$526,002
Total Materials			5,185,191
Telecommunication Services - 0.4%
PTEK Holdings, Inc.*	37,200		398,412
Utilities - 6.9%
Alliant Energy Corp.	38,700		1,106,820
Energen Corp.	27,000	[2]	1,591,650
Oneok, Inc.	65,000	[2]	1,847,300
Questar Corp.	49,800		2,537,808
Total Utilities			7,083,578
Total Common Stocks (cost $82,400,298)			101,311,681
Other Investment Companies – 15.5%[1]
Bank of New York Institutional Cash Reserves Fund, 2.35%[3]	14,805,968		$14,805,968
JPMorgan Prime Money Market Fund, Institutional Class Shares, 2.12%	1,065,497		1,065,497
Total Other Investment Companies (cost $15,871,465)			15,871,465
Total Investments – 114.4% (cost $98,271,763)			117,183,146
Other Assets, less Liabilities – (14.4)%			(14,740,270)
Net Assets - 100.0%			$102,442,876

The accompanying notes are an integral part of these financial statements.

Managers Large-Cap

Managers Large-Cap Fund (“Large-Cap”) is a stock fund seeking long-term capital appreciation through a diversified portfolio of large capitalization U.S. companies. Managers currently utilizes a single independent subadvisor, a team led by James Miller of Chicago Equity Partners, LLC (“CEP”), to manage the portfolio. CEP has managed the portfolio since December 2000.

The Portfolio Managers

James Miller and the investment team at Chicago Equity Partners believe fundamentals drive stock prices. That is, companies with favorable valuations and earnings expectations will outperform their peers. They utilize a systematic ranking system to identify attractive stocks and construct their portfolios through a disciplined process that minimizes portfolio risks like sector, capitalization and style exposures.

Every day they use their proprietary model to evaluate the expectations, valuation and quality attributes of 3000 stocks. Over time they’ve refined this model, adding and deleting factors as well as changing their weightings, to consistently forecast solid stocks by sector and industry.

CEP’s team of analysts reviews and confirms the model’s daily rankings, paying special attention to any changes in rank. Each analyst follows a specific sector focusing on the timing and nature of earnings releases, legal and regulatory exposures of companies and any other factors the model may not capture. The analysts use an objective, systematic approach to choose the best risk-adjusted stocks within their sector.

Once the analysts have identified stocks with the highest potential to outperform their peers, they construct portfolios that neutralize risk elements that are not consistently rewarded, such as style tilts, industry weightings and market capitalization.

CEP’s analysts review the portfolios daily, meeting at least once per month on a formal basis, to evaluate portfolio holdings, monitor risk, and rebalance as necessary. Once any necessary trades are identified, they implement them using a mix of trading strategies designed to minimize commissions and market impact.

The result of CEP’s disciplined process is a portfolio of 100 to 200 securities that the investment team believes will generate solid excess returns over the S&P 500 at a moderate risk level.

The Year in Review

For the year 2004, the Managers Large-Cap Fund gained 4.23% (Class A with load) compared with a gain of 10.88% for the S&P 500 Index. Negative performance variance was attributed to inclusion of the sales load. Excluding the sales load, the Fund’s return would have been 10.63%. In the U.S., the broad market (using, for example, the Russell 3000, Wilshire 5000, and S&P 500 indices) rose about 12% for the year and, by most measures, it was the first consecutive positive year since 1998-1999.

The equity markets opened the year continuing the rally of 2003 before falling in March amid security concerns following the terrorist attacks in Madrid. The economy took center stage in the middle of the year as the Federal Open Market Committee began to raise the Federal funds rate 0.25%, the first of many such increases. While corporate earnings were strong, the market was soft as a result of concerns about a slowing economy and constrained consumer spending due to rising energy costs. The market began to rally in September only to be slowed down by Merck, which announced the recall of its successful arthritis drug Vioxx.

Throughout most of 2004 the market had been locked into a trading zone, but jumped out immediately after the presidential election. A decisive election boosted markets to their best performance since the fourth quarter of 2003. This strong performance was led by the IT and consumer sectors. Both sectors had been negative all year and posted strong returns of about 13% in the fourth quarter. As corporate profits continued to grow capital spending increased, helping the IT sector. The consumer was helped by a decrease in energy and materials prices. While price indices rose over all, the fourth quarter saw a decrease in oil prices from a high of over $55 per barrel to about $43 per barrel. This decrease did not stop the energy sector from posting strong returns for the year. Global demand for oil and other materials helped the energy (+31%) and materials (+13%) sectors throughout the year. Industrials (18%) had a strong year despite the poor performance of the airline industry which continues to struggle.

From a style standpoint, the S&P Barra/Value Index outperformed its growth counterpart by over 900 basis points (bps). Low price-to-sales and price-to earnings stocks were the leaders early in the year. The resurgence of the information technology and consumer discretionary sectors in the fourth quarter evened out the distribution as all quintiles performed well.

As the Fund matches sectors with the S&P 500 Index, the return patterns were tied very closely with those of the overall market. Stock selection in the consumer staples, financials, industrials and utilities were the largest contributors to the Fund. The utility TXU (+177%), a top holding for the second half of the year, was a strong contributor on higher earnings. Overweights, relative to the benchmark, in Allstate, Bank of America and Wachovia all contributed to the strong returns of the financial sector.

An underweight of the energy sector detracted from performance as it was the top performing sector for the year. Stock selection detracted from the telecommunications and information technology sectors. National Semiconductor (-9%) and Cisco (-20%) hurt the Fund with National Semiconductor being liquidated. The holding of Pfizer and Merck into the fourth quarter was a deterrent to the health care sector, but the Merck position was liquidated prior to year end.

Managers Large-Cap

Looking Forward

Looking forward, the portfolio manager continues to add value through security selection and to immunize the portfolio against sector swings by matching sectors to the benchmark. CEP’s comments as we progress into 2005:

The economy has been growing at roughly a trend real economic growth rate of 3.5%. The fourth quarter GDP number is likely to be in the neighborhood of 3-3.5%, which would represent somewhere between a 3.5-4.0% growth rate year-over-year.

On the consumer front, retail sales were a little disappointing over the holiday season, but showed a strong finish, and will likely post a year over year showing somewhere in the vicinity of 3.0%. Consumer spending has slowed and is likely to slow further as moderate income growth in a still less than robust job market probably won’t be enough to offset rising interest rates and a lack of mortgage equity withdrawals as the housing market slows. The mortgage equity withdrawal has allowed the savings rate to drop to an all-time low and allowed consumers to spend at twice the rate of income growth. (This added at least 1.0% to GDP growth in recent years.) This is unlikely to continue as the Fed seeks to raise interest rates to a neutral level. The consumer is the most interest rate sensitive segment of the economy and autos and housing are particularly susceptible.

Capital spending would be expected to pick up the slack, but some capital spending has already been pulled forward from the accelerated depreciation of the last tax stimulus act, which is due to expire at the end of this year. The primary determinant of capital spending is cash flow, which has been remarkably strong over the past year, as labor costs have been very contained and profit margins have risen to post-war highs. Year over year growth rates in profits have already peaked and are likely to moderate over the coming year. Capital spending is likely to be supported in part by growing exports as the dollar continues to fall, but it is unlikely to offset a waning consumer.

Cumulative Total Return Performance

Large-Cap’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Large-Cap - Class A Shares on July 3, 2000, to a $10,000 investment made in the S&P 500 for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total Returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Large-Cap Fund - Class A Shares (with load) and the S&P 500 Index since inception through December 31, 2004.

Average Annual Total Returns:	1 Year	Since Inception*
Large-Cap – A Shares	4.23%	(9.84)%
S&P 500	10.88%	(2.68)%

*	Commencement of operations was July 3, 2000.

The table below displays a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2004.

Managers Large-Cap Fund

Top Ten Holdings (out of 86 securities)	% Fund
Johnson & Johnson Co.	3.5%
Wachovia Corp.	2.9
Tyco International, Ltd.	2.6
Intel Corp.	2.6
Sprint Corp.	2.6
Cisco Systems, Inc.	2.5
Bank of America Corp.	2.5
TXU Corp.	2.5
Pfizer, Inc.	2.4
Allstate Corp. (The)	2.4

Top Ten as a Group	26.5%

Industry Weightings	% Fund
Financials	23.6%
Information Technology	14.8
Consumer Discretionary	14.8
Health Care	12.7
Industrials	9.0
Consumer Staples	8.0
Energy	6.5
Utilities	3.4
Telecommunication Services	3.4
Materials	3.1
Other	0.7

Managers Large-Cap Fund

December 31, 2004

Schedule of Portfolio Investments

Security Description	Shares		Value
Common Stocks - 99.3%
Consumer Discretionary - 14.8%
Abercrombie & Fitch Co.	700		$32,865
Circuit City Stores, Inc.	1,100		17,204
Eastman Kodak Co.	1,000	[2]	32,250
Federated Department Stores, Inc.	800		46,232
Ford Motor Co.	1,800		26,352
Home Depot, Inc.	1,860		79,496
McDonald’s Corp.	1,900		60,914
McGraw-Hill Companies, Inc., The	300		27,462
NVR, Inc.*	60		46,164
Timberland Co. *	200		12,534
Time Warner Co., Inc.*	2,500		48,600
Viacom, Inc., Class B	800		29,112
Walt Disney Co., The	1,600		44,480
Total Consumer Discretionary			503,665

Consumer Staples - 8.0%
Altria Group, Inc.	600		36,660
Avon Products, Inc.	200		7,740
Gillette Co., The	1,100		49,258
Hershey Foods Corp.	500		27,770
PepsiCo, Inc.	600		31,320
Pilgrim’s Pride Corp., Class B	600		18,408
Procter & Gamble Co.	300		16,524
Reynolds American, Inc.	300		23,580
SUPERVALU, Inc.	900		31,068
Tyson Foods, Inc., Class A	1,700		31,280
Total Consumer Staples			273,608

Energy - 6.5%
Amerada Hess Corp.	550	[2]	45,309
Baker Hughes, Inc.	400		17,068
Burlington Resources, Inc.	800		34,800
ChevronTexaco Corp.	1,100		57,761
Devon Energy Corp.	300		11,676
Exxon Mobil Corp.	1,100		56,386
Total Energy			223,000

Financials - 23.6%
Allstate Corp., The	1,600		82,752
Bank of America Corp.	1,800		84,582
Bear Stearns Co., Inc., The	400	[2]	40,924
Capital One Financial Corp.	400	[2]	33,684
CIT Group, Inc.	500		22,910
Citigroup, Inc.	800		38,544
Countrywide Financial Corp.	498		18,431
Freddie Mac Corp.	500		36,850
General Growth Properties, Inc.	1,300		47,008
Goldman Sachs Group, Inc.	200		20,808
Huntington Bancshares, Inc.	800		19,824
JPMorgan Chase & Co.	1,484		57,891
KeyCorp.	700		23,730
Lincoln National Corp.	600		28,008
Merrill Lynch & Co., Inc.	400		23,908
Moody’s Corp.	400		$34,740
New Plan Excel Realty Trust, Inc.	700	[2]	18,956
Prudential Financial, Inc.	500		27,480
SEI Investments Co.	1,000		41,930
Wachovia Corp.	1,900		99,940
Total Financials			802,900

Health Care - 12.7%
Aetna, Inc.	100		12,475
Amgen, Inc.*	900		57,735
Becton, Dickinson & Co.	700		39,760
C.R. Bard, Inc.	300		19,194
Coventry Health Care, Inc.*	500		26,540
Johnson & Johnson Co.	1,900		120,498
Laboratory Corp. of America Holdings*	300		14,946
Pfizer, Inc.	3,100		83,359
Varian Medical Systems, Inc.*	300		12,972
WellPoint, Inc.*	100		11,500
Wyeth Co.	800		34,072
Total Health Care			433,051

Industrials - 9.0%
Cummins, Inc.	400		33,516
Graco, Inc.	400		14,940
J.B. Hunt Transport Services, Inc.	400		17,940
Northrop Grumman Corp.	900		48,924
Ryder System, Inc.	600		28,662
Textron, Inc.	1,000		73,800
Tyco International, Ltd.	2,500		89,350
Total Industrials			307,132

Information Technology - 14.8%
Adobe Systems, Inc.	600		37,644
Avnet, Inc. *	600		10,944
Cisco Systems, Inc.*	4,400		84,920
Computer Sciences Corp.*	700		39,459
Dell, Inc.*	1,200		50,568
Hewlett-Packard Co.	1,800		37,746
Intel Corp.	3,800		88,882
International Business Machines Corp.	200		19,716
MEMC Electronic Materials, Inc.*	1,600		21,200
Microsoft Corp.	1,900		50,749
Motorola, Inc.	900		15,480
Oracle Corp.*	3,500		48,020
Total Information Technology			505,328

Materials - 3.1%
Louisiana-Pacific Corp.	1,800		48,132
PPG Industries, Inc.	300		20,448
Sigma-Aldrich Corp.	600		36,276
Total Materials			104,856

Telecommunication Services - 3.4%
Alltel Corp.	500		29,380
Sprint Corp.	3,500		86,975
Total Telecommunication Services			116,355

The accompanying notes are an integral part of these financial statements.

Managers Large-Cap Fund

December 31, 2004

Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Utilities - 3.4%
Questar Corp.	600	$30,576
TXU Corp.	1,300	83,928
Total Utilities		114,504

Total Common Stocks (cost $2,893,006)		3,384,399

Other Investment Companies – 3.6%[1]
Bank of New York Institutional Cash Reserves Fund, 2.35%[3]	106,007	106,007
JPMorgan Prime Money Market Fund, Institutional Class Shares, 2.12%	15,272	$15,272

Total Other Investment Companies (cost $121,279)		121,279

Total Investments – 102.9% (cost $3,014,285)		3,505,678

Other Assets, less Liabilities – (2.9)%		(97,079)

Net Assets - 100.0%		$3,408,599

The accompanying notes are an integral part of these financial statements.

Managers Balanced

Managers Balanced Fund is a diversified portfolio with typically 50-65% of its total assets in equity securities and the remainder invested in bonds and other fixed-income securities, as well as cash equivalents. Managers utilizes two subadvisors, Chicago Equity Partners LLC, for the equity portion, and Loomis, Sayles & Company, L.P., for the fixed income portion.

The Portfolio Managers

Chicago Equity Partners, LLC

James Miller and the investment team at Chicago Equity Partners (“CEP”) believe fundamentals drive stock prices. That is, companies with favorable valuations and earnings expectations will outperform their peers. They utilize a systematic ranking system to identify attractive stocks and construct their portfolios through a disciplined process that minimizes portfolio risks like sector, capitalization and style exposures.

Every day they use their proprietary model to evaluate the expectations, valuation and quality attributes of 3000 stocks. Over time they have refined this model, adding and deleting factors as well as changing their weightings, to consistently forecast solid stocks by sector and industry. Their team of analysts reviews and confirms the model’s daily rankings, paying special attention to any changes in rank. Each analyst follows a specific sector focusing on the timing and nature of earnings releases, legal and regulatory exposures of companies and any other factors the model may not capture. The analysts use an objective, systematic approach to choose the best risk-adjusted stocks within their sector.

Once they’ve identified stocks with the highest potential to outperform their peers, they construct portfolios that neutralize risk elements that are not consistently rewarded, such as style tilts, industry weightings and market capitalization. Their analysts review the portfolios daily, meeting at least once per month on a formal basis, to evaluate portfolio holdings, monitor risk, and rebalance as necessary. Once any necessary trades are identified, they implement them using a mix of trading strategies designed to minimize commissions and market impact. The result of their disciplined process is a portfolio of 125 to 250 securities that they believe will generate solid excess returns over the S&P 500 at a moderate risk level.

Loomis, Sayles & Company, L.P.

Loomis, Sayles utilizes a team approach in managing the fixed income portion of the Balanced Fund’s portfolio. The investment team is led by John Hyll, CFA, Vice President. John utilizes a contrarian bond investment philosophy, focusing on individual issues which will provide the highest return over long periods of time. John and the team of credit analysts research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see either a yield premium, the potential for price appreciation, or both. They analyze the company’s financial condition in detail, as well as the terms of specific bond offerings. Price appreciation can come from a variety of catalysts including improving company fundamentals which would lead to credit upgrades, changing market supply and demand forces, improving sector or economic trends.

Given the typical shape of the yield curve, longer term bonds generally yield more than shorter term bonds, and the investment team is willing to take the added interest rate risk in order to gain higher yields. In addition, price improvements as a result of credit upgrades are more meaningful for longer term bonds, thus the corporate bonds in the portfolio tend to be relatively long in duration. In order to mitigate some of the interest rate risk, the portfolio will hold counter-cyclical elements such as convertible bonds, municipal bonds, preferred stocks and foreign corporate and government bonds. In addition, the investment team favors bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

The Year in Review

For the twelve months ended December 31, 2004, Managers Balanced Fund Class A rose 3.1%, which reflects the inclusion of the 5.75% sales charge. Excluding the sales charge, the Class A shares returned 9.5%, including distributions. Comparatively, a combination of 50% S&P 500 and 50% Lehman Brothers Aggregate Bond Index rose 7.8% during 2004.

In April 2004, the Managers Funds LLC (advisor to The Managers Funds and Managers AMG Funds) completed its previously announced purchase of the Conseco Fund Group, a group of retail mutual funds, from 40 | 86 Advisors, Inc. This transaction included this Balanced Fund, which therefore had two different investment advisors during 2004. Also, it should be noted that during the second quarter of 2004, the Trustees of the Fund approved the appointment of Loomis Sayles as a replacement for 40 | 86 Advisors. Thus, in addition to the change in advisor, there was also a change in subadvisors.

On the heels of a very profitable 2003, U.S. stock prices struggled for most of 2004. There were concerns about terrorism, continued war and political turmoil in the Middle East, rising interest rates, rising raw material costs, and the sustainability of the economic recovery. Thus, the broad equity indices traded in a fairly narrow range during the first ten months of the year. An orderly conclusion to the U.S. presidential election and an easing of energy prices later in the year, however, seemed to release the market from its doldrums. Stock prices shot up during the fourth quarter, and the broad markets concluded 2004 with a second consecutive double-digit calendar year gain.

Meanwhile, medium- to longer-term interest rates also remained in a fairly tight range during a good portion of 2004. Short-term rates rose in response to numerous FOMC monetary policy actions. Investors in longer-maturity bonds, however, welcomed the actions, as they suggested a more restrained economic expansion and more measured inflation. Thus, despite the pressure of a mounting budget deficit and a reasonable amount of volatility throughout the year, 10-year and longer Treasury yields ended 2004 about 0.25% lower than at year end 2003. The result of these was a flattening of the yield curve and reasonably positive returns from most bond indices.

Managers Balanced

The Fund’s strong performance, outside of any sales charges, can be largely attributable to its aggressive asset class positioning. Given the very low level of interest rates and the continued strength in economic activity and corporate profitability, it seemed prudent to maintain a higher weighting to equities than normal. Thus, for a good portion of 2004, the Fund allocated about 70% of the total assets to the equity manager, CEP. Given the more-than-10% returns from stocks and the less than 5% returns from bonds, this decision proved fruitful.

Within those allocations, the Fund’s subadvisors also performed well. In particular, the investment team at Loomis Sayles, after taking over the fixed income portion, was successful in finding attractively yielding bonds and taking advantage of the positive trends in corporate credit qualities. They also maintained a reasonable allocation to high yield and non-U.S. dollar bonds, both of which offered very good returns during the latter part of 2004. Meanwhile, the performance of CEP’s equity portion was a bit better than the broad equity market. CEP’s philosophy is to keep the Fund’s sector allocations close to those of the market in general. Thus, they look to add value through security selection within those sectors. For much of 2004, this strategy worked very well. Thus the Fund as a whole benefited from a strong allocation to equities and good execution by the subadvisors.

Looking Forward

Heading into 2005, the Fund’s allocation remains split roughly 70% stocks and 30% bonds. While it is notoriously difficult to predict the near-term direction of interest rates, there is enough evidence to suggest higher rates in 2005 to urge caution in the Fund’s bond allocation. However, it should be noted that even if rates rise, the investment team at Loomis believes that a rise in rates could present them with opportunities to buy bonds with somewhat higher coupons than had been available in recent years. Thus, a rise in rates could be opportunistic for the somewhat longer-term. Meanwhile, the outlook for equities remains cautiously positive. Although valuations have recovered in the last two years, the economy and corporate profits continue to look strong. Within those allocations, the subadvisors’ investment strategy and positioning were little changed from the prior year.

Cumulative Total Return Performance

Managers Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The benchmark is a combination of the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index, each comprising half of the benchmark. The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-regis-tered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with 7,148 government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index assumes reinvestment of all income and dividends. This chart compares a hypothetical $10,000 investment made in Managers Balanced Fund – Class A Shares on January 2, 1997, to a $10,000 investment made in the benchmark for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total Returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Balanced Fund - Class A Shares (with load) and the 50% S&P 500 / 50% Lehman Brothers U.S. Aggregate Index since inception through December 31, 2004.

Average Annual Total Returns:	1 Year	5 Years	Since Inception*
Balanced – A Shares	3.12%	2.36%	8.48%
50% S&P 500
50% Lehman Brothers U.S. Aggregate	7.75%	3.18%	8.10%

*	Commencement of operations was January 2, 1997.

Managers Balanced Fund

December 31, 2004

Schedule of Portfolio Investments

Security Description	Shares		Value
Common Stocks – 68.9%
Consumer Discretionary - 10.1%
Abercrombie & Fitch Co.	4,100		$192,495
Circuit City Stores, Inc.	6,300		98,532
Eastman Kodak Co.	5,400		174,150
Federated Department Stores, Inc.	4,800		277,392
Ford Motor Co.	9,500		139,080
Home Depot, Inc.	10,370		443,214
McDonald’s Corp.	11,200		359,072
McGraw-Hill Companies, Inc., The	1,700		155,618
NVR, Inc.*	275		211,585
Timberland Co.*	1,000		62,670
Time Warner Co., Inc.*	13,560		263,606
Viacom, Inc., Class B	4,700		171,033
Walt Disney Co., The	9,400	[2]	261,320
Total Consumer Discretionary			2,809,767
Consumer Staples - 5.7%
Altria Group, Inc.	3,220		196,742
Avon Products, Inc.	2,200		85,140
Gillette Co., The	6,400		286,592
Hershey Foods Corp.	2,800		155,512
PepsiCo, Inc.	3,230		168,606
Pilgrim’s Pride Corp., Class B	3,200	[2]	98,176
Procter & Gamble Co.	1,800		99,144
Reynolds American, Inc.	l,600	[2]	125,760
SUPERVALU, Inc.	4,800		165,696
Tyson Foods, Inc., Class A	11,000		202,400
Total Consumer Staples			1,583,768
Energy - 4.5%
Amerada Hess Corp.	3,000	[2]	247,140
Baker Hughes, Inc.	2,400		102,408
Burlington Resources, Inc.	4,400		191,400
ChevronTexaco Corp.	6,420		337,114
Devon Energy Corp.	1,700		66,164
Exxon Mobil Corp.	6,120		313,711
Total Energy			1,257,937
Financials - 16.3%
Allstate Corp., The	9,200		475,824
Bank of America Corp.	10,300		483,997
Bear Stearns Co., Inc., The	2,400		245,544
Capital One Financial Corp.	2,300	[2]	193,683
CIT Group, Inc.	2,500		114,550
Citigroup, Inc.	4,232		203,898
Countrywide Financial Corp.	3,098		114,657
Freddie Mac Corp.	3,100		228,470
General Growth Properties, Inc.	7,200		260,352
Goldman Sachs Group, Inc.	1,200		124,848
Huntington Bancshares, Inc.	4,400		109,032
JPMorgan Chase & Co.	8,748		341,259
KeyCorp.	3,900		132,210
Lincoln National Corp.	3,100		144,708
Merrill Lynch & Co., Inc.	2,200		131,494
Moody’s Corp.	2,300		199,755
New Plan Excel Realty Trust, Inc.	3,400	[2]	$92,072
Prudential Financial, Inc.	3,000		164,880
SEI Investments Co.	5,400		226,422
Wachovia Corp.	10,800		568,081
Total Financials			4,555,736
Health Care - 8.8%
Aetna, Inc.	800		99,800
Amgen, Inc.*	5,200		333,580
Becton, Dickinson & Co.	3,700		210,160
C.R. Bard, Inc.	1,800		115,164
Coventry Health Care, Inc. *	2,650	[2]	140,662
Johnson & Johnson Co.	10,780		683,668
Laboratory Corp. of America Holdings*	1,700		84,694
Pfizer, Inc.	17,740		477,028
Varian Medical Systems, Inc.*	1,600		69,184
WellPoint, Inc.*	400		46,000
Wyeth Co.	5,000		212,950
Total Health Care			2,472,890
Industrials - 6.2%
Cummins, Inc.	2,300 [2]		192,717
Graco, Inc.	2,200		82,170
J.B. Hunt Transport Services, Inc.	2,300		103,155
Northrop Grumman Corp.	5,200		282,672
Ryder System, Inc.	3,200		152,864
Textron, Inc.	5,600		413,280
Tyco International, Ltd.	14,500		518,230
Total Industrials			1,745,088
Information Technology - 10.4%
Adobe Systems, Inc.	3,600	[2]	225,864
Avnet, Inc.*	5,100		93,024
Cisco Systems, Inc.*	25,240		487,133
Computer Sciences Corp.*	4,200		236,754
Dell, Inc.*	7,200		303,408
Hewlett-Packard Co.	10,143		212,699
Intel Corp.	21,060		492,593
International Business Machines Corp.	980		96,608
MEMC Electronic Materials, Inc.*	8,900		117,925
Microsoft Corp.	10,500		280,455
Motorola, Inc.	4,600		79,120
Oracle Corp.*	20,000		274,400
Total Information Technology			2,899,983
Materials - 2.1%
Louisana-Pacific Corp.	10,200		272,748
PPG Industries, Inc.	1,700		115,872
Sigma-Aldrich Corp.	3,400		205,564
Total Materials			594,184
Telecommunication Services - 2.4%
Alltel Corp.	2,900		170,404
Sprint Corp.	20,200		501,970
Total Telecommunication Services			672,374
Utilities - 2.4%
Questar Corp.	3,500		178,360

The accompanying notes are an integral part of these financial statements.

Managers Balanced Fund

December 31, 2004

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Utilities (continued)
TXU Corp.	7,500	[2]	$484,200
Total Utilities			662,560
Total Common Stocks (cost $15,704,854)			19,254,287
Corporate Bonds - 15.7%
Asset-Backed Security - 0.3%

	Principal Amount
First Union National Bank Commercial Mortgage, Series 1999-C4, Class Al, 7.184%, 12/15/31	$69,582		73,298

Finance - 4.5%
Boeing Capital Corp.,
4.750%, 08/25/08	25,000		25,878
Carramerica Realty Corp.,
3.625%, 04/01/09	165,000		159,928
CIT Group, Inc.,
5.500%, 12/01/14	50,000		96,321
Health Care, Inc.,
7.500%, 08/15/07	150,000		162,390
Hospitality Properties Trust,
6.750%, 02/15/13	150,000		165,890
Host Marriott, LP,
7.125%, 11/01/13	95,000		102,006
Korea Development Bank,
3.875%, 03/02/09	170,000		167,988
PLC Trust 2003-1, 2.709%,
03/31/06 (a)	80,392		80,077
RenaissanceRe Holdings Ltd.,
7.000%, 07/15/08	250,000		270,750
Union Planters Bank,
6.500%, 03/15/08	30,000		32,412
Total Finance			1,263,640

Industrials - 10.9%
Abitibi-Consolidated, Inc.,
6.000%, 06/20/13	100,000		95,875
Albertson’s, Inc.,
7.750%, 06/15/26	75,000		88,433
AT&T Wireless Services, Inc.,
8.750%, 03/01/31	105,000		142,005
Case New Holland, Inc.,
6.000%, 06/01/09 (a)	100,000		98,000
Chesapeake Energy Corp.,
6.375%, 06/15/15 (a)	15,000		15,488
Corning, Inc.,
6.200%, 03/15/16	40,000		40,301
Cox Communications, Inc.,
5.450%, 12/15/14 (a)	20,000		20,037
CSC Holdings, Inc.,
7.875%, 02/15/18	100,000		108,500
CSN Island IX Corp.,
10.000%, 01/15/15 (a)	10,000		10,788
D.R. Horton, Inc.,
5.625%, 09/15/24	$80,000		$80,200
Dow Chemical Co.,
7.375%, 11/01/29	75,000		91,281
Eastman Kodak Co.,
7.250%, 06/15/05	30,000		30,523
Georgia-Pacific Corp.,
7.700%, 06/15/15	125,000		143,438
Guidant Corp.,
6.150%, 02/15/06	105,000		108,308
Hyatt Equities LLC,
6.875%, 06/15/07 (a)	200,000		210,546
K. Hovnanian Enterprises,
6.375%, 12/15/14	100,000		100,750
Kraft Foods, Inc.,
5.250%, 10/01/13	195,000		200,976
Kroger Co.,
7.000%, 05/01/18	140,000		161,283
Lubrizol Corp., The,
5.500%, 10/01/14	75,000		75,583
Lyondell Chemical Co.,
11.125%, 07/15/12	50,000		59,625
MeadWestvaco Corp.,
6.800%, 11/15/32	20,000		21,934
News America, Inc.,
7.280%, 06/30/28	75,000		85,968
Park Place Entertainment,
8.875%, 09/15/08	95,000		107,825
Penney (JC) Co.,
8.000%, 03/01/10	50,000		57,375
Rogers Cable Inc.,
6.750%, 03/15/15 (a)	30,000		30,825
Southern Natural Gas Co.,
8.875%, 03/15/10	70,000		78,750
Sprint Capital Corp.,
6.875%, 11/15/28	135,000		148,247
TCI Communications, Inc.,
6.875%, 2/15/06	190,000		196,670
Tyco International Group SA,
6.000%, 11/15/13	145,000		158,246
Tyco International Group SA,
6.875%, 01/15/29	135,000		155,128
Walt Disney Co., The,
7.000%, 03/01/32	75,000		88,204
WellPoint, Inc.,
5.000%, 12/15/14 (a)	25,000		24,970
Total Industrials			3,036,082
Total Corporate Bonds (cost $4,087,232)			4,373,020

Foreign Government - 0.6%
Mexico Government, 9.875%,
02/01/10 (cost $163,605)	130,000		160,095

The accompanying notes are an integral part of these financial statements.

Managers Balanced Fund

December 31, 2004

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
U.S. Treasury Bonds and Notes - 13.0%
USTB, 2.375%, 01/15/25	$390,000	$417,163
USTB, 3.875%, 05/15/09	1,105,000	1,121,619
USTB, 4.750%, 05/15/14	300,000	312,727
USTN, 1.625%, 09/30/05	295,000	292,914
USTN, 2.250%, 02/15/07	570,000	560,515
USTN, 2.375%, 08/15/06	810,000	802,565
USTN, 2.500%, 10/31/06	125,000	123,872
Total U.S. Treasury Bonds and Notes (cost $3,592,254)		3,631,375

Security Description	Shares	Value
Other Investment Companies - 7.8%[1]
Bank of New York Institutional Cash Reserves Fund, 2.35%[3]	1,673,109	$1,673,109
JP Morgan Prime Money Market Fund, Institutional Class Shares, 2.12%	369,502	369,502
iShares Russell 1000 Index Fund	2,000	129,880
Total Other Investment Companies (cost $2,168,606)		2,172,491
Total Investments – 106.0% (cost $25,716,551)		29,591,268
Other Assets, less Liabilities – (6.0)%		(1,647,278)
Net Assets - 100.0%		$27,943,990

The accompanying notes are an integral part of these financial statements.

Managers Convertible Securities

Managers Convertible Securities Fund (“the Fund”) seeks current income by investing primarily in securities that are convertible into equity shares. The Fund is subadvised by 40 | 86 Advisors, Inc. (“40 | 86”), who has been managing the Fund since its inception.

The Portfolio Manager

40 | 86 utilizes a team approach in managing the Fund. The investment team is led by Leo Dierckman. The investment philosophy at 40 | 86 Advisors is based on the belief that security selection produces superior risk-adjusted returns. Thus, they place an emphasis on relative value, using a bottom-up research approach to look for opportunities where the market price of a security does not accurately reflect its intrinsic value. The investment team at 40 | 86 believes that the best investment ideas are generated collaboratively from their research analysts, traders and portfolio managers. Research analysts perform “grass roots” fundamental research on all companies that they consider for investment. This process involves thorough due diligence on the company and industry being considered, as well as, financial modeling and security analysis. In addition to fundamental research, their research analysts also rely on input from their traders, who watch for unique opportunities and changes in the market. By combining the expertise of their analysts and traders, they are able to take advantage of inefficiencies that occur in the market, identify relative value quickly, and act efficiently. Utilizing input from the credit research analysts and traders, the portfolio manager is responsible for the final buy/sell decision. The focus will continue to be value driven with selective investments in sectors that they believe to be undervalued by the financial markets. Approximately 90% of the Fund’s assets will be invested in convertible or preferred stock financial instruments with the balance held in equities. The Fund will seek to maximize the upside potential in positive equity moves and limit the downside risk via the fixed income aspects of convertible investing. The Fund has a diversified portfolio of holdings that tends to be of higher credit quality than the typical convertible portfolio. Finally, the portfolio management team will continue to selectively participate in new issues as attractive opportunities arise.

The Year in Review

In the first quarter, the convertibles securities (“converts”) market performed well, as the equity market showed improvement before the March terrorist attacks in Madrid rattled most global exchanges. Interest rates then rose sharply in the second quarter due to continued positive economic data, perceived anticipation of higher inflation, and expectations for tighter monetary policy. Thus the Lehman Aggregate Bond Index had its worst quarter since the first quarter of 1994. Meanwhile, converts declined for the first time in seven quarters, as the struggling equity market limited the value of these securities’ equity potential, and the rise in interest rates pushed the value of the bonds down. As was the case with the investment grade bond market, lower quality and intermediate maturity converts outperformed high quality and longer-maturity securities. In the third quarter, converts continued to decline amid mixed signals regarding the strength and direction of the economy. Equity market performance was soft as stock market investors interpreted the leveling out of economic growth coupled with higher raw material prices to suggest a future slowdown in corporate profits. Meanwhile, the bond market rallied as fixed income investors welcomed the more benign economic reports as a signal of less inflationary pressure and more conservative policy responses in the period ahead. The convertible securities market recovered during the fourth quarter on the strength of the equity markets. Measures like real GDP growth, consumer spending and capital spending showed signs of healthy economic activity. Equity markets had been locked into somewhat of a trading range throughout most of 2004, but jumped out of it immediately following the presidential election. On the other hand, the lack of significant inflationary data and the more measured policy responses of the FOMC resulted in little reaction from the bond market.

For 2004, the Managers Convertible Securities Fund gained 2.61% (Class A shares including load) compared with the Merrill Lynch Convertible Securities Index return of 8.49%. This relative underperformance can be attributed to the effect of the sales load. Excluding the load, the Fund returned 8.89%. Please note that this Fund has multiple classes. Performance for all classes can be found in the performance reports and graphs.

The Fund’s holdings declined broadly during the second quarter, which was due in part to the lack of opportunities for converts investors in general and in part as a result of much lower equity prices. Due to portfolio manager Leo Dierckman’s expectations for a continued strengthening economy and the subsequent upward pressure on interest rates, the Fund’s interest sensitive holdings were reduced and its overall sensitivity to the equity market and credit upgrades was increased. Management kept the Fund’s cash balance high (near 6%) with the hopes to deploy the assets as opportunities became available. The Fund’s outperformance during the third quarter can be credited to 40 | 86’s bottom-up research and “value” oriented investment approach. By building a portfolio of securities issued by companies with strong fundamentals, the team at 40 | 86 has been able to limit the downside risk while boosting upside potential. During the third quarter, portfolio manager Leo Dierckman added to technology as he felt the declines in that sector were overdone and found good opportunities to invest. Despite this, the Fund’s technology allocation remained underweighted relative to the benchmark. In addition, the portfolio manager increased the Fund’s utilities allocation while decreasing the financials sector exposure in anticipation of further interest rate increases. During the fourth quarter, the Fund outperformed the Index for the fifth time in the past eight quarters. The majority of the Fund’s holdings gained during the quarter and only 15 out of the 89 holdings held during the quarter actually declined in value. Portfolio manager Leo Dierckman favors preferred securities and industrials among other industries based on 40 | 86’s “value” oriented approach. Preferred securities rallied on the strength of the equity market.

Managers Convertible Securities

Leo writes: “During 2004 we remained focused on utilizing our bottom-up research capabilities. We saw select opportunities in the Tobacco, Retail, Restaurants and Capital Goods sectors. Our investment in Altria Group (“MO”) worked well as the tobacco litigation environment improved. MO generates significant free cash flow supporting their ability to pay an attractive dividend. Another name that worked well for us during 2004 was CKE Restaurants. Their brand names, Hardies and Carl Jr’s. revenues accelerated with the well received “thick burger” and the overall customer store experience improvements.

Our investments in the capital goods sector also performed well as the weakening dollar improved manufacturers’ ability to attract foreign buyers. Our analyst’s long-term conviction on Tyco’s debt reduction capabilities and excellent product line continued to work well for us during 2004.”

Looking Ahead

Heading into 2005, industrials remains the major industry focus and is nearly 75% of the Fund. Preferred stocks constitute 14% while financials and utilities make up about 3% of the Fund weight. Some of the top 10 holdings in the Fund are issues from Yahoo, Best Buy and Lowes as the manager believes technology and capital goods will continue to perform well.

In Leo’s words: “We anticipate that 2005 will be a difficult year for equities. For this reason we are refocusing our efforts on finding undervalued convertibles that offer attractive yields and measured upside participation in equity valuation improvement. We believe that a greater portion of our return during 2005 will come from earning coupons and protecting principal, than from equity gains. The markets appear to us to be modestly overvalued and thus we have positioned the portfolio to remain resilient to down equity markets.”

Cumulative Total Return Performance

Convertible’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Merrill Lynch Convertible Index is comprised of all convertibles, excluding mandatory convertibles, of all qualities. This chart compares a hypothetical $10,000 investment made in Convertibles on September 28, 1998 to a $10,000 investment made in the Merrill Lynch Convertible Index for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total Returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Convertible Securities Fund - Class A Shares (with load) and the Merrill Lynch Convertible Index since inception through December 31, 2004.

Average Annual Total Returns:	1 Year	5 Years	Since Inception*
Convertible Securities – A Shares	2.61%	0.87%	8.06%
Merrill Lynch Convertible	8.49%	1.93%	9.82%

*	Commencement of operations was September 28, 1998.

Managers Convertible Securities Fund

December 31, 2004

Schedule of Portfolio Investments

Security Description	Principal Amount		Value
Convertible Corporate Bonds - 77.0%
Finance - 9.1%
Extreme Networks, Inc., 3.500%, 12/01/06 (a)	$200,000		$196,500
Fisher Scientific International, Inc., 3.250%, 03/01/24	250,000	[2]	281,563
Flextronics International Co. Ltd., 1.000%, 08/01/10 (a)	250,000	[2]	288,125
Providian Financial Corp., 4.000%, 05/15/08	100,000	[2]	140,375
Radian Group, 2.250%, 01/01/22	125,000		127,500
Regal Entertainment Group, 3.750%, 05/15/08 (a)	100,000		138,375
Serologicals Corp., 4.750%, 08/15/33 (a)	100,000		168,625
Total Finance			1,341,063
Industrials – 66.5%
Abgenix, Inc., 1.750%, 12/15/11 (a)	100,000		108,625
Advanced Medical Optics, Inc., 2.500%, 07/15/24	250,000		273,125
AGCO Corp.,1.750%, 12/31/33 (a)	150,000		176,250
AirTran Holdings, Inc., 7.000%, 07/01/23	175,000		237,562
Amgen, Inc., 0.000%, 03/01/32 [4]	200,000		149,500
ASM International N.V, 4.250%, 12/06/11 (a)	200,000	[2]	211,750
Axcan Pharmaceuticals, Inc., 4.250%, 04/15/08 (a)	110,000		167,613
BEA Systems, Inc., 4.000%, 12/15/06	250,000		251,874
Best Buy Co., Inc., 2.250%, 01/15/22	300,000	[2]	326,625
BJ Services Co., 0.395%, 04/24/22	250,000		208,750
Century Aluminum Co., 1.750%, 08/01/24 (a)	125,000		136,719
Chiron Corp., 2.750%, 06/30/34 (a)	250,000		244,063
CKE Restaurants, Inc., 4.000%, 10/01/23 (a)	100,000		179,125
CMS Energy Corp., 2.875%, 12/01/24	125,000		125,938
Commonwealth Telephone Enterprises, Inc., 3.250%, 07/15/23 (a)	250,000		266,249
CONMED Corp., 2.500%, 11/15/24 (a)	250,000		261,249
Cypress Semiconductor Corp., 1.250%, 06/15/08	250,000		265,312
Devon Energy Corp., 4.950%, 08/15/08	100,000		110,375
Electronics for Imaging, Inc., 1.500%, 06/01/23	250,000		242,500
ExpressJet Holdings, 4.250%, 08/01/23	200,000		205,250
Gateway, Inc., 1.500%, 12/31/09 (a)	100,000	[2]	102,250
Invitrogen Corp., 1.500%, 02/15/24	300,000		282,750
Isolagen, Inc., 3.500%, 11/01/24 (a)	250,000		284,063
Juniper Networks, Inc., 0.000%, 06/15/08 [4]	160,000	[2]	239,400
Keane, Inc., 2.000%, 06/15/13 (a)	250,000		259,063
Kellwood Co., 3.500%, 06/15/34 (a)	250,000		252,188
Leucadia National Corp., 3.750%, 04/15/14 (a)	250,000		310,312
Liberty Media Corp., 3.250%, 03/15/31 (a)	125,000	[2]	123,281
Lifepoint Hospitals Holdings, 4.500%, 06/01/09 (a)	125,000		125,469
Lowe’s Companies, Inc., 0.861%, 10/19/21	300,000	[2]	317,250
McData Corp., 2.250%, 02/15/10 (a)	100,000		94,125
Medtronic, Inc., 1.125%, 09/15/21 (a)	250,000		254,063
NCI Building Systems, Inc., 2.125%, 11/15/24 (a)	250,000		290,313
Nextel Communications, Inc., 5.250%, 01/15/10	250,000		257,188
Option Care, Inc., 2.250%, 11/01/24 (a)	200,000		236,000
Overstock.com, Inc., 3.750%, 12/01/11 (a)	50,000		62,188
Pride International, Inc., 2.500%, 03/01/07	200,000	[2]	254,250
SFBC International, Inc., 2.250%, 08/15/24 (a)	250,000		307,187
Teva Pharmaceuticals Financial BV, Series B, 0.250%, 02/01/24	100,000	[2]	102,000
TJX Companies, Inc., 0.000%, 02/13/21 [4]	200,000	[2]	176,500
Tyco International Group, 2.750%, 01/15/18 (a)	100,000		159,000
Tyco International Group, 3.125%, 01/15/23 (a)	150,000		252,750

The accompanying notes are an integral part of these financial statements.

Managers Convertible Securities Fund

December 31, 2004

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials (continued)
Universal Health Services, Inc., 0.426%, 06/23/20	$400,000		$232,500
UTStarcom., Inc., 0.875%, 03/01/08	150,000		176,250
Watson Pharmaceuticals, Inc., 1.750%, 03/15/23 (a)	125,000		129,375
Yahoo! Inc., 0.000%, 04/01/08 [4]	175,000	[2]	334,030
Young & Rubicam, Inc., 3.000%, 01/15/05	50,000		50,250
Total Industrials			9,812,449
Utilities - 1.4%
TXU Corp., 3.570%, 07/15/33	110,000		208,735
Total Convertible Corporate Bonds (cost $10,056,314)			11,362,247

	Shares
Common Stocks - 7.5%
Consumer Staples - 1.6%
Altria Group, Inc.	2,800	[2]	171,080
Rayovac Corp.	2,000		61,120
Total Consumer Staples			232,200
Energy - 0.8%
Enterprise Products Partners LP	4,706	[2]	121,697
Financials - 1.7%
First American Corp.	7,142		250,970
Industrials - 0.8%
Amerada Hess Corp.	1,500		110,925
Information Technology - 1.0%
First Data Corp.	1,300	[2]	55,302
NCR Corp.*	1,300		89,999
Total Information Technology			145,301
Telecommunication Services - 1.6%
Verizon Communications, Inc.	6,000		243,060
Total Common Stocks (cost $817,951)			1,104,153
Convertible Preferred Stock - 13.6%
Allied Waste Industries, Inc., 6.250%, 04/01/06	3,000		158,130
American Electric Power Co., Inc., 9.250%, 08/16/05	4,800	[2]	228,720
Constellation Brands, Inc., Series A, 5.750%, 09/01/06	8,000		302,000
Host Marriott Financial Trust 6.750%, 12/02/26	3,000		169,125
Oneok, Inc., 8.500%, 02/16/06	7,400		264,180
Saturns-Dpl, Series 2002-7, 7.875%, 09/01/31	2,100		54,621
Sempra Energy, 8.500%, 05/17/05	3,300		103,125
State Street Corp., 6.750%, 02/15/06	1,250		280,000
Travelers Property Casualty Corp., 4.500%, 04/15/32	10,500		241,815
Washington Mutual, Inc., 5.375%, 05/03/41 (a)	3,500		197,386
Total Convertible Preferred Stock (cost $1,775,797)			1,999,102
Other Investment Companies – 23.8%[1]
Bank of New York Institutional Cash Reserves Fund, 2.35%[3]	3,385,221		3,385,221
JPMorgan Prime Money Market, Institutional Class Shares, 2.12%	132,071		132,071
Total Other Investment Companies (cost $3,517,292)			3,517,292
Total Investments - 121.9% (cost $16,167,354)			17,982,794
Other Assets, less Liabilities - (21.9)%			(3,233,948)
Net Assets - 100.0%			$14,748,846

The accompanying notes are an integral part of these financial statements.

Managers High Yield

Managers High Yield Fund (“The Fund”) is subadvised by JPMorgan Fleming Asset Management. They have managed the Fund since July 2004. Robert L. Cook and Thomas G. Hauser lead the investment team managing the Fund.

The Portfolio Manager

The investment philosophy at JPMorgan Fleming is based on the belief that security selection produces superior risk-adjusted returns. Thus, the portfolio managers place an emphasis on relative value, using a bottom-up research approach to look for opportunities where the market price of a security does not accurately reflect its intrinsic value.

The investment team at JPMorgan Fleming believes that the best investment ideas are generated collaboratively from their research analysts, traders and portfolio managers. Research analysts perform “grass roots” fundamental research on all companies that they consider for investment. This process involves thorough due diligence on the company and industry being considered, as well as, financial modeling and security analysis. In addition to fundamental research, their research analysts also rely on input from their traders, who watch for unique opportunities and changes in the market. By combining the expertise of their analysts and traders, they are able to take advantage of inefficiencies that occur in the market, identify relative value quickly, and act efficiently. Utilizing input from their credit research analysts and traders, the portfolio managers make the final buy/sell decision.

As with individual issue selection, independent proprietary research determines the sector weightings. Utilizing this bottom-up approach, the portfolio management team decides which credit sectors to overweight and which to underweight relative to the high yield indices and their peers. While less of a focus than security selection, this top-down portion of their investment philosophy acts as an enhancement of the firm’s individual credit selection process. They believe this overall bottom-up, top-down investment strategy will provide consistent high yield returns with less volatility than most high yield portfolio strategies.

The Year in Review

In the first half of 2004, yields fluctuated due to perceived stronger economic growth and decreasing risk aversion on behalf of investors. Yields fell in the first quarter and then rose quickly in the second. After mid-year, yields began to fall again and leveled out somewhat in the last few months of the fourth quarter. The High Yield sector of the market performed well again this year, posting 12-month return of over 11%, compared to a 5.39% return posted for US investment grade bonds. Credit quality and the economic backdrop as a whole continued to improve and, when combined with an increased risk appetite by investors and a low interest rate environment, pushed bond prices higher. Credit quality, as measured by default rates and downgrade ratios, rose, lifting investor confidence in the below investment-grade category. After the second quarter pull-back, high yield bonds began posting strong gains in the third quarter, and the fourth quarter of 2004 was the eighth positive quarter for the High Yield Fund out of the past nine.

For the full year 2004, the Managers High Yield Fund gained 4.22% (Class A shares including load) compared with the Lehman U.S. Corporate High Yield Index which returned 11.13%. This comparative underperformance can be attributed to the effect of the sales load. Excluding the load, the Fund returned 10.62%. Please note that this Fund has multiple classes. Performance for all classes can be found in the performance reports and graphs.

At the start of 2004, the portfolio was being managed by Robert Cook and Thomas Hauser in their capacity as portfolio managers within 40 | 86 Advisors. However, the departure of both senior portfolio managers, as well as several credit analysts from 40 | 86 Advisors led the Trustees of the Fund to hire Loomis Sayles & Company on an interim basis while the investment committee of Managers evaluated the most appropriate long-term course of action. Subsequently, the Trustees approved Managers’ recommendation to hire J.P. Morgan Fleming Asset Management to subadvise the Fund. This action which took effect on July 26th, effectively reinstated the previous co-portfolio managers, Robert Cook and Thomas Hauser, who had moved to J.P.Morgan, as managers of the portfolio. These individuals along with a team of credit analysts that also moved to J.P.Morgan are predominantly responsible for the High Yield Fund’s highly ranked returns over the past several years. Although this sequence of events may seem complex, we believe that it is an excellent example of the benefits and flexibility of the subadvisor structure combined with Managers’ research and monitoring process. Despite significant turmoil within the subadvisors’ organizations and the capital markets, the portfolio remained well tended with high quality individuals at the helm. As a result, there was minimal turnover in the High Yield Fund’s portfolio, and all four share classes of the High Yield Fund outperformed their benchmark for the 2nd quarter.

The High Yield Fund performed in line with the index for the whole year, posting small gains in the first quarter and slightly negative gains in the second. As yields rose sharply in the second quarter due to continued positive economic data, perceived anticipation of higher inflation, and expectations for tighter monetary policy, the Lehman Aggregate Bond Index had its worst quarter since the first quarter of 1994. The broad Lehman Aggregate Index fell 2.44% and the high yield sector fell less, by only 0.96%. Going into the second quarter, portfolio managers Tom Hauser and Rob Cook had noted that while corporate bond spreads had tightened dramatically, there remained attractive opportunities that could be uncovered through fundamental research. Indeed, they correctly noted that high yields as an asset class can offer positive excess returns during periods of rising rates through improving fundamentals. They also tied the Fund’s duration more closely to the benchmark in anticipation of the rise in rates. In the third quarter, returns for the high yield area rebounded to nearly 5% as some weaker economic data combined with a reversal from the market’s overly conservative positioning at the start of a tightening cycle caused a rally in the bond market. On the surface, the strong performance of the corporate bond and high yield sectors was surprising given the slowdown in economic activity. However, the measured tone of the FOMC argued for a more stable credit outlook (through less aggressive policy responses) in the quarters ahead. For much of the year, there was little differentiation in performance along the quality spectrum. This changed in the fourth quarter, however, as lower-rated issues significantly outperformed their higher-rated counterparts with the CCC-rated component returning 9.43%, compared to 4.11% and 3.02% for B and BB-rated securities, respectively. New issue volume was significant during the last two months of the year as issuers capitalized on low interest rates and strong investor demand. This end of the year surge pushed full year new issue volume to a record high $158.2 billion. Corporates, and specifically lower quality corporates, have posted strong results for the past 2 years. As mentioned, the lowest downgrade per upgrade ratio since 1997 and a sharp fall in defaults helped push credit quality up

Managers High Yield

and whet investors’ appetite for high yield. Throughout much of 2004, portfolio managers Rob Cook and Tom Hauser were somewhat cautious in their bond picking. While they noted that the drop in default rates was a significant positive for High Yield bonds, they also were leery of the tightening of credit spreads. Thus, they found few sub-B-rated bonds with attractive yield/credit profiles. At the start of the fourth quarter, for instance, the Fund held just 10% in below-B-rated bonds compared to 17% for the Lehman High Yield Index. From a performance attribution perspective, this underweight was a drag during the fourth quarter. Over the full year 2004, the high yield category earned positive excess returns of 8% over duration-matched Treasuries

Looking Ahead

Hauser and Cook continue to maintain an overweight to the communications, basic industry, consumer non-cyclicals and capital goods sectors. This is driven by their view of the relative value opportunities within those sectors and/or the favorable fundamental outlooks. The portfolio remains underweight in the transportation, metals and mining, energy and utilities sectors, as the managers do not see compelling values within these sectors due to challenging fundamental outlooks (transportation, metals and mining, and utilities) or tight spreads (energy and gaming).

Credit conditions remain favorable as the trailing 12-month domestic default rate fell to 1.03% in December, as measured by JP Morgan Securities Inc. After rising in November due to the Trump Casino default, the improvement in December has resulted in the default rate finishing the year just above the twenty-year low. In addition, the distressed ratio, which represents the amount of debt trading below fifty percent of par value, also improved to a mere 0.45% of the high yield market at the end of December. Credit fundamentals remain strong as earnings and cash flow growth continue to exceed expectations. Over the past year, leverage, as measured by Debt/EBITDA, has declined by over one multiple point. Strong fundamentals, coupled with the accessible capital markets, should continue to keep default rates in check through at least 2005.

Hauser and Cook write: “After several years of corporate management teams focusing on deleveraging, we expect 2005 to be a year in which more focus is on shareholder oriented activities. In the high yield market, this will likely result in more mergers and acquisitions, more LBO activity and more debt financed dividend payments to equity sponsors. Given the substantial cash balances and delevered balance sheets, companies are seeking to jump start growth through acquisitions. On balance, M&A activity is good for high yield credits as they are often the target of larger acquirers. LBO and dividend deal activity results in more supply to the market to fund the acquisitions or equity payments. The impact on market returns from the new supply generated from LBO and dividend deal activity will depend on whether the market properly prices these new opportunities. Although we have experienced some worsening in underwriting standards, we have not seen degradation severe enough for us to become alarmed on the market overall.

Spreads have tightened throughout the year reflecting the strong fundamental landscape. Although the recent tightening has made valuations less compelling, fundamentals remain intact and spreads are still wider than where the current default rate would imply. Despite more stretched valuations, we continue to believe that high yield will outperform higher quality fixed income asset classes, primarily due to the carry advantage. We do believe increasing the quality of the portfolio in the current environment is more prudent given the relative attractiveness of higher quality issues. We believe security selection will be the key determining factor in generating superior risk-adjusted returns and will continue to rely on our research intensive approach to drive our investment decisions.”

Cumulative Total Return Performance

High Yield’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers High Yield Index is comprised of 1,670 securities covering fixed rate, non-investment grade debt in the corporate and non-corporate sectors. This chart compares a hypothetical $10,000 investment made in the High Yield – Class A Shares on January 2, 1998 to a $10,000 investment made in the Lehman Brothers High Yield Index for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total Returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the High Yield Fund – Class A Shares (with load) and the Lehman Brothers High Yield Index since inception through December 31, 2004.

Average Annual Total Returns:	1 Year	5 Years	Since Inception*
High Yield – A Shares	4.22%	5.20%	5.93%
Lehman Brothers High Yield	11.13%	6.97%	5.57%

*	Commencement of operations was January 2, 1998.

Managers High Yield Fund

December 31, 2004

Schedule of Portfolio Investments

Security Description	Principal Amount		Value
Corporate Bonds – 96.3%
Finance - 35.4%
Alamosa Delaware, Inc., 11.000%, 07/31/10	$487,000		$575,878
Alamosa Delaware, Inc., 12.000%, 07/31/09	500,000		545,000
Arch Western Finance, LLC, 6.750%, 07/01/13 (a)	355,000		368,313
Arch Western Finance, LLC, 6.750%, 07/01/13	200,000		207,500
Cablevision Systems Corp., 8.000%, 04/15/12 (a)	700,000	[2]	750,750
Cincinnati Bell, Inc., 7.250%, 07/15/13	400,000		413,000
Cincinnati Bell, Inc., 8.375%, 01/15/14	390,000	[2]	396,825
Crown Castle International Corp., 7.500%, 12/01/13	650,000	[2]	702,000
Dynegy Holdings, Inc., 10.125%, 07/15/13 (a)	400,000		460,000
Fairpoint Communications, Inc., 12.500%, 05/01/10	630,000		683,550
Flextronics International Ltd., 6.500%, 05/15/13	330,000	[2]	339,900
Ford Motor Credit Co., 7.000%, 10/01/13	350,000[2]		371,655
Graphic Packaging International, 9.500%, 08/15/13	460,000		525,550
HCA, Inc., 6.750%, 07/15/13	1,070,000		1,113,875
HealthSouth Corp., 10.750%, 10/01/08	650,000		689,000
HealthSouth Corp., 8.500%, 02/01/08	310,000	[2]	323,175
iPCS Escrow Co., 11.500%, 05/01/12 (a)	250,000		285,000
ITT Corp., 7.375%, 11/15/15	500,000		558,750
Jacuzzi Brands, Inc., 9.625%, 07/01/10	500,000		557,500
Madison River, 13.250%, 03/01/10	565,000		613,024
Mail-Well Corp., 9.625%, 03/15/12	635,000	[2]	700,087
Park Place Entertainment, 8.125%, 05/15/11	500,000		580,000
Playtex Products, Inc., 9.375%, 06/01/11	535,000		573,788
Qwest Communications International, Inc., 7.250%, 02/15/11 (a)	500,000		515,000
Rainbow National Services LLC, 8.750%, 09/01/12 (a)	400,000		441,000
Rayovac Corp., 8.500%, 10/01/13	390,000		434,850
Rogers Wireless, Inc., 9.625%, 05/01/11	370,000		435,675
Russell Corp., 9.250%, 05/01/10	705,000		759,637
Senior Housing Trust, 8.625%, 01/15/12	525,000		602,438
Sinclair Broadcast Group, 8.000%, 03/15/12	385,000		410,988
Spectrasite, Inc., 8.250%, 05/15/10	705,000		756,113
Sun Media Corp., 7.625%, 02/15/13	525,000		575,531
Terex Corp., Series B, 10.375%, 04/01/11	410,000	[2]	461,250
Terra Capital, Inc., 11.500%, 06/01/10	190,000		217,550
Texas Genco LLC, 6.875%, 12/15/14 (a)	200,000		207,750
Transcontinental Gas Pipe Corp., Series B, 7.000%, 08/15/11	500,000		550,625
Triton PCS, Inc., 8.500%, 06/01/13	505,000		489,850
Triton PCS, Inc., 8.750%, 11/15/11	295,000	[2]	234,525
TRW Automotive, Inc., 9.375%, 02/15/13	540,000		629,100
UGS Corp. 10.000%, 06/01/12 (a)	460,000		525,550
Warner Music Group, 7.375%, 04/15/14 (a)	315,000		324,450
Total Finance			20,906,002
Industrials – 59.6%
Abitibi-Consolidated, Inc., 6.000%, 06/20/13	300,000	[2]	287,625
Ainsworth Lumber Co., 7.250%, 10/01/12 (a)	125,000	[2]	127,813
Ainsworth Lumber Co., Ltd., 6.750%, 03/15/14	240,000	[2]	236,100
Airgate PCS, Inc., 5.850%, 10/15/11 (a)	250,000		258,125
Alderwoods Group, Inc., 7.750%, 09/15/12 (a)	120,000		130,200
Allied Waste North America, Inc., 5.750%, 02/15/11	515,000		486,675
Allied Waste North America, Inc., 6.125%, 02/15/14	215,000		203,175
Allied Waste North America, Inc., 7.375%, 04/15/14	250,000	[2]	240,625

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

December 31, 2004

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials (continued)
American Towers, Inc., 7.250%, 12/01/11	$400,000	[2]	$426,000
Ardent Health Services, Inc., 10.000%, 08/15/13	270,000		284,850
ArvinMeritor, Inc., 8.750%, 03/01/12	200,000		232,000
AT&T Corp., 7.300%, 11/15/11	575,000		664,843
Aventine Renewable Energy, Inc., 8.501%, 12/15/11 (a)	110,000		111,650
Beazer Homes USA, Inc., 6.500%, 11/15/13	250,000		254,375
Beazer Homes USA, Inc., 8.375%, 04/15/12	170,000		187,850
Bowater, Inc., 6.500%, 06/15/13	300,000	[2]	301,543
Canwest Media, Inc., 8.000%, 09/15/12 (a)	440,000		474,100
CCO Holdings, LLC, 8.750%, 11/15/13	200,000		207,500
Celestica, Inc., 7.875%, 07/01/11	385,000		414,838
Charter Communications Holdings II, 10.250%, 09/15/10	400,000		426,000
Chesapeake Energy Corp., 6.375%, 06/15/15 (a)	200,000		206,500
Chesapeake Energy Corp., 7.000%, 08/15/14	350,000		374,500
Consolidated Communications Holdings, 9.750%, 04/01/12 (a)	240,000		260,400
Crompton Corp., 9.875%, 08/01/12 (a)	290,000		333,500
Crown European Holdings, 9.500%, 03/01/11	315,000		360,675
Crown European Holdings, 10.875%, 03/01/13	95,000		112,813
Denbury Resources, Inc., 7.500%, 04/01/13	250,000		271,250
Dex Media, Inc., 9.000%, 11/15/13	760,000		599,450
DirecTV Holdings LLC, 8.375%, 03/15/13	460,000		518,075
Dobson Cellular Systems, 8.375%, 11/01/11 (a)	125,000		129,688
Dole Food Co., Inc., 8.875%, 03/15/11	250,000		273,125
Echostar DBS Corp., 6.375%, 10/01/11	500,000		513,750
Echostar DBS Corp., 6.625%, 10/01/14 (a)	250,000		254,375
El Paso Corp., 7.875%, 06/15/12	425,000	[2]	446,781
Elizabeth Arden, Inc., 7.750%, 01/15/14	345,000		367,425
Freescale Semiconductor, Inc., 7.125%, 07/15/14	400,000		436,000
Genesis HealthCare Corp., 8.000%, 10/15/13	275,000		299,750
Georgia-Pacific Corp., 7.700%, 06/15/15	665,000		763,087
Goodman Global Holdings Co., Inc., 5.760%, 06/15/12 (a)	100,000		102,000
Goodman Global Holdings Co., Inc., 7.875%, 12/15/12 (a)	140,000	[2]	139,300
Graham Packaging Co., 8.500%, 10/15/12 (a)	125,000		131,875
Graham Packaging Co., 9.875%, 10/15/14 (a)	300,000	[2]	321,750
Hanover Compressor Co., 9.000%, 06/01/14	125,000	[2]	139,688
HMP Equity Holdings Corp., 0.000%, 05/15/08 (a) [4]	644,000		429,065
Houghton Mifflin Co., 9.875%, 02/01/13	200,000	[2]	220,000
Huntsman International, LLC, 7.375%, 01/01/15 (a)	350,000	[2]	352,625
Huntsman International, LLC, 9.875%, 03/01/09	125,000		137,813
Huntsman International, LLC, 11.625%, 10/15/10	125,000		148,438
Innova S. de R.L., 9.375%, 09/19/13	490,000	[2]	559,824
Insight Communications Co., Inc., 0.000%, 02/15/11 [4]	750,000	[2]	733,124
Intrawest Corp., 7.500%, 10/15/13 (a)	65,000		69,469
Iron Mountain Inc., 7.750%, 01/15/15	300,000		306,000
IWO Escrow Co., 10.750%, 01/15/15 (a)	100,000		62,500
IWO Escrow Co., 6.320%, 01/15/12 (a)	220,000		222,750
J.C. Penney Co., Inc., 6.875%, 10/15/15	240,000		261,000
Jefferson Smurfit Corp., 7.500%, 06/01/13	250,000		268,125
Jostens IH Corp., 7.645%, 10/01/12 (a)	340,000		355,300
L-3 Communications Corp., 5.875%, 01/15/15 (a)	225,000		225,563
L-3 Communications Corp., 6.125%, 07/15/13	175,000		181,563
LodgeNet Entertainment Corp., 9.500%, 06/15/13	150,000		166,500
Lyondell Chemical Co., 10.500%, 06/01/13	250,000	[2]	298,750

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

December 31, 2004

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials (continued)
Lyondell Chemical Co., 11.125%, 07/15/12	$480,000		$572,400
MGM Mirage Inc., 6.750%, 09/01/12	605,000	[2]	639,788
Millennium America, Inc., 9.250%, 06/15/08	150,000	[2]	171,375
Nalco Company, 7.750%, 11/15/11	175,000		189,875
Nalco Company, 8.875%, 11/15/13	355,000		391,388
Neenah Paper, Inc., 7.375%, 11/15/14 (a)	75,000		76,500
Newfield Exploration Co., 6.625%, 09/01/14 (a)	265,000		281,563
Nextel Communications, Inc., 5.950%, 03/15/14	65,000		67,600
Nextel Communications, Inc., 7.375%, 08/01/15	750,000		828,749
Owens-Brockway Glass Container, Inc., 6.750%, 12/01/14 (a)	150,000		152,250
Owens-Brockway Glass Container, Inc., 8.250%, 05/15/13	765,000	[2]	845,324
PanAmSat Corp., 9.000%, 08/15/14 (a)	405,000		454,106
Penney (JC) Co., 8.000%, 03/01/10	250,000		286,875
Pep Boys-Manny, Moe & Jack, Inc., 7.500%, 12/15/14	100,000		101,875
Phillips-Van Heusen Corp., 7.250%, 02/15/11	390,000		411,450
Pinnacle Entertainment, Inc., 8.250%, 03/15/12	605,000	[2]	645,837
Playtex Products, Inc., 8.000%, 03/01/11	320,000	[2]	351,200
Polyone Corp., 10.625%, 05/15/10	500,000	[2]	565,000
Qwest Communications International Inc., 5.790%, 02/15/09 (a)	350,000	[2]	356,125
R.H. Donnelley Financial Corp., 10.875%, 12/15/12 (a)	290,000		345,825
Rockwood Specialties Group, Inc., 7.500%, 11/15/14 (a)	50,000	[2]	52,125
Rogers Wireless, Inc. 6.375%, 03/01/14	280,000	[2]	278,600
Rural Cellular Corp., 6.990%, 03/15/10	250,000		260,000
Rural Cellular Corp., 8.250%, 03/15/12	200,000		212,500
Saks Inc., 7.500%, 12/01/10	440,000		470,800
Service Corp., International, 7.700%, 04/15/09	380,000		412,300
Six Flags, Inc., 8.875%, 02/01/10	530,000	[2]	539,275
Southern Natural Gas Co., 8.875%, 03/15/10 (a)	620,000	[2]	697,500
Swift & Co., 10.125%, 10/01/09	260,000		291,200
Tenet Healthcare Corp., 6.500%, 06/01/12	700,000	[2]	651,000
Tenet Healthcare Corp., 9.875%, 07/01/14 (a)	215,000	[2]	235,425
Tenneco Automotive Inc., 8.625%, 11/15/14 (a)	325,000	[2]	339,625
Terra Capital, Inc., 12.875%, 10/15/08	570,000		715,349
THL Buildco, Inc., 8.500%, 09/01/14 (a)	240,000		252,000
Triad Hospitals, Inc., 7.000%, 11/15/13	250,000		256,875
Ubiquitel Opertating Co., 9.875%, 03/01/11	125,000		140,937
Ubiquitel Opertating Co., 9.875%, 03/01/11 (a)	80,000		90,200
United Components, Inc., 9.375%, 06/15/13	500,000		545,000
US Airways, Inc., Series 89A2, 9.820%, 01/01/13 *	1,343,987	[2]	438,308
Vail Resorts, Inc., 6.750%, 02/15/14	685,000		700,412
Vertis Inc., 9.750%, 04/01/09	425,000		463,250
Vertis, Inc., 10.875%, 06/15/09	75,000	[2]	81,750
Videotron Ltd., 6.875%, 01/15/14 (a)	370,000		384,338
WMG Holdings Corp., 9.500%, 12/15/14 (a)	400,000		257,500
Xerox Corp., 7.625%, 06/15/13	350,000		385,875
Total Industrials			35,197,302
Utilities - 1.3%
AES Corp. (The), 7.750%, 03/01/14	350,000	[2]	381,500
DPL, Inc., 6.875%, 09/01/11	350,000	[2]	383,996
Total Utilities			765,496
Total Corporate Bonds (cost $53,973,673)			56,868,800

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

December 31, 2004

Schedule of Portfolio Investments (continued)

Security Description	Warrants	Value
Warrants - 0.5%
Dictaphone Corp., 03/28/06	48,724	$1,949
Huntsman Co., LLC, 05/15/11	644	303,002
Total Warrants (cost $94,073)		304,951

	Shares
Preferred Stock – 1.1%
Tommy Hilfiger USA, Inc., 9.000%, 12/01/31 (cost $641,457)	25,875	661,883
Other Investment Companies – 23.0%[1]
Bank of New York Institutional Cash Reserves Fund, 2.35%[3]	13,202,863	13,202,863
JPMorgan Prime Money Market Fund, Institutional Class Shares, 2.12%	383,940	383,940
Total Other Investment Companies (cost $13,586,803)		13,586,803
Total Investments – 120.9% (cost $68,296,006)		71,422,437
Other Assets, less Liabilities – (20.9)%		(12,324,223)
Net Assets - 100.0%		$59,098,214

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income

Managers Fixed Income Fund is subadvised by Loomis, Sayles and Company L.P. (“Loomis.”) Loomis has managed the Fund since May 2004. Daniel Fuss leads the investment team managing the Fund.

The Portfolio Manager

Dan Fuss is a contrarian bond investor who focuses on individual issues that will provide the highest return over long periods of time. Dan and his team of credit analysts at Loomis research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the company’s financial condition in detail, as well as the terms of specific bond offerings. Price appreciation can come from a variety of catalysts, including improving company fundamentals, which would lead to credit upgrades, changing market supply and demand forces, and improving sector or economic trends.

Given the typical shape of the yield curve, longer-term bonds generally yield more than shorter-term bonds, and Dan is willing to take the added interest rate risk in order to gain higher yields. In addition, price improvements as a result of credit upgrades are more meaningful for longer-term bonds, thus Dan’s portfolios tend to be relatively long in duration. In order to mitigate some of the interest rate risk, Dan structures his portfolio with counter-cyclical elements. In doing so, Dan will utilize convertible bonds, municipal bonds, preferred stocks, foreign corporate and government bonds, in addition to the domestic corporate bonds which make up the majority of the portfolio. Also, Dan seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

The Year in Review

Yields fluctuated in 2004 due to stronger economic growth, despite some mixed economic news and decreasing risk aversion on behalf of investors. U.S. interest rates displayed some volatility in the first and second quarters, as yields fell sharply in the first quarter and then rose quickly in the second, causing the second quarter performance of the bond market to be lackluster. After mid-year, yields began to fall again and leveled out somewhat in the last few months of the fourth quarter. Long rates (10+ years) began the year near 5%, moved up to almost 5.3% by mid-year, and then fell down toward 4.7% by year-end. Overall, the yield curve flattened as short rates were raised in 25 basis points (bps) increments to 2.25% from 1% at each FOMC meeting beginning in June, and longer rates moved by a much smaller amount. For the year, Treasury bonds returned some of the lowest returns, while corporate bonds and other non-government (or “spread “) sectors performed better. U.S. investment grade corporates posted a 5.39% return for the year as credit quality, and the economic backdrop as a whole, continued to improve. Such improvements, combined with an increased risk appetite by investors and a low interest rate environment, pushed lower grade bonds over 11% higher in 2004 – certainly not as robust as levels seen in 2003, but impressive nonetheless. Mortgages and other asset-backed securities performed similarly to Treasuries. With increasing Fed Funds rates and the Treasury facing huge budget deficits which flooded the market with new issuance, bond yields ought to have been higher in 2004. Instead, as mentioned above, short maturity bonds did rise and longer maturity bonds remained roughly flat, partly due to strong foreign buying, geopolitical risk and economic worries.

For the year 2004, the Managers Fixed Income Fund gained 0.13% (Class A shares including load) compared with the 4.34% return for the Lehman Brothers Aggregate. This underperformance can be attributed to the negative effect of the sales load, and excluding the load, the Fund returned 5.44%. Please note that this Fund has multiple classes. Performance for all classes can be found in the performance reports and graphs.

Upon completion of an affirmative shareholder vote in March, The Managers Funds LLC was awarded the contracts to manage the Fund beginning in April, and it was our initial intention to continue to employ the services of 40 | 86 Advisors to manage the portfolio. However, major personnel departures within 40 | 86 Advisors, which in our view significantly affected its credit research effort, induced us to reevaluate. The Fund’s Trustees elected to replace the subadvisor and hired Loomis Sayles & Company, L.P. as replacement. Having utilized Loomis Sayles as a subadvisor in one or more of our funds for the past twenty years we are very confident that Loomis Sayles is a best in class fixed income manager.

Portfolio manager Dan Fuss, who heads up the fixed income effort at Loomis, has maintained the Fund’s conservative interest rate posture. From a pure yield curve perspective, this positioning was not ideal as short-term rates rose throughout the year while long-term rates dropped slightly (with significant bumps). However, the Fund’s significant allocation in corporate bonds was well placed as the strong performance of corporate bonds helped drive performance in 2004. The Fund’s underweight to Governments and Agencies was also additive particularly since most of the Fund’s U.S. Treasury positions are very short-term and utilized primarily for liquidity and managing the Fund’s overall duration. In the final months of 2004, the management team remained concerned about some of the fundamentals underlying the market, such as continued conflicts in places like Iraq and Afghanistan, that suggest more pressure on the federal deficit, and could then grow to strain the capital markets and put upward pressure on interest rates. In addition, narrower yield spreads between Treasuries and corporates make corporate bonds less attractive in the near term. Finally, Fuss has noted that some of the recent performance in the market was liquidity driven, which can be an extremely dangerous wild card in fixed income investing. As a result, he maintained the Fund’s conservative posture.

Dan has reduced the portfolio’s duration each quarter as part of the more conservative posturing. It’s important to note, however, that this duration management is not a deviation from Fuss’s normal investment philosophy. The core of the portfolio has remained invested in those corporate bonds that the Loomis credit analysts find attractive in an improving credit quality

Managers Fixed Income

environment with allocations to corporates, high yield and non-dollar bonds. It has been those credits that have helped continued to drive performance, balancing the portfolio’s underweight in government securities.

Looking Ahead

Portfolio manager Dan Fuss has been very vocal about his firm’s expectations for tighter monetary policy and higher interest rates. Heading into 2005, the Fund continues its cautious duration positioning. Fuss expects the trend in corporate credit quality to continue to improve. Over 60% of the Fund is in finance, industrial and utility corporates. Despite the shortening duration, the Fund had a small yield-to-maturity advantage when compared to the Lehman Brothers Aggregate at the end of 2004. Also, despite the shorter duration positioning, Dan has commented that a rise in rates could actually be a good thing for the Fund. He believes that as rates rise, he will have more of an opportunity to reinvest shorter maturities into potentially higher yielding corporate bonds. Thus, the chance to be able to reinvest at higher rates could prove to be of value in the period ahead.

Going forward, Dan and the investment team at Loomis remain concerned about a few items, particularly their outlook for the Federal budget deficit which will spur the government to borrow more thereby pushing interest rates higher. While braced for a continued rise in rates, the Fund could also perform well if corporate bond spreads continue to benefit from the improvement in economic activity and credit outlooks. Also, Fuss has maintained a modest allocation to non-dollar and high yield bonds so as to introduce some non-market related potential into the Fund. Loomis uses its research driven investment process to take advantage of different opportunities in the bond market.

Loomis’ 2005 outlook adds, “Moderate economic growth, inflation and yield increases are seen for 2005. Structured finance and corporate bonds should earn higher returns than Treasuries given their yield advantage, even if it is less generous than before. The Fed appears determined to raise rates in a deliberate fashion this year. We forecast the funds rate to end 2005 roughly 100 basis points (bps). higher, with a similar move in bond yields as the economy is still growing strong... Rising rates could mean lackluster returns for Treasuries. Global governments on both a hedged basis and unhedged basis remain an attractive alternative. Corporate spreads are tight, raising the risk of potentially underperforming... In a low yield environment, income is critical to performance and we anticipate the better returns may come from BBB and below holdings. The narrowness of high yield and emerging markets spreads argues against expecting outsized gains from these sectors for a third year in a row. However, we see the yield advantage as being sufficient to allow the sectors to at least be some of the better performers in 2005.”

Cumulative Total Return Performance

Fixed Income’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers Aggregate Index is comprised of 5,794 investment grade fixed rate bonds, including government and corporate securities, mortgage pass-through securities and asset-backed securities. This chart compares a hypothetical $10,000 investment made in Fixed Income on January 2, 1997 to a $10,000 investment made in the Lehman Brothers Aggregate Index for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Fixed Income Fund – Class A Shares (with load) and the Lehman Brothers Aggregate Index since inception through December 31, 2004.

Average Annual Total Returns:	1 Year	5 Years	Since Inception*
Fixed Income – A Shares	0.13%	6.90%	6.28%
Lehman Brothers Aggregate	4.34%	7.71%	7.02%

*	Commencement of operations was January 2, 1997.

Managers Fixed Income Fund

December 31, 2004

Schedule of Portfolio Investments

Security Description		Principal Amount		Value
Corporate Bonds – 80.2%
Asset-Backed Security – 14.6%
Centex Home Equity Loan, Series 2004-A, Class AF6, 4.270%, 01/25/34		$265,000		$262,527
Centex Home Equity Loan, Series 2001-A, Class A6, 6.250%, 04/25/31		692,103		704,813
Commercial Mortgage Asset Trust, Series 1999-C1, Class Al, 6.250%, 01/17/32		468,753		477,303
Community Program Loan Trust, Series 87-A, Class A4, 4.500%, 10/01/18		38,710		38,744
Countrywide Home Loans, Series 2002-S1, Class A5, 5.960%, 11/25/16		756,500		757,610
Countrywide Home Loans, Series 2001-1, Class AF6, 6.434%, 07/25/31		696,835		704,566
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A3, 5.107%, 09/15/34		200,000		206,501
Deutsche Mortgage and Asset Receiving Corp., Series 1998-C1, Class A2, 6.538%, 02/15/08		656,651		698,794
First Union National Bank Commercial Mortgage, Series 2001-C3, Class A2, 6.180%, 08/15/33		1,100,000		1,172,100
GMAC Mortgage Corp. Loan Trust, Series 2001-HE4, Class A5, 5.680%, 04/25/27		123,127		122,996
GMAC Commercial Mortgage Securities, Inc., Series 1999-C2, Class Al, 6.570%, 09/15/33		103,981		105,706
JPMorgan Chase Commercial Mortgage Security, Series 2001-CIB3, Class A2, 6.044%, 11/15/35		743,000		790,561
LB-UBS Commercial Mortgage Trust, Series 2001-C3, Class A2, 6.365%, 12/15/28		320,000		353,805
Morgan Stanley Dean Witter Capital Inc., Series 2001-PPM, Class A2, 6.400%, 02/15/31		1,341,583		1,430,909
Morgan Stanley Dean Witter Capital Inc., Series 2001-TOP3, Class A3, 6.200%, 07/15/33		225,000		240,630
Residential Asset Mortgage Products, Inc., Series 2002-RZ3, Class A4, 4.730%, 12/25/31		90,704		90,933
Residential Asset Securities Corp., Series 1999-KS4, Class AJ4, 7.220%, 06/25/28		517,853		531,794
Salomon Brothers Mortgage Securities, Series 2001-C2, Class A2, 6.168%, 02/13/10		640,000		684,605
Total Asset-Backed Security				9,374,897
Finance - 38.1%
ASIF Global Financial, 2.380%, 02/26/09	SGD	1,000,000		613,772
Boeing Capital Corp., 4.750%, 08/25/08		230,000	[2]	238,075
Cardinal Health, Inc., 4.000%, 06/15/15		320,000		285,653
Cendant Corp., 7.375%, 01/15/13		565,000	[2]	654,623
Chancellor Media Corp., 8.000%, 11/01/08		414,000		465,220
Citigroup, Inc., 3.500%, 02/01/08		250,000		249,065
Clear Channel Communications, Inc., 6.625%, 06/15/08		191,000		204,301
Coca-Cola HBC Finance BV, 5.125%, 09/17/13		265,000		272,279
Comcast Corp., 7.05%, 03/15/33		505,000[2]		579,737
Cox Enterprises, Inc., 4.375%, 05/01/08		410,000		409,942
Developers Divers Realty Corp., 3.875%, 01/30/09		200,000		196,448
Duke Realty LP, 3.500%, 11/01/07		400,000		399,080
Equity One, Inc., 3.875%, 04/15/09		400,000		388,546
Export-Import Bank of Korea, 4.125%, 02/10/09 (a)		485,000	[2]	484,224
Ford Motor Credit Co., 7.000%, 10/01/13		125,000	[2]	132,734
Ford Motor Credit Co., 7.200%, 06/15/07		460,000		490,932
GMAC, 6.125%, 08/28/07		450,000		463,612
HCA, Inc., 8.750%, 09/01/10		625,000		715,238
Health Care Properties, 6.875%, 06/08/05		435,000		441,840
Health Care, Inc., 7.500%, 08/15/07		230,000		248,998
Hospitality Properties Trust, 6.750%, 02/15/13		465,000		514,261
International Bank Recon and Development, 0.000%, 08/20/07 [4]	NZD	3,900,000		2,386,703
iStar Financial, Inc., 8.750%, 08/15/08		215,000		245,362
John Hancock Financial Services, Inc., 5.625%, 12/01/08		500,000		531,510
JPMorgan Chase & Co., 4.000%, 02/01/08		350,000		352,572
Korea Development Bank, 3.875%, 03/02/09		425,000		419,969
Lear Corp., Series B, 8.110%, 05/15/09		250,000	[2]	283,801
Lehman Brothers Holdings, 3.600%, 03/13/09		150,000		147,815
Liberty Media Corp., 3.500%, 09/25/06		280,000		278,559
Liberty Media Corp., 5.700%, 05/15/13		190,000	[2]	188,839
Mack-Cali Realty L.P., 7.250%, 03/15/09		250,000		276,164
Medco Health Solutions, 7.250%, 08/15/13		420,000		470,597
Morgan Stanley & Co., Inc., 3.625%, 04/01/08		650,000		646,933
NCR Corp., 7.125%, 06/15/09		180,000		198,939

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

December 31, 2004

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Finance (continued)
New Plan Excel Realty Trust, 5.875%, 06/15/07	$555,000		$578,131
News America, Inc., 7.625%, 11/30/28	460,000		547,877
PLC Trust 2003-1, 2.709%, 03/31/06 (a)	196,513		195,743
Post Apartment Homes LP, 6.850%, 03/16/05	535,000		537,631
Protective Life U.S. Funding Trust, 5.875%, 8/15/06 (a)	375,000		389,781
Qwest Capital Funding, Inc., 7.250%, 02/15/11	490,000	[2]	482,650
Qwest Communications International, Inc., Series B, 7.500%, 11/01/08	1,000,000		995,000
Ras Laffan Liquified National Gas Co., 3.437%, 09/15/09 (a)	297,700		292,643
RenaissanceRe Holdings Ltd., 7.000%, 07/15/08	750,000		812,249
Rubbermaid, Inc., 6.600%, 11/15/06	152,000		160,569
Senior Housing Trust, 8.625%, 01/15/12	330,000		378,675
Sovereign Bank, 5.125%, 03/15/13	335,000		335,930
Tele-Communications, Inc., 9.800%, 02/01/12	350,000		451,754
Telecorp Pcs, Inc., 10.625%, 07/15/10	312,000		340,097
Texas Eastern Transmission, 7.000%, 07/15/32	255,000		293,904
TGT Pipeline LLC, 5.200%, 06/01/18	465,000		445,700
The Ryland Group, Inc., 5.375%, 06/01/08	440,000		459,800
Time Warner, Inc., 7.700%, 05/01/32	635,000		779,158
Transamerica Corp., 6.750%, 11/15/06	85,000		89,550
Union Planters Bank, 6.500%, 03/15/08	375,000		405,150
Universal Corp., Series MTNC, 5.200%, 10/15/13	430,000		428,508
XL Capital (Europe) PLC, 6.500%, 01/15/12	105,000		115,089
Total Finance			24,391,932
Industrials - 16.8%
Albertson’s, Inc., 7.750%, 06/15/26	175,000		206,344
AmerisourceBergen Corp., 7.250%, 11/15/12	260,000		291,850
AT&T Wireless Services, Inc., 8.750%, 03/01/31	310,000		419,252
Charter Communications, Inc., 8.000%, 04/30/12 (a)	245,000		256,025
Continental Airlines Inc., Series 991A, 6.545%, 02/02/19	421,594		419,109
Continental Airlines, Inc., 6.648%, 09/15/17	211,455		205,520
Dynegy-Roseton Danskamme, Series B, 7.670%, 11/08/16	245,000		235,353
Eastman Kodak Co., Series MTNA, 7.250%, 06/15/05	265,000	[2]	269,622
General Motors Corp., 7.125%, 07/15/13	400,000	[2]	409,983
Georgia-Pacific Corp., 7.700%, 06/15/15	315,000		361,463
Guidant Corp., 6.150%, 02/15/06	305,000		314,608
HCA, Inc., 7.050%, 12/01/27	750,000		712,864
Hyatt Equities LLC, 6.875%, 06/15/07 (a)	495,000		521,100
International Paper Co., 4.000%, 04/01/10	300,000		294,463
International Paper Co., 4.250%, 01/15/09	300,000		301,375
Kraft Foods, Inc., 5.250%, 10/01/13	1,175,000		1,211,009
Kroger Co., 7.000%, 05/01/18	460,000		529,931
News America, Inc., 7.280%, 06/30/28	225,000		257,905
Nortel Networks Ltd., 6.125%, 02/15/06	140,000		143,150
Penney (JC) Co., 8.000%, 03/01/10	125,000		143,438
Petroleos Mexicanos, 6.500%, 02/01/05	540,000		541,728
Sprint Capital Corp., 6.875%, 11/15/28	440,000		483,177
Telus Corp., 8.000%, 06/01/11	1,065,000	[2]	1,263,731
Terra Capital, Inc., 12.875%, 10/15/08	215,000		269,825
Tommy Hilfiger USA, Inc., 9.000%, 12/01/31	11,000		281,380
Union Carbide Corp., 6.790%, 06/01/25	185,000	[2]	189,163
Walt Disney Co., The, 7.000%, 03/01/32	190,000	[2]	223,451
Total Industrials			10,756,819
Utility - 10.7%
Amerenenergy Generating Co., 7.750%, 11/01/05	800,000		829,124

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

December 31, 2004

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Utilities (continued)
Cilcorp, Inc., 8.700%, 10/15/09		$315,000		$371,540
Dominion Resources, Inc., 4.125%, 02/15/08		450,000		453,423
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27		900,000		956,862
FirstEnergy Corp., Series C, 7.375%, 11/15/31		715,000		819,082
Gulf States Utilities, 6.770%, 08/01/05		215,000		219,543
Kansas City Power & Light Co., 7.125%, 12/15/05		510,000		528,472
Nisource Finance Corp., 7.875%, 11/15/10		350,000		411,946
Pacific Gas and Electric Co., 6.050%, 03/01/34		500,000		521,118
Pinnacle West Capital Corp., 6.400%, 4/01/06		575,000		591,954
PSI Energy, Inc., 6.650%, 06/15/06		350,000		365,293
Southwestern Public Service Co., 5.125%, 11/01/06		770,000		791,123
Total Utility				6,859,480
Total Corporate Bonds (cost $48,914,388)				51,383,128
Foreign Government Obligations - 4.1%
Canadian Government, 4.500%, 09/01/07	CAD	1,000,000		862,163
Mexican Government, 9.000%, 12/20/12	MXN	155,000		1,347,203
Mexico Government, Yankee, 9.875%, 02/01/10		315,000		387,923
Total Foreign Government Obligations (cost $2,415,548)				2,597,289
U.S. Government and Agency Obligations – 8.9%
U.S. Government Agency Obligations – 4.4%
FGLMC, 6.500%, 07/01/29		9,20		9,678
FGLMC, 9.000%, 04/01/25		65,958		73,549
FHLMC, 2.850%, 01/05/07		630,000		625,355
FHLMC, 3.000%, 02/15/15		420,173		419,063
FHLMC, 3.500%, 12/15/10		498,707		499,799
FNCL, 7.500%, 07/01/25		6,413		6,868
FNCL, 7.000%, 11/01/26		4,982		5,280
FNMA, 2.290%, 02/19/09	SGD	700,000		429,694
FNMA, 2.750%, 08/11/06		70,000		69,574
FNMA, 7.000%, 04/25/24		100,000		108,468
FNMA, 7.500%, 01/19/39		261,949		280,660
Freddie Mac Corp., 3.220%, 06/20/07	SGD	500,000		316,302
Total U.S. Government Agency Obligations				2,844,290
U.S. Treasury Bonds - 4.5%
USTB, 2.000%, 01/15/14		448,866		464,717
USTB, 4.750%, 05/15/14		1,435,000	[2]	1,495,875
USTB, 5.375%, 02/15/31		870,000	[2]	941,028
Total U.S. Treasury Bonds				2,901,620
Total U.S. Government and Agency Obligations (cost $5,593,840)				5,745,910
Municipal Bonds - 1.3%
Decatur Texas Hospital Authority Hospital Revenue, 7.750%, 09/01/09		220,000		243,650
Eufaula Alabama, Series C, 4.000%, 08/15/12		560,000		557,900
Total Municipal Bonds (cost $771,413)				801,550

		Shares

Other Investment Companies - 14.0%[1]
Bank of New York Institutional Cash Reserves Fund, 2.35%[3]		6,842,447		6,842,447
JPMorgan Prime Money Market, Institutional Class Shares, 2.12%		2,108,836		2,108,836
Total Other Investment Companies (cost $8,951,283)				8,951,283
Total Investments - 108.5% (cost $66,646,472)				69,479,160
Other Assets, less Liabilities - (8.5)%				(5,431,098)
Net Assets - 100.0%				$64,048,062

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2004, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Science & Technology	$1,841,092	$620,282	$(41,747)	$578,535
20 Fund	44,091,406	3,694,458	(7,744,436)	(4,049,978)
Mid-Cap	98,287,013	19,487,378	(591,245)	18,896,133
Large-Cap	3,149,364	383,725	(27,411)	356,314
Balanced	25,921,998	3,801,658	(132,388)	3,669,270
Convertible Securities	16,466,545	1,617,625	(101,376)	1,516,249
High Yield	68,441,110	3,618,506	(637,179)	2,981,327
Fixed Income	66,748,790	3,035,316	(304,946)	2,730,370

*	Non-income-producing security

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2004, the value of these securities amounted to the following:

Fund	Value	% of Net Assets
Balanced	$490,731	1.8%
Convertible	5,095,595	34.6%
High Yield	11,006,389	18.6%
Fixed Income	1,846,873	2.9%

[1]	Yield shown for each investment company represents its December 31, 2004, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2004, amounting to:

Fund	Value	% of Net Assets
Science & Technology	$108,065	4.7%
20 Fund	2,393,667	6.4%
Mid-Cap	14,466,411	14.1%
Large-Cap	148,206	4.4%
Balanced	2,063,373	7.4%
Convertible Securities	3,307,833	22.4%
High Yield	12,872,056	21.8%
Fixed Income	6,717,009	10.5%

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.

[4]	Zero coupon security.

Investments Definitions and Abbreviations:
FHLMC: Federal Home Loan Mortgage Corp.
FNMA: Federal National Mortgage Association
GMAC: General Motors Acceptance Corp.
USTB: United States Treasury Bond
USTN: United States Treasury Note

Registered shares: A security whose owner has been recorded with its issuer or issuer’s registrar.

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies of par values other than the U.S. dollar (USD):

CAD:	Canadian Dollar
NZD:	New Zealand Dollar
SGD:	Singapore Dollar
MXN:	Mexican Peso

Statements of Assets and Liabilities

December 31, 2004

	Managers Science & Technology Fund	Managers 20 Fund	Managers Mid-Cap Fund
Assets:
Investments at value (including securities on loan valued at $108,065, $2,393,667, $14,466,411, $148,206, $2,063,373, $3,307,833, $12,872,056, and $6,717,009, respectively)	$2,419,627	$40,041,428	$117,183,146
Cash	—	—	—
Receivable for investments sold	31,409	334,818	474,840
Receivable for Fund shares sold	4,195	3,498	2,098
Dividends, interest and other receivables	300	15,870	43,018
Prepaid expenses	58,028	31,530	29,772

Total assets	2,513,559	40,427,144	117,732,874

Liabilities:
Payable to Custodian	—	82,176	—
Payable for Fund shares repurchased	8,310	99,986	49,732
Payable upon return of securities loaned	112,007	2,493,163	14,805,968
Payable for investments purchased	32,161	—	236,100
Accrued expenses:
Investment advisory and management fees	—	—	55,188
Administrative fees	—	—	17,164
Other	52,821	121,226	125,846

Total liabilities	205,299	2,796,551	15,289,998

Net Assets	$2,308,260	$37,630,593	$102,442,876

Net Assets Represent:
Paid-in capital	$49,614,111	$280,159,813	$113,664,507
Undistributed net investment income (loss)	—	—	—
Accumulated net realized loss from investments and foreign currency transactions	(47,932,978)	(238,479,242)	(30,133,014)
Net unrealized appreciation (depreciation) of investments and foreign currency contracts and translations	627,127	(4,049,978)	18,911,383

Net Assets	$2,308,260	$37,630,593	$102,442,876

Class A Shares - Net Assets	$659,050	$5,063,691	$9,167,531
Shares Outstanding	302,975	974,542	757,700

Net asset value, offering and redemption price per share	$2.18	$5.20	$12.10

Class B Shares - Net Assets	$566,477	$13,006,743	$17,225,799
Shares Outstanding	265,328	2,613,920	1,485,977

Net asset value, offering and redemption price per share	$2.14	$4.98	$11.59

Class C Shares - Net Assets	$942,626	$11,073,309	$15,393,316
Shares Outstanding	441,040	2,216,159	1,326,893

Net asset value, offering and redemption price per share	$2.14	$5.00	$11.60

Class Y Shares - Net Assets	$140,107	$8,486,850	$60,656,230
Shares Outstanding	62,697	1,607,199	4,777,776

Net asset value, offering and redemption price per share	$2.23	$5.28	$12.70

* Investments at cost	$1,792,500	$44,091,406	$98,271,763

The accompanying notes are an integral part of these financial statements.

Managers Large-Cap Fund	Managers Balanced Fund	Managers Convertible Securities Fund	Managers High Yield Fund	Managers Fixed Income Fund

$3,505,678	$29,591,268	$17,982,794	$71,422,437	$69,479,160
—	—	124,114	—	19,892
—	41	—	525,550	714,105
—	3	5	23,039	22,000
4,872	123,865	74,682	1,068,522	809,025
59,426	27,645	31,644	26,881	25,608

3,569,976	29,742,822	18,213,239	73,066,429	71,069,790

—	—	—	—	—
—	41,819	8,800	175,580	52,011
106,007	1,673,109	3,385,221	13,202,863	6,842,447
—	—	—	443,023	—

—	—	—	20,275	—
—	—	—	10,089	10,812
55,370	83,904	70,372	116,385	116,458

161,377	1,798,832	3,464,393	13,968,215	7,021,728

$3,408,599	$27,943,990	$14,748,846	$59,098,214	$64,048,062

$19,212,856	$46,486,871	$25,869,683	$77,321,722	$64,960,475
2,341	4,027	(294,570)	—	21,749
(16,297,991)	(22,421,625)	(12,641,707)	(21,349,939)	(3,770,577)
491,393	3,874,717	1,815,440	3,126,431	2,836,415

$3,408,599	$27,943,990	$14,748,846	$59,098,214	$64,048,062

$576,095	$2,365,881	$1,483,902	$16,611,824	$5,723,052
86,539	210,456	138,925	1,915,562	539,130

$6.66	$11.24	$10.68	$8.67	$10.62

$1,726,167	$11,090,398	$8,495,821	$27,287,204	$20,062,960
265,472	1,002,837	796,205	3,172,776	1,899,759

$6.50	$11.06	$10.67	$8.60	$10.56

$913,209	$6,376,551	$2,940,766	$10,474,417	$13,703,074
140,319	571,302	274,527	1,219,550	1,289,215

$6.51	$11.16	$10.71	$8.59	$10.63

$193,128	$8,111,160	$1,828,357	$4,724,769	$24,558,976
28,434	715,913	171,943	540,764	2,302,991

$6.79	$11.33	$10.63	$8.74	$10.66

$3,014,285	$25,716,551	$16,167,354	$68,296,006	$66,646,472

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2004

	Managers Science & Technology Fund	Managers 20 Fund	Managers Mid-Cap Fund
Investment Income:
Dividend income	$14,667	$443,790	$1,233,397
Interest income	453	7,516	9,563
Securities lending fees	739	10,022	19,322

Total investment income	15,859	461,328	1,262,282

Expenses:
Investment advisory and management fees	27,604	316,473	713,990
Administrative fees	5,521	90,421	203,997
Distribution Fees - Class A Shares	4,279	30,770	45,953
Distribution Fees - Class B Shares	5,742	159,772	166,364
Distribution Fees - Class C Shares	11,775	140,059	153,104
Transfer agent	40,451	115,831	68,232
Custodian	27,634	35,170	60,918
Professional fees	22,989	38,355	51,566
Registration fees	23,299	41,873	49,803
Trustees fees and expenses	310	6,468	12,769
Miscellaneous	4,880	66,740	41,772

Total expenses before offsets	174,484	1,041,932	1,568,468

Expense reimbursement	(118,002)	(145,528)	(181,490)
Expense reductions	(147)	—	(98,407)

Net expenses	56,335	896,404	1,288,571

Net investment income (loss)	(40,476)	(435,076)	(26,289)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment transactions	360,909	(38,185,417)	17,633,981
Net realized gain on foreign currency contracts and transactions	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(316,157)	35,492,173	(1,928,532)
Net change unrealized appreciation of foreign currency contracts and translations	—	—	—

Net realized and unrealized gain (loss)	44,752	(2,693,244)	15,705,449

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,276	$(3,128,320)	$15,679,160

The accompanying notes are an integral part of these financial statements.

Managers Large-Cap Fund	Managers Balanced Fund	Managers Convertible Securities Fund	Managers High Yield Fund	Managers Fixed Income Fund

$58,951	$384,403	$200,307	$104,353	$55,055
404	464,678	334,603	5,514,997	3,826,509
242	2,130	10,516	45,466	12,686

59,597	851,211	545,426	5,664,816	3,894,250

26,747	202,604	135,886	437,678	313,847
7,642	57,887	31,973	125,051	139,488
2,809	13,999	8,749	66,343	32,850
18,544	113,086	91,147	308,311	235,733
10,655	69,776	31,017	118,611	160,166
39,575	43,896	41,195	67,047	46,492
37,043	61,041	39,335	54,535	65,636
20,715	28,209	25,820	18,623	35,575
24,927	39,869	34,688	48,005	44,288
706	3,512	2,040	9,062	10,279
2,473	16,010	10,414	27,377	27,556

191,836	649,889	452,264	1,280,643	1,111,910

(121,455)	(163,081)	(153,299)	(220,463)	(319,077)
(3,374)	(9,224)	—	—	—

67,007	477,584	298,965	1,060,180	792,833

(7,410)	373,627	246,461	4,604,636	3,101,417

393,354	2,305,791	2,028,211	5,833,380	1,372,453
—	582	—	—	4,386
(25,924)	(86,316)	(999,097)	(4,409,511)	(1,051,218)
—	(2)	—	—	9,090

367,430	2,220,055	1,029,114	1,423,869	334,711

$360,020	$2,593,682	$1,275,575	$6,028,505	$3,436,128

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the years ended December 31,

	Managers Science & Technology Fund		Managers 20 Fund
	2004	2003	2004	2003
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(40,476)	$(78,843)	$(435,076)	$(719,336)
Net realized gain (loss) on investments and foreign currency transactions	360,909	(1,285,782)	(38,185,417)	(21,960,523)
Net unrealized appreciation (depreciation) of investments and foreign currency translations	(316,157)	3,446,364	35,492,173	45,094,541

Net increase (decrease) in net assets resulting from operations	4,276	2,081,739	(3,128,320)	22,414,682

Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Class Y Shares	—	—	—	—
From net realized gain on investments:
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Class Y Shares	—	—	—	—

Total distributions to shareholders	—	—	—	—

From Capital Share Transactions:
Proceeds from sale of shares	154,426	360,705	3,970,824	7,410,429
Reinvestment of dividends and distributions	—	—	—	—
Cost of shares repurchased	(1,414,866)	(4,748,786)	(19,135,432)	(2,222,726)

Net decrease from capital share transactions	(1,260,440)	(4,388,081)	(15,164,608)	(14,812,297)

Total increase (decrease) in net assets	(1,256,164)	(2,306,342)	(18,292,928)	7,602,385

Net Assets:
Beginning of year	3,564,424	5,870,766	55,923,521	48,321,136

End of year	$2,308,260	$3,564,424	$37,630,593	$55,923,521

End of year undistributed net investment income (loss)	$—	$—	$—	$—

Share Transactions:
Class A Shares:
Sale of shares	30,549	161,535	25,608	670,219
Reinvested shares	—	—	—	—
Shares repurchased	(262,887)	(2,501,410)	(503,704)	(1,721,103)

Net decrease in shares - Class A	(232,338)	(2,339,875)	(478,096)	(1,050,884)

Class B Shares:
Sale of shares	24,398	5,440	30,673	112,727
Reinvested shares	—	—	—	—
Shares repurchased	(81,052)	(99,517)	(1,158,335)	(1,147,780)

Net decrease in shares - Class B	(56,654)	(94,077)	(1,127,662)	(1,035,053)

Class C Shares:
Sale of shares	18,350	50,673	175,372	366,127
Reinvested shares	—	—	—	—
Shares repurchased	(285,097)	(297,791)	(1,366,746)	(1,469,379)

Net decrease in shares - Class C	(266,747)	(247,118)	(1,191,374)	(1,103,252)

Class Y Shares:
Sale of shares	3,225	7,837	525,836	607,573
Reinvested shares	—	—	—	—
Shares repurchased	(65,375)	(118,025)	(761,586)	(1,030,627)

Net decrease in shares - Class Y	(62,150)	(110,188)	(235,750)	(423,054)

The accompanying notes are an integral part of these financial statements.

Managers Mid-Cap Fund		Managers Large-Cap Fund		Managers Balanced Fund
2004	2003	2004	2003	2004	2003

$(26,289)	$11,875	$(7,410)	$(34,845)	$373,627	$668,591
17,633,981	9,989,664	393,354	(300,477)	2,306,373	(86,727)
(1,928,532)	22,717,764	(25,924)	1,405,924	(86,318)	6,362,325

15,679,160	32,719,303	360,020	1,070,602	2,593,682	6,944,189

—	—	—	—	(38,536)	(87,238)
—	—	—	—	(112,295)	(233,339)
—	—	—	—	(65,894)	(174,928)
—	(11,903)	—	—	(155,217)	(234,379)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	(11,903)	—	—	(371,942)	(729,884)

9,288,357	36,784,920	131,038	135,566	2,279,694	3,691,486
—	11,035	—	—	140,888	328,372
(30,119,048)	(64,027,170)	(1,570,815)	(2,229,322)	(8,921,632)	(16,195,827)

(20,830,691)	(27,231,215)	(1,439,777)	(2,093,756)	(6,501,050)	(12,175,969)

(5,151,531)	5,476,185	(1,079,757)	(1,023,154)	(4,279,310)	(5,961,664)

107,594,407	102,118,222	4,488,356	5,511,510	32,223,300	38,184,964

$102,442,876	$107,594,407	$3,408,599	$4,488,356	$27,943,990	$32,223,300

$—	$—	$2,341	$—	$4,027	$(3,229)

186,734	1,694,026	4,229	14	9,997	268,086
—	—	—	—	1,726	10,792
(368,998)	(1,716,029)	(56,608)	(58,609)	(132,100)	(2,041,177)

(182,264)	(22,003)	(52,379)	(58,595)	(120,377)	(1,762,299)

169,539	142,237	25,009	17,911	70,664	379,892
—	—	—	—	1,723	9,300
(392,271)	(609,715)	(99,300)	(123,890)	(252,690)	(965,668)

(222,732)	(467,478)	(74,291)	(105,979)	(180,303)	(576,476)

110,840	189,402	5,339	7,161	32,316	518,722
—	—	—	—	513	5,246
(443,773)	(754,860)	(74,834)	(191,098)	(286,460)	(1,879,354)

(332,933)	(565,458)	(69,495)	(183,937)	(253,631)	(1,355,386)

391,408	2,482,591	31	597	101,189	635,419
—	1,039	—	—	9,320	35,638
(1,549,581)	(4,492,775)	(37,345)	(60,451)	(166,161)	(1,334,668)

(1,158,173)	(2,009,145)	(37,314)	(59,854)	(55,652)	(663,611)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the years ended December 31,

	Managers Convertible Securities Fund		Managers High Yield Fund		Managers Fixed Income Fund
	2004	2003	2004	2003	2004	2003
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$246,461	$620,813	$4,604,636	$9,155,099	$3,101,417	$4,681,987
Net realized gain (loss) on investments and foreign currency transactions	2,028,211	723,956	5,833,380	1,020,472	1,376,839	3,052,881
Net unrealized appreciation (depreciation) of investments and foreign currency translations	(999,097)	3,413,709	(4,409,511)	20,021,304	(1,042,128)	1,880,216

Net increase (decrease) in net assets resulting from operations	1,275,575	4,758,478	6,028,505	30,196,875	3,436,128	9,615,084

Distributions to Shareholders:
From net investment income:
Class A Shares	(130,511)	(105,991)	(963,249)	(3,441,977)	(304,012)	(551,346)
Class B Shares	(638,784)	(349,797)	(2,221,663)	(2,865,020)	(996,137)	(1,534,976)
Class C Shares	(215,663)	(127,704)	(855,347)	(1,239,756)	(669,346)	(1,197,732)
Class Y Shares	(181,279)	(168,467)	(497,737)	(1,688,171)	(1,239,071)	(1,512,794)
From net realized gain on investments:
Class A Shares	—	—	—	—	—	—
Class B Shares	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—
Class Y Shares	—	—	—	—	—	—

Total distributions to shareholders	(1,166,237)	(751,959)	(4,537,996)	(9,234,924)	(3,208,566)	(4,796,848)

From Capital Share Transactions:
Proceeds from sale of shares	1,155,141	7,791,989	31,204,684	149,982,558	9,943,361	27,291,381
Reinvestment of dividends and distributions	391,338	197,677	1,205,835	3,277,625	1,301,586	1,559,667
Cost of shares repurchased	(5,618,618)	(12,400,846)	(64,494,199)	(190,429,528)	(27,692,595)	(70,372,516)

Net decrease from capital share transactions	(4,072,139)	(4,411,180)	(32,083,680)	(37,169,345)	(16,447,648)	(41,521,468)

Total increase (decrease) in net assets	(3,962,801)	(404,661)	(30,593,171)	(16,207,394)	(16,220,086)	(36,703,232)

Net Assets:
Beginning of year	18,711,647	19,116,308	89,691,385	105,898,779	80,268,148	116,971,380

End of year	$14,748,846	$18,711,647	$59,098,214	$89,691,385	$64,048,062	$80,268,148

End of year undistributed net investment income (loss)	$(294,570)	$475,046	$—	$(121,145)	$21,749	$8,985

Share Transactions:
Class A Shares:
Sale of shares	11,157	137,726	2,247,546	11,027,197	115,777	1,437,724
Reinvested shares	5,435	3,564	63,428	207,031	6,167	11,420
Shares repurchased	(131,858)	(192,796)	(3,313,159)	(14,536,640)	(334,467)	(2,234,687)

Net decrease in shares - Class A	(115,266)	(51,506)	(1,002,185)	(3,302,412)	(212,523)	(785,543)

Class B Shares:
Sale of shares	29,946	70,888	135,783	417,994	91,829	248,859
Reinvested shares	18,613	8,390	35,614	45,530	17,762	24,832
Shares repurchased	(216,206)	(215,240)	(1,249,855)	(1,274,538)	(926,326)	(1,060,013)

Net decrease in shares - Class B	(167,647)	(135,962)	(1,078,458)	(811,014)	(816,735)	(786,322)

Class C Shares:
Sale of shares	40,893	13,195	124,297	494,067	121,227	221,076
Reinvested shares	3,776	2,459	16,951	27,534	6,776	11,884
Shares repurchased	(108,387)	(107,177)	(571,261)	(1,222,910)	(730,587)	(1,887,607)

Net decrease in shares - Class C	(63,718)	(91,523)	(430,013)	(701,309)	(602,584)	(1,654,647)

Class Y Shares:
Sale of shares	28,513	586,416	1,169,852	7,497,362	611,177	707,541
Reinvested shares	9,556	6,314	26,860	135,646	92,933	101,878
Shares repurchased	(78,266)	(766,943)	(2,471,454)	(7,170,779)	(641,029)	(1,610,215)

Net decrease in shares - Class Y	(40,197)	(174,213)	(1,274,742)	462,229	63,081	(800,796)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout the fiscal years ended December 31,

	Managers Science & Technology Fund							Managers 20 Fund
Class A Shares	2004	2003	2002	2001		2000 (a)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$2.12	$1.31	$3.01	$6.94		$10.00		$5.48	$3.51	$6.12	$11.76	$20.68

Income from Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.05)	(0.04)		(0.05)		(0.05)	(0.05)	(0.07)	(0.08)	(0.28)
Net realized and unrealized gain (loss) on investments	0.09	0.84	(1.65)	(3.89)		(3.01)		(0.23)	2.02	(2.54)	(5.56)	(5.22)

Total from investment operations	0.06	0.81	(1.70)	(3.93)		(3.06)		(0.28)	1.97	(2.61)	(5.64)	(5.50)

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—		—		—	—	—	—	(3.42)

Total distributions to shareholders	—	—	—	—		—		—	—	—	—	(3.42)

Net Asset Value, End of Period	$2.18	$2.12	$1.31	$3.01		$6.94		$5.20	$5.48	$3.51	$6.12	$11.76

Total Return [1]	2.83%	61.83%	(56.48)%	(56.63)%		(30.60)%[2]		(5.11)%	56.13%	(42.65)%	(47.96)%	(25.67)%

Ratio of net expenses to average net assets [1]	1.75%	1.75%	1.75%	1.75%		1.75	% [5]	1.75%	1.75%	1.75%	1.67%	1.51%
Ratio of total expenses to average net assets [1]	6.00%	3.74%	2.38%	2.18%		2.17	% [5]	2.07%	1.97%	1.82%	1.67%	1.51%
Ratio of net investment loss to average net assets	(1.16)%	(1.58)%	(1.69)%	(1.50)%		(1.23	)% [3]	(0.74)%	(1.15)%	(1.19)%	(1.19)%	(1.14)%
Portfolio turnover	49%	46%	41%	39%		263	% [2]	35%	9%	9%	8%	449%
Net assets at end of period (000’s omitted)	$659	$1,136	$3,778	$16,077		$19,850		$5,064	$7,956	$8,778	$23,948	$33,439

	Managers Mid-Cap Fund							Managers Large-Cap Fund
Class A Shares	2004	2003	2002	2001		2000		2004	2003	2002	2001	2000 (a)
Net Asset Value, Beginning of Period	$10.36	$7.58	$8.79	$9.86		$16.27		$6.02	$4.78	$6.60	$8.43	$10.00

Income from Investment Operations:
Net investment loss	(0.02)	(0.01)	(0.01)	(0.01)		(0.13)		0.01	(0.02)	(0.07)	(0.06)	(0.00	) [b]
Net realized and unrealized gain (loss) on investments	1.76	2.79	(1.20)	(1.06)		0.40		0.63	1.26	(1.75)	(1.77)	(1.57)

Total from investment operations	1.74	2.78	(1.21)	(1.07)		0.27		0.64	1.24	(1.82)	(1.83)	(1.57)

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	(0.00	) [b]	(6.68)		—	—	—	—	—

Total distributions to shareholders	—	—	—	(0.00)		(6.68)		—	—	—	—	—

Net Asset Value, End of Period	$12.10	$10.36	$7.58	$8.79		$9.86		$6.66	$6.02	$4.78	$6.60	$8.43

Total Return [1]	16.80%	36.68%	(13.77)%	(10.93)%		4.97%		10.63%	25.94%	(27.58)%	(21.71)%	(15.70	)% [2]

Ratio of net expenses to average net assets [1]	1.41%	1.50%	1.50%	1.50%		1.47%		1.42%	1.50%	1.50%	1.50%	1.50	% [3]
Ratio of total expenses to average net assets [1]	1.68%	1.63%	1.59%	1.60%		1.47%		4.73%	3.29%	2.10%	1.96%	2.06	% [3]
Ratio of net investment loss to average net assets	(0.16)%	(0.14)%	(0.09)%	(0.08)%		(0.80)%		0.15%	(0.41)%	(0.64)%	(0.80)%	(0.16	)% [3]
Portfolio turnover	90%	109%	108%	120%		440%		95%	53%	78%	85%	190	% [2]
Net assets at end of period (000’s omitted)	$9,168	$9,741	$7,290	$14,268		$15,210		$576	$837	$945	$9,417	$13,737

Financial Highlights

For a share outstanding throughout the fiscal years ended December 31,

	Managers Balanced Fund					Managers Convertible Securities Fund
Class A Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.42	$8.62	$10.13	$11.08	$13.51	$10.62	$8.63	$9.62	$11.80	$14.93

Income from Investment Operations:
Net investment income (loss)	0.17	0.22	0.24	0.25	0.28	0.32	0.34	0.32	0.30	0.43
Net realized and unrealized gain (loss) on investments	0.81	1.81	(1.49)	(0.96)	0.64	0.59	2.04	(1.02)	(1.63)	(1.08)

Total from investment operations	0.98	2.03	(1.25)	(0.71)	0.92	0.91	2.38	(0.70)	(1.33)	(0.65)

Less Distributions to Shareholders from:
Net investment income	(0.16)	(0.23)	(0.26)	(0.24)	(0.25)	(0.85)	(0.39)	(0.29)	(0.36)	(0.36)
Net realized gain on investments	—	—	—	—	(3.10)	—	—	—	(0.49)	(2.12)

Total distributions to shareholders	(0.16)	(0.23)	(0.26)	(0.24)	(3.35)	(0.85)	(0.39)	(0.29)	(0.85)	(2.48)

Net Asset Value, End of Year	$11.24	$10.42	$8.62	$10.13	$11.08	$10.68	$10.62	$8.63	$9.62	$11.80

Total Return[1]	9.45%	23.85%	(12.47)%	(6.37)%	7.29%	8.89%	28.14%	(7.24)%	(11.27)%	(3.56)%

Ratio of net expenses to average net assets[1]	1.47%	1.50%	1.50%	1.50%	1.50%	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of total expenses to average net assets[1]	2.05%	1.73%	1.68%	1.68%	1.74%	2.47%	2.09%	1.98%	1.90%	1.70%
Ratio of net investment income (loss) to average net assets	1.46%	2.21%	2.62%	2.43%	1.92%	1.90%	3.40%	3.50%	3.15%	2.49%
Portfolio turnover	85%	91%	183%	226%	386%	96%	146%	185%	280%	187%
Net assets at end of year (000’s omitted)	$2,366	$3,448	$4,205	$22,802	$24,311	$1,484	$2,700	$2,639	$4,482	$15,022

	Managers High Yield Fund					Managers Fixed Income Fund
Class A Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.46	$7.08	$7.76	$8.20	$10.00	$10.56	$10.05	$10.14	$9.94	$9.60

Income from Investment Operations:
Net investment income (loss)	0.67	0.64	0.80	0.79	0.81	0.49	0.52	0.56	0.55	0.62
Net realized and unrealized gain (loss) on investments	0.19	1.39	(0.70)	(0.41)	(1.83)	0.07	0.53	(0.06)	0.30	0.33

Total from investment operations	0.86	2.03	0.10	0.38	(1.02)	0.56	1.05	0.50	0.85	0.95

Less Distributions to Shareholders from:
Net investment income	(0.65)	(0.65)	(0.78)	(0.82)	(0.78)	(0.50)	(0.54)	(0.59)	(0.55)	(0.61)
Net realized gain on investments	—	—	—	—	—	—	—	—	(0.10)	—

Total distributions to shareholders	(0.65)	(0.65)	(0.78)	(0.82)	(0.78)	(0.50)	(0.54)	(0.59)	(0.65)	(0.61)

Net Asset Value, End of Year	$8.67	$8.46	$7.08	$7.76	$8.20	$10.62	$10.56	$10.05	$10.14	$9.94

Total Return[1]	10.62%	29.73%	1.85%	4.78%	(10.74)%	5.44%	10.67%	5.11%	8.66%	10.30%

Ratio of net expenses to average net assets[1]	1.40%	1.40%	1.40%	1.40%	1.40%	1.02%	1.10%	1.10%	1.13%	1.25%
Ratio of total expenses to average net assets[1]	1.72%	1.63%	1.61%	1.61%	1.58%	1.48%	1.33%	1.32%	1.33%	1.44%
Ratio of net investment income (loss) to average net assets	7.68%	8.10%	10.86%	9.95%	8.43%	4.56%	5.02%	5.73%	5.44%	6.42%
Portfolio turnover	74%	138%	229%	197%	256%	79%	315%	438%	744%	342%
Net assets at end of year (000’s omitted)	$16,612	$24,693	$44,059	$27,712	$19,689	$5,723	$7,936	$15,455	$65,303	$32,693

Financial Highlights

For a share outstanding throughout the fiscal years ended December 31,

	Managers Science & Technology Fund					Managers 20 Fund
Class B Shares	2004	2003	2002	2001	2000 (a)	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$2.09	$1.30	$2.98	$6.93	$10.00	$5.27	$3.39	$5.95	$11.48	$20.40

Income from Investment Operations:
Net investment income (loss)	(0.04)	(0.04)	(0.06)	(0.07)	(0.05)	(0.08)	(0.07)	(0.10)	(0.13)	(0.39)
Net realized and unrealized gain (loss) on investments	0.09	0.83	(1.62)	(3.88)	(3.02)	(0.21)	1.95	(2.46)	(5.40)	(5.11)

Total from investment operations	0.05	0.79	(1.68)	(3.95)	(3.07)	(0.29)	1.88	(2.56)	(5.53)	(5.50)

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—	—	—	—	—	—	(3.42)

Total distributions to shareholders	—	—	—	—	—	—	—	—	—	(3.42)

Net Asset Value, End of Period	$2.14	$2.09	$1.30	$2.98	$6.93	$4.98	$5.27	$3.39	$5.95	$11.48

Total Return[1]	2.39%	60.77%	(56.38)%	(57.00)%	(30.70)% [2]	(5.50)%	55.46%	(43.03)%	(48.17)%	(25.99)%

Ratio of net expenses to average net assets[1]	2.25%	2.25%	2.25%	2.25%	2.25% [3]	2.25%	2.25%	2.25%	2.17%	2.01%
Ratio of total expenses to average net assets[1]	6.71%	4.24%	2.88%	2.68%	2.67% [3]	2.57%	2.47%	2.32%	2.17%	2.01%
Ratio of net investment income (loss) to average net assets	(1.63)%	(2.08)%	(2.19)%	(2.00)%	(1.73)% [3]	(1.24)%	(1.65)%	(1.69)%	(1.69)%	(1.64)%
Portfolio turnover	49%	46%	41%	39%	263% [2]	35%	9%	9%	8%	449%
Net assets at end of period (000’s omitted)	$566	$674	$540	$2,348	$4,699	$13,007	$19,724	$16,197	$46,136	$89,044

	Managers Mid-Cap Fund					Managers Large-Cap Fund
Class B Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000 (a)
Net Asset Value, Beginning of Period	$9.98	$7.33	$8.54	$9.63	$16.13	$5.91	$4.72	$6.55	$8.41	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.07)	(0.05)	(0.06)	(0.05)	(0.20)	(0.02)	(0.05)	(0.10)	(0.08)	(0.01)[b]
Net realized and unrealized gain (loss) on investments	1.68	2.70	(1.15)	(1.04)	0.38	0.61	1.24	(1.73)	(1.78)	(1.58)

Total from investment operations	1.61	2.65	(1.21)	(1.09)	0.18	0.59	1.19	(1.83)	(1.86)	(1.59)

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	(0.00)[b]	(6.68)	—	—	—	—	—

Total distributions to shareholders	—	—	—	(0.00)	(6.68)	—	—	—	—	—

Net Asset Value, End of Period	$11.59	$9.98	$7.33	$8.54	$9.63	$6.50	$5.91	$4.72	$6.55	$8.41

Total Return[1]	16.13%	36.15%	(14.17)%	(11.30)%	4.44%	9.98%	25.21%	(27.94)%	(22.12)%	(15.90)%[2]

Ratio of net expenses to average net assets[1]	1.90%	2.00%	2.00%	2.00%	1.97%	1.91%	2.00%	2.00%	2.00%	2.00%[3]
Ratio of total expenses to average net assets[1]	2.18%	2.13%	2.09%	2.10%	1.97%	5.22%	3.79%	2.60%	2.46%	2.56%[3]
Ratio of net investment income (loss) to average net assets	(0.67)%	(0.64)%	(0.59)%	(0.58)%	(1.30)%	(0.34)%	(0.91)%	(1.14)%	(1.30)%	(0.66)%[3]
Portfolio turnover	90%	109%	108%	120%	440%	95%	53%	78%	85%	190%[2]
Net assets at end of period (000’s omitted)	$17,226	$17,052	$15,956	$22,075	$19,621	$1,726	$2,008	$2,102	$5,439	$8,096

Financial Highlights

For a share outstanding throughout the fiscal years ended December 31,

	Managers Balanced Fund					Managers Convertible Securities Fund
Class B Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.26	$8.49	$9.98	$10.92	$13.38	$10.55	$8.58	$9.56	$11.74	$14.88

Income from Investment Operations:
Net investment income (loss)	0.34	0.16	0.18	0.20	0.19	0.32	0.28	0.27	0.24	0.34
Net realized and unrealized gain (loss) on investments	0.80	1.79	(1.45)	(0.94)	0.66	0.71	2.03	(1.00)	(1.63)	(1.07)

Total from investment operations	1.14	1.95	(1.27)	(0.74)	0.85	1.03	2.31	(0.73)	(1.39)	(0.73)

Less Distributions to Shareholders from:
Net investment income	(0.34)	(0.18)	(0.22)	(0.20)	(0.21)	(0.91)	(0.34)	(0.25)	(0.30)	(0.29)
Net realized gain on investments	—	—	—	—	(3.10)	—	—	—	(0.49)	(2.12)

Total distributions to shareholders	(0.34)	(0.18)	(0.22)	(0.20)	(3.31)	(0.91)	(0.34)	(0.25)	(0.79)	(2.41)

Net Asset Value, End of Year	$11.06	$10.26	$8.49	$9.98	$10.92	$10.67	$10.55	$8.58	$9.56	$11.74

Total Return[1]	11.11%	23.42%	(12.89)%	(6.79)%	6.79%	9.79%	27.46%	(7.61)%	(11.77)%	(4.07)%

Ratio of net expenses to average net assets[1]	1.97%	2.00%	2.00%	2.00%	2.00%	2.05%	2.05%	2.05%	2.05%	2.05%
Ratio of total expenses to average net assets[1]	2.57%	2.23%	2.18%	2.18%	2.24%	3.02%	2.59%	2.48%	2.40%	2.20%
Ratio of net investment income (loss) to average net assets	0.97%	1.71%	2.12%	1.93%	1.42%	1.35%	2.90%	3.00%	2.65%	1.99%
Portfolio turnover	85%	91%	183%	226%	386%	96%	146%	185%	280%	187%
Net assets at end of year (000’s omitted)	$11,090	$12,134	$12,345	$20,279	$13,958	$8,496	$10,173	$9,438	$17,903	$30,872

	Managers High Yield Fund					Managers Fixed Income Fund
Class B Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.40	$7.04	$7.71	$8.16	$9.97	$10.51	$10.02	$10.10	$9.91	$9.59

Income from Investment Operations:
Net investment income (loss)	0.60	0.60	0.75	0.76	0.73	0.43	0.48	0.50	0.51	0.58
Net realized and unrealized gain (loss) on investments	0.21	1.38	(0.67)	(0.43)	(1.80)	0.07	0.50	(0.04)	0.29	0.32

Total from investment operations	0.81	1.98	0.08	0.33	(1.07)	0.50	0.98	0.46	0.80	0.90

Less Distributions to Shareholders from:
Net investment income	(0.61)	(0.62)	(0.75)	(0.78)	(0.74)	(0.45)	(0.49)	(0.54)	(0.51)	(0.58)
Net realized gain on investments	—	—	—	—	—	—	—	—	(0.10)	—

Total distributions to shareholders	(0.61)	(0.62)	(0.75)	(0.78)	(0.74)	(0.45)	(0.49)	(0.54)	(0.61)	(0.58)

Net Asset Value, End of Year	$8.60	$8.40	$7.04	$7.71	$8.16	$10.56	$10.51	$10.02	$10.10	$9.91

Total Return[1]	10.07%	29.01%	1.49%	4.17%	(11.31)%	4.90%	10.09%	4.64%	8.16%	9.74%

Ratio of net expenses to average net assets[1]	1.90%	1.90%	1.90%	1.90%	1.90%	1.54%	1.60%	1.60%	1.60%	1.60%
Ratio of total expenses to average net assets[1]	2.27%	2.13%	2.11%	2.11%	2.08%	1.99%	1.84%	1.82%	1.80%	1.79%
Ratio of net investment income (loss) to average net assets	7.18%	7.60%	10.36%	9.45%	7.93%	4.04%	4.52%	5.23%	4.98%	6.07%
Portfolio turnover	74%	138%	229%	197%	256%	79%	315%	438%	744%	342%
Net assets at end of year (000’s omitted)	$27,287	$35,695	$35,654	$48,857	$41,319	$20,063	$28,560	$35,087	$38,793	$9,340

Financial Highlights

For a share outstanding throughout the fiscal years ended December 31,

	Managers Science & Technology Fund					Managers 20 Fund
Class C Shares	2004	2003	2002	2001	2000 (a)	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$2.10	$1.30	$2.99	$6.92	$10.00	$5.29	$3.40	$5.98	$11.52	$20.46

Income from Investment Operations:
Net investment income (loss)	(0.05)	(0.04)	(0.06)	(0.06)	(0.05)	(0.08)	(0.07)	(0.10)	(0.12)	(0.39)
Net realized and unrealized gain (loss) on investments	0.09	0.84	(1.63)	(3.87)	(3.03)	(0.21)	1.96	(2.48)	(5.42)	(5.13)

Total from investment operations	0.04	0.80	(1.69)	(3.93)	(3.08)	(0.29)	1.89	(2.58)	(5.54)	(5.52)

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—	—	—	—	—	—	(3.42)

Total distributions to shareholders	—	—	—	—	—	—	—	—	—	(3.42)

Net Asset Value, End of Period	$2.14	$2.10	$1.30	$2.99	$6.92	$5.00	$5.29	$3.40	$5.98	$11.52

Total Return[1]	1.90%	61.54%	(56.52)%	(56.79)%	(30.80)% [2]	(5.48)%	55.13%	(42.98)%	(48.09)%	(26.02)%

Ratio of net expenses to average net assets[1]	2.25%	2.25%	2.25%	2.25%	2.25% [3]	2.25%	2.25%	2.25%	2.17%	2.01%
Ratio of total expenses to average net assets[1]	6.46%	4.24%	2.88%	2.68%	2.67% [3]	2.57%	2.47%	2.32%	2.17%	2.01%
Ratio of net investment income (loss) to average net assets	(1.71)%	(2.08)%	(2.19)%	(2.00)%	(1.73)% [3]	(1.24)%	(1.65)%	(1.69)%	(1.69)%	(1.64)%
Portfolio turnover	49%	46%	41%	39%	263% [2]	35%	9%	9%	8%	449%
Net assets at end of period (000’s omitted)	$943	$1,483	$1,240	$4,684	$5,122	$11,073	$18,038	$15,359	$40,383	$64,272

	Managers Mid-Cap Fund					Managers Large-Cap Fund
Class C Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000 (a)
Net Asset Value, Beginning of Period	$9.99	$7.34	$8.55	$9.63	$16.12	$5.92	$4.72	$6.56	$8.42	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.08)	(0.05)	(0.06)	(0.04)	(0.20)	(0.03)	(0.05)	(0.10)	(0.10)	(0.01)[b]
Net realized and unrealized gain (loss) on investments	1.69	2.70	(1.15)	(1.04)	0.39	0.62	1.25	(1.74)	(1.76)	(1.57)

Total from investment operations	1.61	2.65	(1.21)	(1.08)	0.19	0.59	1.20	(1.84)	(1.86)	(1.58)

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	(0.00) [b]	(6.68)	—	—	—	—	—

Total distributions to shareholders	—	—	—	(0.00)	(6.68)	—	—	—	—	—

Net Asset Value, End of Period	$11.60	$9.99	$7.34	$8.55	$9.63	$6.51	$5.92	$4.72	$6.56	$8.42

Total Return[1]	16.12%	36.10%	(14.15)%	(11.19)%	4.51%	9.97%	25.42%	(28.05)%	(22.09)%	(15.80)%[2]

Ratio of net expenses to average net assets[1]	1.91%	2.00%	2.00%	2.00%	1.97%	1.92%	2.00%	2.00%	2.00%	2.00%[3]
Ratio of total expenses to average net assets[1]	2.18%	2.13%	2.09%	2.10%	1.97%	5.11%	3.79%	2.60%	2.46%	2.56%[3]
Ratio of net investment income (loss) to average net assets	(0.67)%	(0.64)%	(0.59)%	(0.57)%	(1.30)%	(0.39)%	(0.91)%	(1.14)%	(1.30)%	(0.66)%[3]
Portfolio turnover	90%	109%	108%	120%	440%	95%	53%	78%	85%	190%[2]
Net assets at end of period (000’s omitted)	$15,393	$16,576	$16,329	$20,055	$13,793	$913	$1,241	$1,858	$4,825	$7,513

Financial Highlights

For a share outstanding throughout the fiscal years ended December 31,

	Managers Balanced Fund					Managers Convertible Securities Fund
Class C Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.35	$8.56	$10.06	$11.01	$13.46	$10.59	$8.61	$9.60	$11.78	$14.91

Income from Investment Operations:
Net investment income (loss)	0.11	0.16	0.18	0.19	0.19	0.17	0.29	0.28	0.24	0.34
Net realized and unrealized gain (loss) on investments	0.81	1.81	(1.46)	(0.94)	0.66	0.68	2.03	(1.02)	(1.63)	(1.06)

Total from investment operations	0.92	1.97	(1.28)	(0.75)	0.85	0.85	2.32	(0.74)	(1.39)	(0.72)

Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.18)	(0.22)	(0.20)	(0.20)	(0.73)	(0.34)	(0.25)	(0.30)	(0.29)
Net realized gain on investments	—	—	—	—	(3.10)	—	—	—	(0.49)	(2.12)

Total distributions to shareholders	(0.11)	(0.18)	(0.22)	(0.20)	(3.30)	(0.73)	(0.34)	(0.25)	(0.79)	(2.41)

Net Asset Value, End of Year	$11.16	$10.35	$8.56	$10.06	$11.01	$10.71	$10.59	$8.61	$9.60	$11.78

Total Return [1]	8.88%	23.38%	(12.94)%	(6.77)%	6.79%	8.36%	27.47%	(7.68)%	(11.72)%	(3.99)%

Ratio of net expenses to average net assets [1]	1.97%	2.00%	2.00%	2.00%	2.00%	2.05%	2.05%	2.05%	2.05%	2.05%
Ratio of total expenses to average net assets [1]	2.56%	2.23%	2.18%	2.18%	2.24%	3.01%	2.59%	2.48%	2.40%	2.20%
Ratio of net investment income (loss) to average net assets	0.97%	1.71%	2.12%	1.93%	1.42%	1.36%	2.90%	3.00%	2.65%	1.99%
Portfolio turnover	85%	91%	183%	226%	386%	96%	146%	185%	280%	187%
Net assets at end of year (000’s omitted)	$6,377	$8,537	$13,026	$28,946	$8,487	$2,941	$3,583	$3,701	$7,417	$11,919

	Managers High Yield Fund					Managers Fixed Income Fund
Class C Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.39	$7.03	$7.70	$8.15	$9.95	$10.58	$10.07	$10.15	$9.95	$9.63

Income from Investment Operations:
Net investment income (loss)	0.60	0.60	0.75	0.75	0.73	0.43	0.47	0.50	0.51	0.58
Net realized and unrealized gain (loss) on investments	0.21	1.37	(0.67)	(0.42)	(1.79)	0.07	0.52	(0.04)	0.30	0.32

Total from investment operations	0.81	1.97	0.08	0.33	(1.06)	0.50	0.99	0.46	0.81	0.90

Less Distributions to Shareholders from:
Net investment income	(0.61)	(0.61)	(0.75)	(0.78)	(0.74)	(0.45)	(0.48)	(0.54)	(0.51)	(0.58)
Net realized gain on investments	—	—	—	—	—	—	—	—	(0.10)	—

Total distributions to shareholders	(0.61)	(0.61)	(0.75)	(0.78)	(0.74)	(0.45)	(0.48)	(0.54)	(0.61)	(0.58)

Net Asset Value, End of Year	$8.59	$8.39	$7.03	$7.70	$8.15	$10.63	$10.58	$10.07	$10.15	$9.95

Total Return [1]	10.08%	29.04%	1.49%	4.18%	(11.22)%	4.85%	10.11%	4.69%	8.26%	9.69%

Ratio of net expenses to average net assets [1]	1.90%	1.90%	1.90%	1.90%	1.90%	1.54%	1.60%	1.60%	1.60%	1.60%
Ratio of total expenses to average net assets [1]	2.27%	2.13%	2.11%	2.11%	2.08%	1.99%	1.84%	1.82%	1.80%	1.79%
Ratio of net investment income (loss) to average net assets	7.17%	7.60%	10.36%	9.45%	7.93%	4.04%	4.52%	5.23%	4.98%	6.07%
Portfolio turnover	74%	138%	229%	197%	256%	79%	315%	438%	744%	342%
Net assets at end of year (000’s omitted)	$10,474	$13,833	$16,538	$25,532	$18,645	$13,703	$20,009	$35,719	$57,239	$5,171

Financial Highlights

For a share outstanding throughout the fiscal years ended December 31,

	Managers Science & Technology Fund							Managers 20 Fund
Class Y Shares	2004	2003	2002	2001		2000 (a)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$2.17	$1.33	$3.03	$6.96		$10.00		$5.54	$3.53	$6.13	$11.70	$20.49

Income from Investment Operations:
Net investment income (loss)	(0.02)	(0.02)	(0.03)	(0.04)		(0.02)		(0.01)	(0.01)	(0.04)	(0.05)	(0.16)
Net realized and unrealized gain (loss) on investments	0.08	0.86	(1.67)	(3.89)		(3.02)		(0.25)	2.02	(2.56)	(5.52)	(5.21)

Total from investment operations	0.06	0.84	(1.70)	(3.93)		(3.04)		(0.26)	2.01	(2.60)	(5.57)	(5.37)

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—		—		—	—	—	—	(3.42)

Total distributions to shareholders	—	—	—	—		—		—	—	—	—	(3.42)

Net Asset Value, End of Period	$2.23	$2.17	$1.33	$3.03		$6.96		$5.28	$5.54	$3.53	$6.13	$11.70

Total Return [1]	2.76%	63.16%	(56.11)%	(56.47)%		(30.40	)% [2]	(4.69)%	56.94%	(42.41)%	(47.61)%	(25.23)%

Ratio of net expenses to average net assets[1]	1.25%	1.25%	1.25%	1.25%		1.25	% [3]	1.25%	1.25%	1.25%	1.17%	1.01%
Ratio of total expenses to average net assets[1]	5.58%	3.24%	1.88%	1.68%		1.67	% [3]	1.59%	1.47%	1.32%	1.17%	1.01%
Ratio of net investment income (loss) to average net assets	(0.66)%	(1.08)%	(1.19)%	(1.00)%		(0.73	)% [3]	(0.19)%	(0.65)%	(0.69)%	(0.69)%	(0.64)%
Portfolio turnover	49%	46%	41%	39%		263	% [2]	35%	9%	9%	8%	449%
Net assets at end of period (000’s omitted)	$140	$271	$313	$1,080		$2,242		$8,487	$10,206	$7,988	$20,149	$30,401

	Managers Mid-Cap Fund							Managers Large-Cap Fund
Class Y Shares	2004	2003	2002	2001		2000		2004	2003	2002	2001	2000 (a)
Net Asset Value, Beginning of Period	$10.82	$7.87	$9.09	$10.16		$16.47		$6.11	$4.83	$6.65	$8.45	$10.00

Income from Investment Operations:
Net investment income (loss)	0.04	0.03	0.04	0.03		(0.05)		0.08	0.01	(0.04)	(0.01)	0.00 [b]
Net realized and unrealized gain (loss) on investments	1.84	2.92	(1.25)	(1.09)		0.42		0.60	1.27	(1.78)	(1.79)	(1.55)

Total from investment operations	1.88	2.95	(1.21)	(1.06)		0.37		0.68	1.28	(1.82)	(1.80)	(1.55)

Less Distributions to Shareholders from:
Net investment income (loss)	—	—	(0.01)	(0.01)		—		—	—	—	—	—
Net realized gain on investments	—	—	—	(0.00	) [b]	(6.68)		—	—	—	—	—

Total distributions to shareholders	—	—	(0.01)	(0.01)		(6.68)		—	—	—	—	—

Net Asset Value, End of Period	$12.70	$10.82	$7.87	$9.09		$10.16		$6.79	$6.11	$4.83	$6.65	$8.45

Total Return [1]	17.37%	37.51%	(13.33)%	(10.38)%		5.51%		11.13%	26.50%	(27.37)%	(21.30)%	(15.50	)% [2]

Ratio of net expenses to average net assets [1]	0.90%	1.00%	1.00%	1.00%		0.97%		0.91%	1.00%	1.00%	1.00%	1.00	% [3]
Ratio of total expenses to average net assets [1]	1.18%	1.13%	1.09%	1.10%		0.97%		4.12%	2.79%	1.60%	1.46%	1.56	% [3]
Ratio of net investment income (loss) to average net assets	0.33%	0.36%	0.41%	0.42%		(0.30)%		0.64%	0.09%	(0.14)%	(0.30)%	0.34	% [3]
Portfolio turnover	90%	109%	108%	120%		440%		95%	53%	78%	85%	190	% [2]
Net assets at end of period (000’s omitted)	$60,656	$64,225	$62,544	$87,671		$106,512		$193	$402	$606	$2,064	$1,268

Financial Highlights

For a share outstanding throughout the fiscal years ended December 31,

	Managers Balanced Fund					Managers Convertible Securities Fund
Class Y Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.50	$8.68	$10.22	$11.17	$13.59	$10.63	$8.64	$9.62	$11.81	$14.94

Income from Investment Operations:
Net investment income (loss)	0.21	0.27	0.28	0.31	0.34	0.25	0.37	0.36	0.35	0.51
Net realized and unrealized gain (loss) on investments	0.83	1.83	(1.50)	(0.96)	0.66	0.71	2.05	(1.01)	(1.64)	(1.08)

Total from investment operations	1.04	2.10	(1.22)	(0.65)	1.00	0.96	2.42	(0.65)	(1.29)	(0.57)

Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.28)	(0.32)	(0.30)	(0.32)	(0.96)	(0.43)	(0.33)	(0.41)	(0.44)
Net realized gain on investments	—	—	—	—	(3.10)	—	—	—	(0.49)	(2.12)

Total distributions to shareholders	(0.21)	(0.28)	(0.32)	(0.30)	(3.42)	(0.96)	(0.43)	(0.33)	(0.90)	(2.56)

Net Asset Value, End of Year	$11.33	$10.50	$8.68	$10.22	$11.17	$10.63	$10.63	$8.64	$9.62	$11.81

Total Return [1]	10.04%	24.51%	(12.06)%	(5.83)%	7.82%	9.39%	28.73%	(6.70)%	(10.87)%	(3.04)%

Ratio of net expenses to average net assets [1]	0.97%	1.00%	1.00%	1.00%	1.00%	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of total expenses to average net assets [1]	1.57%	1.23%	1.18%	1.18%	1.24%	2.01%	1.59%	1.48%	1.40%	1.20%
Ratio of net investment income (loss) to average net assets	1.98%	2.71%	3.12%	2.93%	2.42%	2.35%	3.90%	4.00%	3.65%	2.99%
Portfolio turnover	85%	91%	183%	226%	386%	96%	146%	185%	280%	187%
Net assets at end of year (000’s omitted)	$8,111	$8,104	$8,609	$16,912	$15,784	$1,828	$2,255	$3,338	$5,475	$9,787

	Managers High Yield Fund					Managers Fixed Income Fund
Class Y Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.52	$7.13	$7.79	$8.24	$10.03	$10.61	$10.10	$10.17	$9.98	$9.64

Income from Investment Operations:
Net investment income (loss)	0.73	0.68	0.84	0.82	0.90	0.54	0.58	0.61	0.61	0.69
Net realized and unrealized gain (loss) on investments	0.18	1.40	(0.68)	(0.41)	(1.86)	0.07	0.52	(0.04)	0.28	0.32

Total from investment operations	0.91	2.08	0.16	0.41	(0.96)	0.61	1.10	0.57	0.89	1.01

Less Distributions to Shareholders from:
Net investment income	(0.69)	(0.69)	(0.82)	(0.86)	(0.83)	(0.56)	(0.59)	(0.64)	(0.60)	(0.67)
Net realized gain on investments	—	—	—	—	—	—	—	—	(0.10)	—

Total distributions to shareholders	(0.69)	(0.69)	(0.82)	(0.86)	(0.83)	(0.56)	(0.59)	(0.64)	(0.70)	(0.67)

Net Asset Value, End of Year	$8.74	$8.52	$7.13	$7.79	$8.24	$10.66	$10.61	$10.10	$10.17	$9.98

Total Return [1]	10.69%	30.30%	2.64%	5.15%	(10.14)%	5.99%	11.17%	5.75%	9.20%	10.96%

Ratio of net expenses to average net assets[1]	0.90%	0.90%	0.90%	0.90%	0.90%	0.50%	0.60%	0.60%	0.60%	0.60%
Ratio of total expenses to average net assets[1]	1.26%	1.13%	1.11%	1.11%	1.08%	0.97%	0.84%	0.82%	0.80%	0.79%
Ratio of net investment income (loss) to average net assets	8.00%	8.60%	11.36%	10.45%	8.93%	5.09%	5.52%	6.23%	5.98%	7.07%
Portfolio turnover	74%	138%	229%	197%	256%	79%	315%	438%	744%	342%
Net assets at end of year (000’s omitted)	$4,725	$15,469	$9,648	$11,913	$7,388	$24,559	$23,763	$30,711	$48,376	$27,189

Notes to Financial Highlights

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	See Note 1(c) of “Notes to Financial Statements.”

[2]	Not Annualized.

[3]	Annualized.

(a)	Commencement of operations was July 1, 2000.

(b)	Amount calculated is less than $0.005 per share.

Notes to Financial Statements

December 31, 2004

(1) Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report are; Managers Science & Technology Fund (“Science & Technology”), formerly Conseco Science & Technology Fund, Managers 20 Fund (“20 Fund”), formerly Conseco 20 Fund, Managers Mid-Cap Fund (“Mid-Cap”), formerly Conseco Equity Fund, Managers Large-Cap Fund (“Large-Cap”), formerly Conseco Large-Cap Fund, Managers Balanced Fund (“Balanced”), formerly Conseco Balanced Fund, Managers Convertible Securities Fund (“Convertible Securities”), formerly Conseco Convertible Securities Fund, Managers High Yield Fund (“High Yield”), formerly Conseco High Yield Fund and Managers Fixed Income Fund (“Fixed Income”), formerly Conseco Fixed Income Fund, collectively the “Funds.” The former Funds will be referred to herein collectively as “the former Conseco Funds.”

The Funds each offer four classes of shares: Class A, Class B, Class C and Class Y. Sales of Class A and Class C shares may be subject to a front-end sales charge. Redemptions of Class B and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the offering price or net asset value at time of sale, whichever is less). Class Y shares are available with no sales charge to certain institutional investors and qualifying individual investors. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a) Valuation of Investments

Equity securities traded on a domestic or international securities exchange are generally valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available, lacking any sales, over-the-counter securities, are valued at the last quoted bid price. Under certain circumstances, the value of a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) the Investment Manager determines that a market quotation is inaccurate, or (4) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV.

Fixed-income securities are valued based on evaluations furnished by independent pricing services that reflect the evaluated bid price of such securities, except that for the Balanced, Convertible Securities, High Yield and Fixed Income Funds, fixed-income securities are valued based on evaluations that reflect the mean between bid and asked prices. Some of these pricing services utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETFs, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

(b) Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization

Notes to Financial Statements (continued)

of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the year ended December 31, 2004, under these arrangements the amount by which the Fund’s expenses were reduced and the impact on the expense ratios were as follows: Science & Technology - $147; Mid-Cap - $98,407 or 0.09%; Large-Cap - $3,374 or 0.08% and Balanced - $9,224 or 0.03%.

Each of the Funds has a “balance credit” arrangement with The Bank of New York (“BNY”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 1 % below the effective 90 day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. Prior to April 1, 2004, the former Conseco Funds participated in a similar program offered by BNY. For the year ended December 31, 2004, the custodian expense for the Funds was not reduced under either of these arrangements.

Managers Investment Group LLC (formerly The Managers Funds LLC) (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the Investment Manager for the Funds, has contractually agreed, through at least April 30, 2005, to waive fees and pay or reimburse expenses to the extent that the total operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Funds exceed the following percentages of each Fund’s average daily net assets.

Fund	Class A	Class B	Class C	Class Y
Science & Technology	1.75%	2.25%	2.25%	1.25%
20 Fund	1.75%	2.25%	2.25%	1.25%
Mid-Cap	1.50%	2.00%	2.00%	1.00%
Large-Cap	1.50%	2.00%	2.00%	1.00%
Balanced	1.50%	2.00%	2.00%	1.00%
Convertible Securities	1.55%	2.05%	2.05%	1.05%
High Yield	1.40%	1.90%	1.90%	0.90%
Fixed Income *	0.99%	1.49%	1.49%	0.49%

*	Rate change effective April 1, 2004. Prior to this date rates were 1.10%, 1.60%, 1.60% and 0.60%, respectively.

As of April 1, 2004, each Fund may be obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the above percentages, based on the Fund’s average daily net assets. (Prior to April 1, 2004, each of the Funds had a similar waiver/reimbursement agreement with the former Investment Manager, 40/86 Advisors, Inc. (“40/86 Advisors”).

For the period April 1, 2004 through December 31, 2004, the cumulative amount of reimbursement for Science & Technology, 20 Fund, Mid-Cap, Large-Cap, Balanced, Convertible Securities, High Yield and Fixed Income equaled $102,501, $134,138, $128,796, $107,204, $137,100, $130,341, $188,979 and $267,858, respectively. Effective with the reorganization, each Fund’s reimbursement available for recoupment prior to April 1, 2004 was forfeited by the, former investment manager, 40/86 Advisors.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses exclude the impact of expense reimbursements and expense offsets such as brokerage recapture credits but includes non-reimbursable expenses such as interest and taxes, if any.

(d) Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually for Science & Technology, 20 Fund, Mid-Cap and Large-Cap Funds. Dividends resulting from net investment income, if any, normally will be declared and paid monthly for Convertible Securities, High Yield and Fixed Income Funds. Dividends resulting from net investment income, if any, normally will be declared and paid quarterly for Balanced Fund. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. The tax character of distributions paid during 2004 were as follows:

Notes to Financial Statements (continued)

	Science & Technology		20 Fund		Mid-Cap		Large-Cap
	2004	2003	2004	2003	2004	2003	2004	2003
Distributions paid from:
Ordinary income	$—	$—	$—	$—	$—	$11,903	$—	$—
Short-term capital gains	—	—	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—	—	—

	$—	$—	$—	$—	$—	$11,903	$—	$—

As a % of distributions paid:
Qualified ordinary income	—	—	—	—	—	—	—	—
Ordinary income - dividends received deduction	—	—	—	—	—	100.00%	—	—

	Balanced		Convertible Securities		High Yield		Fixed Income
	2004	2003	2004	2003	2004	2003	2004	2003
Distributions paid from:
Ordinary income	$371,942	$729,884	$1,166,237	$751,959	$4,537,996	$9,234,924	$3,208,566	$4,796,848
Short-term capital gains	—	—	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—	—	—

	$371,942	$729,884	$1,166,237	$751,959	$4,537,996	$9,234,924	$3,208,566	$4,796,848

As a % of distributions paid:
Qualified ordinary income	86.22%	48.60%	24.28%	4.90%	—	4.70%	—	—
Ordinary income - dividends received deduction	100.00%	53.70%	23.97%	18.80%	—	4.70%	—	—

As of December 31, 2004, the components of distributable earnings (excluding unrealized appreciation/depreciation)

on a tax basis consisted of:

	Science & Technology	20 Fund	Mid-Cap	Large-Cap	Balanced	Convertible Securities	HighYield	Fixed Income
Capital loss carryforward	$(47,884,386)	$(218,372,888)	$(30,117,764)	$(16,162,750)	$(22,213,677)	$(12,637,086)	$(21,204,835)	$(3,668,259)
Undistributed ordinary income	—	—	—	2,179	1,526	—	—	22,756
Undistributed short-term capital gains	—	—	—	—	—	—	—	—
Undistributed long-term capital gains	—	—	—	—	—	—	—	—

	$(47,884,386)	$(218,372,888)	$(30,117,764)	$(16,160,571)	$(22,212,151)	$(12,637,086)	$(21,204,835)	$(3,645,503)

Pursuant to section 852 of the Internal Revenue Code, there were no long-term capital gain designations for the taxable year ended December 31, 2004.

(e) Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) Capital Loss Carryovers

As of December 31, 2004, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires Dec. 31.
Science & Technology	$1,075,374	2007
	13,751,410	2008
	26,449,050	2009
	4,095,608	2010
	1,908,636	2011
	604,308	2012

20 Fund	77,079,380	2008
	79,991,018	2009
	40,035,261	2010
	10,219,945	2011
	11,047,284	2012

Notes to Financial Statements (continued)

Mid-Cap	20,511,718	2008
	9,606,046	2009

Large-Cap	8,630,134	2008
	6,822,200	2009
	706,319	2010
	4,097	2011

Balanced	6,955,113	2009
	13,683,503	2010
	1,575,061	2011

Convertible Securities	6,114,277	2009
	6,522,809	2010

High Yield	7,819,543	2008
	6,618,233	2009
	6,767,059	2010

Fixed Income	3,668,259	2010

(g) Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2004, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds:

Fund	Class A	Class B	Class C	Class Y
Science & Technology	1 owns 43%	1 owns 58%	2 own 50%	1 own 85%
20 Fund	1 owns 39%	1 owns 61%	1 owns 56%	2 own 47%
Mid-Cap	2 own 57%	1 owns 58%	1 owns 75%	1 owns 88%
Large-Cap	1 owns 85%	2 own 67%	1 owns 82%	1 owns 95%
Balanced	2 own 68%	1 owns 74%	1 owns 82%	1 owns 87%
Convertible Securities	1 owns 56%	2 own 70%	1 owns 72%	2 own 93%
High Yield	1 own 61%	1 owns 69%	1 owns 71%	2 own 80%
Fixed Income	2 own 63%	1 owns 71%	1 owns 84%	2 own 78%

(h) Repurchase Agreements

Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(i) Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2) Agreements and Transactions with Affiliates

The Funds have entered into an Investment Management Agreement with the investment manager dated April 1, 2004. Under this agreement, the Investment Manager provides or oversees investment management services to the Funds. (Prior to April 1, 2004, each of the Funds had a similar Investment Management Agreement with 40/86 Advisors). The Investment

Notes to Financial Statements (continued)

Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by subadvisors who serve pursuant to Subadvisory Agreements with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the year ended December 31, 2004, were as follows:

Fund	Investment Management Fee
Science & Technology	1.20%
20 Fund	0.90%
Mid-Cap	0.90%
Large-Cap	0.90%
Balanced	0.90%
Convertible Securities	1.05%
High Yield	0.90%
Fixed Income	0.65%

The Funds have entered into an Administration and Shareholder Servicing Agreement dated April 1, 2004 with Managers Investment Group LLC (“Managers”). Under this agreement Managers serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. (Prior to April 1, 2004, each of the Funds had a similar administration agreement with Conseco Services, LLC). During the year ended December 31, 2004, each of the Funds paid an Administration fee at the rate of 0.20% per annum of the Fund’s average daily net assets

Effective April 1, 2004 the aggregate annual retainer paid to each Independent Trustee is $52,000, plus $2,000 per meeting attended. The Trustees’ fees and expenses are allocated to the relative net assets of all the Funds for which The Managers Investment Group LLC serves as the Independent Advisor. The Independent chairman of the Trust receives an additional payment of $5,000 per year. The Trustee fee and expenses shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in the complex since April 1, 2004. Prior to April 1, 2004, 40/86 Advisors, the former investment advisor to the Funds, compensated Trustees of the Funds directly, under the investment advisory agreement of the Funds.

Effective April 1, 2004, the Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

Managers Distributors, Inc. (the “Distributor”) serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, the Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. (Prior to April 1, 2004, each of the Funds had a similar distribution agreement with Conseco Equity Sales, Inc.)

The Funds have adopted distribution and service plans with respect to the Class A, Class B and Class C shares of each Fund (the “Plans”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

Pursuant to the Plans, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to the Distributor up to 0.50%, 1.00% and 1.00% annually of each Fund’s average daily net assets attributable to its Class A, Class B and Class C shares, respectively.

The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

Notes to Financial Statements (continued)

The following summarizes the total fees incurred for such services for Class A, Class B and Class C shares for the year ended December 31, 2004:

Fund	Amount
Science & Technology	$21,796
20 Fund	330,601
Mid-Cap	365,421
Large-Cap	32,008
Balanced	196,861
Convertible Securities	130,913
High Yield	493,264
Fixed Income	428,749

(3) Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2004, were as follows:

Fund	Long-Term Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Science & Technology	$1,282,044	$2,433,793	N/A	N/A
20 Fund	15,548,298	28,796,134	N/A	N/A
Mid-Cap	105,655,851	125,942,163	N/A	N/A
Large-Cap	3,641,854	5,130,183	N/A	N/A
Balanced	23,962,846	35,041,756	$6,330,075	$2,478,017
Convertible Securities	15,112,454	20,340,796	N/A	N/A
High Yield	47,333,363	77,936,471	N/A	N/A
Fixed Income	40,994,550	51,717,642	16,703,932	20,349,335

(4) Portfolio Securities Loaned

Effective April 1, 2004, the Funds may participate in a securities lending program offered by BNY Brokerage providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Earnings of such temporary cash investments are divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates. Prior to April 1, 2004, the former Conseco Funds participated in a similar program offered by BNY Brokerage.

(5) Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

(6) Risks Associated with Collateralized Mortgage Obligations (“CMOs”) (Balanced and Fixed Income)

The net asset value of Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

(7) Risks Associated with High Yield Securities (High Yield)

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

(8) Subsequent Event

Effective January 1, 2005, the Funds’ Investment Manager changed its name from The Managers Funds LLC to Managers Investment Group LLC.

Report of Registered Independent Public Accounting Firm

To the Trustees of Managers Trust II and the Shareholders of Managers Science & Technology Fund, Managers 20 Fund, Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers Balanced Fund, Managers Convertible Securities Fund, Managers High Yield Fund and Managers Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Managers Science & Technology Fund, Managers 20 Fund, Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers Balanced Fund, Managers Convertible Securities Fund, Managers High Yield Fund and Managers Fixed Income Fund (eight of the series constituting Managers Trust II, hereafter referred to as the “Funds”), at December 31, 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2005

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by two-thirds of the remaining Trustees and; (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 27 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 27 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 27 Funds in Fund Complex	Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 27 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wad-sworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (19 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 27 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 27 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Managing Director, CISDM at the University of Massachusetts, (1994-Present); President and Chief Executive Officer, Schneeweis Partners, LLC (2001-Present); No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Kingston is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
John Kingston, III, 10/23/65 • Trustee since 2004 • Oversees 27 Funds in Fund Complex	Senior Vice President and General Counsel, (2002-Present), Affiliated Managers Group, Inc.; Vice President and Associate General Counsel, Affiliated Managers Group, Inc. (1999-2002); Director and Secretary, Managers Distributors, Inc. (2000-Present); Secretary, Managers AMG Funds (1999-2004); Served in a general counseling capacity, Morgan Stanley Dean Witter Investment Management, Inc. (1998-1999); Associate, Ropes and Gray (1994-1998); No other directorships held by trustee.

Peter M. Lebovitz, 1/18/55 • Trustee since 2002 • President since 2000 • Oversees 27 Funds in Fund Complex	Managing Partner, Managers Investment Group LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993); President, The Managers Funds (1995- Present); President, Managers AMG Funds (1999-Present); President, Managers Trust I (2000-Present); No other directorships held by trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

Name, Date of Birth, Position(s) Held With the Trust & Length of Time Served	Principal Occupation(s) During Past 5 Years

Galan G. Daukas, 10/24/63 • Chief Financial Officer since 2002	Senior Vice-President, Managers Investment Group LLC (2005-Present); Chief Operating Officer, The Managers Funds LLC, (2002-2004); Chief Financial Officer, Managers AMG Funds, The Managers Funds, and Managers Trust I (2002-Present); Chief Operating Officer and Chairman of the Management Committee, Harbor Capital Management Co., Inc. (2000- 2002); Chief Operating Officer, Fleet Investment Advisors (1992-2000).

Donald S. Rumery, 5/29/58 • Treasurer since 2000	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Secretary; Managers Trust I and Managers Trust II (2000-2004) and Secretary; The Managers Funds (1997-2004).

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds, and Managers Trust I (2004- Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

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access to excellence

managers

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

Legal Counsel

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Transfer Agent

PFPC, Inc.

Attn: Managers Funds Shareholder Services

P.O. Box 9769

Providence, Rhode Island 02940-9769

(800) 548-4539

For ManagersChoice Only

The Managers Funds

PFPC Inc. c/o Wrap Services

P.O. Box 9847

Providence, RI 02940

(800) 358-7668

THE MANAGERS FUNDS

EQUITY FUNDS:

VALUE FUND

Armstrong Shaw Associates Inc.

Osprey Partners Investment

Management, LLC

CAPITAL APPRECIATION FUND

Essex Investment Management Co., LLC

Bramwell Capital Management, Inc.

SMALL COMPANY FUND

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY FUND

Donald Smith & Co., Inc.

Veredus Asset Management LLC

Westport Asset Management, Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

INTERNATIONAL EQUITY FUND

Lazard Asset Management, LLC

Bernstein Investment Research and Management

Wellington Management Company LLP

EMERGING MARKETS EQUITY FUND

Rexiter Capital Management Limited

FIRST QUADRANT TAX-MANAGED EQUITY FUND

First Quadrant, L.P.

SCIENCE & TECHNOLOGY FUND

20 FUND

Oak Associates, ltd.

MID-CAP FUND

LARGE-CAP FUND

Chicago Equity Partners, LLC

BALANCED FUND

Chicago Equity Partners, LLC

Loomis, Sayles & Co. L.P.

THE MANAGERS FUNDS

INCOME FUNDS:

MONEY MARKET FUND

HIGH YIELD FUND

J.P. Morgan Investment Management, Inc.

GLOBAL BOND FUND

Loomis, Sayles & Co. L.P.

SHORT DURATION GOVERNMENT FUND

INTERMEDIATE DURATION GOVERNMENT FUND

Smith Breeden Associates, Inc.

TOTAL RETURN BOND FUND

Merganser Capital Management LP

BOND FUND

GLOBAL BOND FUND

FIXED INCOME FUND

Loomis, Sayles & Company L.P

CONVERTIBLE SECURITIES FUND

40\86 Advisors, Inc.

MANAGERS AMG FUNDS

EQUITY FUNDS:

ESSEX AGGRESSIVE GROWTH FUND

ESSEX SMALL CAP GROWTH FUND

ESSEX LARGE CAP GROWTH FUND

Essex Investment Management Company, LLC

RORER LARGE-CAP FUND

RORER MID-CAP FUND

Rorer Asset Management, LLC

SYSTEMATIC VALUE FUND

Systematic Financial Management, L.P.

THE MANAGERS FUNDS

FREMONT FUNDS

MANAGERS FREMONT GLOBAL FUND

333 Global Advisors LLC*

Armstrong Shaw Associates, Inc.

First Quadrant, L.P.

Jarislowsky, Fraser Ltd.

Kern Capital Management LLC

Northstar Capital Management, Inc.

MANAGERS INTERNATIONAL GROWTH FUND

Jarislowsky, Fraser Ltd.

MANAGERS STRUCTURED CORE FUND

First Quadrant, L.P.

MANAGERS SMALL CAP FUND

Times Square Capital Management, LLC

MANAGERS FREMONT MICRO-CAP FUND

MANAGERS FREMONT INSTITUTIONAL

MICRO-CAP FUND

Kern Capital Management LLC

MANAGERS REAL ESTATE FUND

SECURITIES FUND

Urdang Securities Management LLC

MANAGERS FREMONT BOND FUND

Pacific Investment Management Company LLC

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

Evergreen Investment Management Company, LLC

FREMONT MONEY MARKET

333 Global Advisors LLC*

*	A division of Managers Investment Group LLC

This report is prepared for the Funds’ share holders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, please contact us by calling 1-800-835-3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 1-800-835-3879, or (ii) on the SEC’s website at www.sec.gov.

www.managersinvest.com

Item 2.	CODE OF ETHICS.

Registrant has adopted a Code of Ethics. See attached Exhibit 10(a).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (“PwC”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Managers Large Cap Fund, Managers 20 Fund, Managers Science & Technology Fund, Managers Mid Cap Fund, Managers Balanced Fund, Managers Fixed Income Fund, Managers High Yield Fund and Managers Fixed Income Fund (each a “Fund” and collectively the “Funds”) and for all funds in The Managers Funds Family of Funds Complex are shown in the table below.

Fund	2003		2004
Managers Large Cap Fund	$	n/n	$15,990
Managers 20 Fund		n/a	19,230
Managers Science & Technology Fund		n/a	17,070
Managers Mid Cap Fund		n/a	20,310
Managers Balanced Fund		n/a	19,230
Managers Fixed Income Fund		n/a	21,390
Managers High Yield Fund		n/a	20,310
Managers CVT Securities Fund		n/a	20,310
All funds in The Managers Funds Family of Funds Complex audited by PwC		$318,166	$495,640

Audit-Related Fees

There were no fees billed by PwC to any Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

In each of the fiscal years ended December 31, 2003 and December 31, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the Funds is shown in the table below.

Fund	2003A, B	2004A, B
Managers Large Cap Fund	n/a	$4,000
Managers 20 Fund	n/a	4,000
Managers Science & Technology Fund	n/a	4,000
Managers Mid Cap Fund	n/a	4,000
Managers Balanced Fund	n/a	4,000
Managers Fixed Income Fund	n/a	4,750
Managers High Yield Fund	n/a	5,000
Managers CVT Securities Fund	n/a	6,500

A	Aggregate amounts may reflect rounding.

B	Amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2004 and $0 for fiscal 2003, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Fund’s two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2004	2003	2004	2003	2004	2003
Control Affiliates	$155,040	$	$260,600	$16,350	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	[RESERVED]

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	[RESERVED]

Item 9.	[RESERVED]

Item 10.	[RESERVED]

Item 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	EXHIBITS.

(a)	Any code of ethics or amendments hereto. Filed herewith.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date:	March 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date:	March 11, 2005

By:	/s/ Galan G. Daukas
Galan G. Daukas, Chief Financial Officer

Date:	March 11, 2005